                                 SCHEDULE 14A
                                (RULE 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [ ] Preliminary proxy statement    [ ] Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))
    [X] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                      RAMCO-GERSHENSON PROPERTIES TRUST
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              (Name of Registrant as Specified in Its Charter)



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  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

    [X] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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    [ ] Fee paid previously with preliminary materials.

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    [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

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    (2) Form, schedule or registration statement no.:

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    (3) Filing party:

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    (4) Date filed:

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

                       RAMCO-GERSHENSON PROPERTIES TRUST
                     27600 NORTHWESTERN HIGHWAY, SUITE 200
                              SOUTHFIELD, MI 48034

Dear Shareholder:


     You are being asked to vote on an important step that Ramco-Gershenson Properties Trust (the "Trust") proposes to take. At a Special Meeting on December 18, 1997, the shareholders of the Trust will be asked to approve the Trust's reorganization as a Maryland real estate investment trust, which will include the adoption of a more modern form of Declaration of Trust, and the issuance of preferred shares or common shares to clients advised by Morgan Stanley Asset Management Inc. ("MSAM") and to Kimco Realty Corporation ("Kimco"). Your interests as a shareholder of the Trust will be unchanged as a result of these transactions, in that you will receive an equivalent number of shares of the reorganized Trust in a transaction which the Trust has been advised by legal counsel will have no tax consequences to you.



     Your approval of the two proposals set forth in the accompanying Proxy Statement will permit the Trust to realize the benefits of being reorganized as a Maryland real estate investment trust and the full benefits of the new institutional investment which the Trust has attracted.


     By changing its state of organization and, in the process, adopting a more modern Declaration of Trust, the Trust expects to position itself for continued and improved access to the capital markets and to enhance its institutional and investment community following. As you are aware, the operations of the Trust have changed significantly since May, 1996, when the Trust completed the transaction with Ramco-Gershenson, Inc. and certain of its affiliates. Since that time, the Trust has pursued a growth strategy which has led to numerous retail property acquisitions. The Trust believes that it will be better positioned to continue this strategy if the Trust changes its state of organization to Maryland, which has become the preferred organizational jurisdiction in recent years for real estate investment trusts. In addition, by adopting a more modern form of Declaration of Trust, the Trust will have greater flexibility in raising equity than it has with its current Declaration of Trust. The approval of the shareholders of the Trust is required for the change of venue of the Trust into the Maryland Trust.

     As is discussed in the accompanying Proxy Statement, the Trust has entered into a transaction with certain clients advised by MSAM and with Kimco pursuant to which such entities have agreed to invest up to an aggregate of $35 million in Ramco-Gershenson Properties, L.P., the Trust's real estate partnership (the "Operating Partnership"). Upon completion of the change of venue, an investment in preferred shares of the Trust will be substituted for the investment in the Operating Partnership. Under the terms of the Preferred Units and Stock Purchase Agreement (the "Purchase Agreement") which was entered into by the Trust and the Operating Partnership to effect the investment, the Operating Partnership has agreed to sell and the investors have agreed to purchase up to an aggregate of 1,400,000 Preferred Units of interest in the Operating Partnership for a cash purchase price of $25.00 per Preferred Unit (or an aggregate purchase price of $35 million). Upon completion of the change of venue of the Trust into a Maryland real estate investment trust (the "Maryland Trust"), the MSAM clients and Kimco will exchange their Preferred Units for Series A Convertible Preferred Shares of the Maryland Trust ("Series A Preferred Shares"). Thereafter, subsequent investments by the investors under the Purchase Agreement will consist of purchases of Series A Preferred Shares at a purchase price of $25.00 per share. Under certain circumstances, the Preferred Units and the Series A Preferred Shares are convertible into shares of beneficial interest of the Trust or, upon completion of the change of venue, of the Maryland Trust, at a conversion price of $17.50 per share of beneficial interest. The Trust has entered into this transaction because it believes that the Trust will benefit both from the additional equity capital provided by the transaction and from the Trust developing an affiliation with institutional investors that are highly regarded in the real estate investment trust community. The Trust believes that its shareholders will benefit on a long term basis from a heightened institutional investment community following.


     Pursuant to the rules of the New York Stock Exchange, approval of the shareholders of the Trust is required for the issuance by the Maryland Trust of Series A Preferred Shares and voting shares in connection with the redemption and/or conversion of the Series A Preferred Shares. In addition to being asked to approve the change of venue merger, you are also being asked to approve the issuance by the Maryland Trust of Series A Preferred Shares and voting shares in connection with the redemption and/or conversion of the Series A Preferred Shares.

     Although approval of the shareholders of the Trust was not needed for the Trust and the Operating Partnership to enter into the Purchase Agreement, the approval by the shareholders of the change of venue and the issuance by the Maryland Trust of Series A Preferred Shares and voting shares in connection with the redemption and/or conversion of Series A Preferred Shares will permit the Trust to obtain the full benefit of the transactions contemplated by the Purchase Agreement. If the shareholders of the Trust approve the change of venue and the issuance of Series A Preferred Shares and voting shares by the Maryland Trust, the initial Operating Partnership investment by the clients of MSAM and Kimco will be exchanged for Series A Preferred Shares issued by your new Maryland real estate investment trust. If the proposals are not approved by the shareholders of the Trust, the Preferred Units of the Operating Partnership which constitute the initial investment will be held by the purchasers subject to redemption (a) at a time or times of their choosing and (b) in an amount reflective of the then-market price of the Trust's shares.



     YOUR BOARD OF TRUSTEES SUPPORTS THE PROPOSALS AND BELIEVES THAT THEY ARE IN THE BEST INTERESTS OF THE TRUST AND OF THE SHAREHOLDERS, AND YOUR BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS.



     It is important that your Shares be represented and voted at the Special Meeting, whether or not you plan to attend. Please sign, date and mail the enclosed proxy card at your earliest convenience to ensure that your vote on these important proposals will be recorded.


     Your continued interest and participation in the affairs of the Trust are greatly appreciated.

                                 Sincerely,
                                 /S/ JOEL D. GERSHENSON
                                 Joel D. Gershenson
                                 Chairman


Date: November 17, 1997

                       RAMCO-GERSHENSON PROPERTIES TRUST

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD DECEMBER 18, 1997

                            ------------------------

To the Shareholders of Ramco-Gershenson Properties Trust:


     Notice is hereby given that a Special Meeting of Shareholders of Ramco-Gershenson Properties Trust (the "Trust") will be held at the offices of Honigman Miller Schwartz and Cohn, 2290 First National Building, 660 Woodward Avenue, Detroit, Michigan 48226 on December 18, 1997 at 10:00 a.m. (the "Special Meeting"), to consider and take action upon the following matters:



        (1) To consider and vote upon the changing of the Trust's state of organization from Massachusetts to Maryland through the termination of the Trust's current Amended and Restated Declaration of Trust by amending such Amended and Restated Declaration of Trust to provide for the termination of the Trust, the merger (the "Change of Venue Merger") of the Trust into a newly-formed Maryland real estate investment trust subsidiary (the "Maryland Trust"), and the conversion of each outstanding share of beneficial interest of the Trust into a common share of beneficial interest of the surviving Maryland Trust;



        (2) To consider and vote upon the issuance of Series A Convertible Preferred Shares of the Maryland Trust and common shares of beneficial interest of the Maryland Trust to holders of Series A Convertible Preferred Shares issued by the Maryland Trust upon the conversion or redemption of such Series A Convertible Preferred Shares; and



        (3) The transaction of such other business as may properly come before the meeting or any adjourning thereof.



     The Board of Trustees has fixed the close of business on November 14, 1997 as the record date for the determination of Shareholders entitled to notice of and to vote at the Special Meeting and any adjournment thereof. As of the record date, the Trust had a total of 7,123,105 shares of beneficial interest, $.10 par value per share (the "Shares"), outstanding. A list of Shareholders entitled to vote at the Special Meeting will be available for examination by any Shareholder, for any purpose germane to such meeting, during ordinary business hours during the 10 days prior to the meeting date, at the offices of the Trust, 27600 Northwestern Highway, Suite 200, Southfield, Michigan 48034.


                                       By Order of the Board of Trustees

                                       /s/ Richard D. Gershenson
                                       Richard D. Gershenson
                                       Executive Vice President & Secretary

     ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING. WHETHER OR NOT YOU INTEND TO BE PRESENT, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE STAMPED AND ADDRESSED ENVELOPE ENCLOSED FOR YOUR CONVENIENCE. SHAREHOLDERS CAN HELP THE TRUST AVOID UNNECESSARY EXPENSE AND DELAY BY PROMPTLY RETURNING THE ENCLOSED PROXY CARD.


November 17, 1997

                               TABLE OF CONTENTS


                                                                PAGE
                                                                ----
SUMMARY.....................................................      1
GENERAL INFORMATION.........................................      4
  Description of the Proposals..............................      4
  Vote Required at the Special Meeting......................      4
BACKGROUND OF THE CHANGE OF VENUE MERGER....................      4
BACKGROUND OF THE SHARE ISSUANCE PROPOSAL...................      5
RECOMMENDATIONS OF THE BOARD OF TRUSTEES....................      5
BENEFITS AND CONSEQUENCES OF THE PROPOSALS..................      5
  Potential Benefits of the Proposals.......................      5
     Beneficial Maryland Statute............................      5
     Increased Capital Access...............................      5
     Positioning for Future Offerings.......................      6
     Benefits of Equity Investment..........................      6
  Potential Consequences of the Proposals...................      6
     Ownership Concentration................................      6
     Limitations on Transactions and Corporate Actions......      7
     Rights of Series A Preferred Shares....................      7
     Registration Rights....................................      7
POTENTIAL EFFECTS OF SHAREHOLDER APPROVAL OR
  FAILURE TO APPROVE THE PROPOSALS..........................      7
  Effects of Shareholder Approval...........................      7
  Effects of Failure to Approve the Proposals...............      8
THE CHANGE OF VENUE PROPOSAL................................      8
  General...................................................      8
  Effective Time and Effect of the Change of Venue Merger...      9
  Trust Dividends...........................................      9
  Anticipated Accounting Treatment..........................     10
  New York Stock Exchange Listing...........................     10
  Continuation of Stock Option and Dividend Reinvestment
     Plans..................................................     10
  Declaration of Trust and Bylaws...........................     10
DESCRIPTION OF THE SHARES OF BENEFICIAL INTEREST OF
  THE MARYLAND TRUST........................................     11
  General...................................................     11
  Common Shares.............................................     11
  Preferred Shares..........................................     12
  Series A Preferred Shares.................................     12
  Power to Issue Additional Common Shares and Preferred
     Shares.................................................     12
  Restrictions On Ownership and Transfer of Shares..........     12
  Staggered Board of Trustees...............................     15
  Transfer Agent............................................     15
COMPARISON OF SIGNIFICANT PROVISIONS OF THE TRUST'S AMENDED
  AND RESTATED DECLARATION OF TRUST AND BY-LAWS AND THE
  DECLARATION OF TRUST AND BYLAWS OF THE MARYLAND TRUST.....     15
  General...................................................     15
  Capitalization............................................     15
  Voting Rights.............................................     15
  Number, Election, Vacancy and Removal of Trustees.........     16
  Powers of Trustees........................................     16
  Committees of the Board...................................     16
  Amendments to Declaration of Trust........................     16

                                                                PAGE
                                                                ----
  Shareholder Meetings and Actions by Shareholders Without a
     Meeting................................................     17
  Shareholder and Trustee Liability for Obligations of the
     Trust..................................................     17
  Duties and Liability of Trustees and Officers.............     17
  Indemnification of Trustees and Officers..................     18
  Restrictions on Investment................................     18
  Dividends.................................................     18
  Certain Provisions of Maryland Law........................     19
     Business Combinations..................................     19
     Control Share Acquisitions.............................     19
     Advance Notice of Trustee Nominations and New
      Business..............................................     20
     Anti-Takeover Effect of Certain Provisions of Maryland
      Law and of the Declaration of Trust and the Bylaws of
      the Maryland Trust....................................     20
CERTAIN FEDERAL INCOME TAX CONSEQUENCES.....................     20
THE SHARE ISSUANCE PROPOSAL.................................     20
  General...................................................     20
  Listing of Shares or Common Shares on the New York Stock
     Exchange...............................................     21
THE EQUITY INVESTMENT.......................................     21
  Background................................................     21
  General...................................................     22
  Qualified Underwritten Offering and Preemptive Rights.....     23
  Conditions to Closings of Subsequent Purchases............     23
  Use of Proceeds...........................................     23
  Representations and Warranties............................     24
  Indemnification...........................................     24
  Restriction on Competing Transaction......................     24
  Terms of Series A Preferred Shares........................     24
     Dividend Rights........................................     24
     Rank...................................................     25
     Maturity Date..........................................     25
     Mandatory Conversion...................................     25
     Optional Conversion....................................     25
     Redemption on Acceleration of the Maturity Date........     25
     Voting Rights..........................................     25
     Anti-Dilution Rights...................................     27
  Terms of Preferred Units..................................     27
  Registration Rights.......................................     28
     Shelf Registration Rights..............................     28
     Demand Registration Rights.............................     28
     Black-Out Rights.......................................     28
     Piggy-Back Registration Rights.........................     28
     Tag-Along Rights of Investor and the Advancing Party...     28
     Indemnification Rights.................................     29
OTHER MATTERS...............................................     29
  Solicitation of Proxies...................................     29
  Accountant's Representatives..............................     30
INCORPORATION BY REFERENCE..................................     31
ANNEXES.....................................................     32

                                    SUMMARY

     The following is a summary of certain information contained in this Proxy Statement. This Summary is not intended to be complete and is subject to and qualified in its entirety by reference to the more detailed information set forth elsewhere in this Proxy Statement and the Annexes attached hereto. Shareholders are urged to read this Proxy Statement in its entirety. As used herein, the term the "Trust" means Ramco-Gershenson Properties Trust, a Massachusetts business trust. Certain terms used in this Summary may be defined elsewhere in this Proxy Statement.


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Trust (the "Board of Trustees" or the "Board"). The proxies will be exercised at the Special Meeting of the Shareholders of the Trust (as the same may be postponed or adjourned, the "Special Meeting") to be held on Thursday, December 18, 1997, at 10:00 a.m. local time, at the offices of Honigman Miller Schwartz and Cohn, 2290 First National Building, 660 Woodward Avenue, Detroit, Michigan 48226.



     At the Special Meeting, holders of shares of beneficial interest of the Trust, par value $0.10 per share ("Shares"), will be asked to consider and approve (i) a proposal (the "Change of Venue Proposal") to change the Trust's state of organization from Massachusetts to Maryland through the termination of the Trust's current Amended and Restated Declaration of Trust by amending such Amended and Restated Declaration of Trust to provide for the termination of the Trust, the merger (the "Change of Venue Merger") of the Trust into a newly-formed Maryland real estate investment trust subsidiary (the "Maryland Trust"), and the conversion of each outstanding share of beneficial interest of the Trust into a common share of beneficial interest of the surviving Maryland Trust, and
(ii) a proposal (the "Share Issuance Proposal") to approve the issuance of Series A Convertible Preferred Shares of the Maryland Trust ("Series A Preferred Shares") and common shares of beneficial interest of the Maryland Trust ("Common Shares") to holders of Series A Preferred Shares upon the conversion or redemption of the Series A Preferred Shares. The matters referred to above are collectively referred to as the "Proposals."



     The Trust was organized under the laws of the Commonwealth of Massachusetts in keeping with Massachusetts' historic role in the organization of business trusts. More recently, most newly created real estate investment trusts ("REITs") have chosen Maryland as their jurisdiction of organization and have been formed as either corporations under the Maryland General Corporation Law ("MGCL") or statutory real estate investment trusts under Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland ("Title 8"). For REITs which choose to be organized as trusts rather than corporations, Title 8 provides statutory organization and governance provisions specifically for such REITs. In addition, in recent years a number of existing REITs have chosen to relocate to Maryland from other states. See "Benefits and Consequences of the Proposals -- Potential Benefits of the Proposals," "The Change of Venue Proposal -- General" and "Comparison of Significant Provisions of the Trust's Amended and Restated Declaration of Trust and By-laws and the Declaration of Trust and Bylaws of the Maryland Trust" for a more detailed description of the benefits of organization under Title 8. Because of the benefits associated with being organized in Maryland and the large number of publicly traded REITs which are Maryland entities, management believes that this form of organization will be in the best interests of the Trust and its shareholders and will provide the Trust with enhanced opportunities to access the capital markets to fund future growth.



     The Trust believes that the approval of the Proposals will have a number of material beneficial effects on the Trust and its Shareholders, including the following: (i) the Change of Venue Merger will permit the Trust to enjoy the benefits afforded to REITs organized under the laws of the State of Maryland;
(ii) the Change of Venue Merger (including the adoption of a more modern Declaration of Trust) will permit the Trust better access to the capital markets, a better following in the marketplace, increased interest from the institutional investment community and generally a broader base from which the Trust may seek investment; and (iii) the Trust will be better positioned to raise equity capital through the issuance of registered securities of the Trust in the public marketplace.


     The Trust has entered into a transaction with certain clients advised by Morgan Stanley Asset Management Inc. ("MSAM") and with Kimco Realty Corporation ("Kimco") pursuant to which such entities have agreed to invest up to an aggregate of $35 million in Ramco-Gershenson Properties, L.P., the Trust's real estate partnership (the "Operating Partnership"). Under the terms of a Preferred Units and Stock Purchase Agreement (the

"Purchase Agreement") which was entered into by the Trust and the Operating Partnership to effect the investment, the Operating Partnership has agreed to sell and the clients advised by MSAM (such clients are referred to in this Proxy Statement as the "Advancing Party") and Kimco have agreed to purchase up to an aggregate of 1,400,000 Preferred Units of interest in the Operating Partnership for a cash purchase price of $25.00 per Preferred Unit (or an aggregate purchase price of $35 million). The majority of the investment by the Advancing Party and Kimco will be made through Special Situations RG REIT, Inc. ("Investor"), an entity created by such investors to effect the contemplated investment.


     Upon completion of the Change of Venue Merger, Investor will exchange its Preferred Units for Series A Preferred Shares of the Maryland Trust. Thereafter, subsequent investments by the investors under the Purchase Agreement will consist of purchases of Series A Preferred Shares at a purchase price of $25.00 per share. Under certain circumstances, the Preferred Units and the Series A Preferred Shares are convertible into Shares of the Trust or, upon completion of the Change of Venue Merger, of Common Shares of the Maryland Trust at a conversion price of $17.50 per share of beneficial interest. The Trust has entered into this transaction because it believes that the Trust will benefit both from the additional equity capital provided by the transaction and from the Trust developing an affiliation with institutional investors that are highly regarded in the real estate investment trust community. The Trust believes that its Shareholders will benefit on a long term basis from a heightened institutional investment community following.


     A more detailed description of the transactions contemplated by the Purchase Agreement, including the terms and conditions of the Series A Preferred Shares and the Preferred Units, is set forth in this Proxy Statement under the heading "The Equity Investment."


     As described above, the Trust is seeking the consent and approval of the Shareholders to the Proposals. The approval of the Shareholders is necessary in order to permit the Trust to effect the Change of Venue Merger and, pursuant to the rules of the New York Stock Exchange, to permit the listing of the Common Shares of the Maryland Trust that may be issued in the future in connection with the redemption and/or conversion of the Series A Preferred Shares. The approval of the Shareholders was not necessary for the Trust and the Operating Partnership to enter into the Purchase Agreement.



     In the event that the Shareholders fail to approval the Proposals (at either this Special Meeting or the Trust's next annual meeting of Shareholders), the Trust may, under certain circumstances, be required to repurchase all of the outstanding Preferred Units for cash, in an amount equal to (i) the original purchase price for such Preferred Units plus any accrued and unpaid preferred distributions with respect to such Preferred Units, divided by $17.50, (ii) multiplied by the then current market price of the Trust's Shares. If the Proposals are not approved, the holders of Preferred Units may require the Trust to repurchase Preferred Units for Shares and/or for cash. Such repurchase would need to be made in cash if the Trust was not then legally able to issue to the holders of Preferred Units a number of Shares reflective of the number of Preferred Units noticed for repurchase. In the event that the Trust is required to redeem the Preferred Units, no assurance can be given that the Trust will be able to raise additional equity capital on terms which are as favorable or more favorable than the terms of the Purchase Agreement either to fund such redemption or to fund the Trust's future equity capital needs.



     The affirmative vote of a majority of the issued and outstanding Shares is required to approve the Change of Venue Proposal. The affirmative vote of a majority of the Shares present or represented by proxies at the Special Meeting and entitled to vote at the Special Meeting is required to approve the Share Issuance Proposal.



     YOUR BOARD OF TRUSTEES SUPPORTS THE PROPOSALS AND BELIEVES THAT THEY ARE IN THE BEST INTERESTS OF THE TRUST AND OF THE SHAREHOLDERS, AND YOUR BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF EACH OF THE PROPOSALS.



     Shareholders of record at the close of business on November 14, 1997 are entitled to notice of and to vote at the Special Meeting. On such date, there were 7,123,105 Shares issued and outstanding. A majority of the Shares entitled to vote represented in person or by proxy constitute a quorum for the meeting. If a quorum is not present, the Special Meeting may be adjourned to a later date at which a quorum is present, and Shares represented by proxies may be voted for such adjournment. The affirmative vote of a majority of the issued and outstanding Shares is required to approve the Change of Venue Proposal. The affirmative vote of a majority of the Shares present or represented by proxies and entitled to vote at the Special Meeting is required to approve the Share Issuance Proposal.



     Proxies in the accompanying form which are properly executed and duly returned to the Trust and not revoked will be voted as specified and, if no direction is made, will be voted in favor of the Change of Venue Proposal and the Share Issuance Proposal. Each proxy granted is revocable and may be revoked at any time prior to its exercise by giving notice to the Trust of its revocation. A Shareholder who attends the Special Meeting in person may, if such Shareholder wishes, vote by ballot at the Special Meeting, thereby cancelling any proxy previously given.



     Shares held of record by Shareholders or brokers who do not return a signed and dated proxy or attend the Special Meeting and vote in person will not be considered present or represented at the Special Meeting, will not be counted in determining the presence of a quorum, and will not be voted. The presence, in person or by proxy, of Shareholders holding a majority of the Shares entitled to vote shall constitute a quorum for the Special Meeting. Abstentions and broker non-votes will neither be counted in establishing a quorum nor be voted for or against matters presented for Shareholder consideration. Because the Change of Venue Proposal requires the affirmative vote of holders of a majority in interest of the outstanding Shares of the Trust, and because abstentions and broker non-votes with respect to the Proposals are not counted as affirmative votes, they have the same effect as a vote against the Change of Venue Proposal.

                              GENERAL INFORMATION


DESCRIPTION OF THE PROPOSALS



     As more fully described in this Proxy Statement, the Shareholders will be asked to consider and approve (i) a proposal to change the Trust's state of organization from Massachusetts to Maryland through the termination of the Trust's current Amended and Restated Declaration of Trust by amending such Amended and Restated Declaration of Trust to provide for the termination of the Trust, the merger of the Trust into a newly-formed Maryland real estate investment trust subsidiary, and the conversion of each outstanding share of beneficial interest of the Trust into a common share of beneficial interest of the surviving Maryland Trust, and (ii) a proposal to approve the issuance of Series A Preferred Shares and common shares of beneficial interest of the Maryland Trust to holders of Series A Preferred Shares of the Maryland Trust upon the conversion or redemption of the Series A Preferred Shares. The matters referred to above are collectively referred to as the "Proposals."



VOTE REQUIRED AT THE SPECIAL MEETING



     As described above, the Trust is seeking the consent and approval of the Shareholders to the Proposals. The approval of the Shareholders is necessary in order to permit the Trust to effect the Change of Venue Merger and, pursuant to the rules of the New York Stock Exchange, to permit the listing of the Common Shares of the Maryland Trust that may be issued in the future in connection with the redemption and/or conversion of the Series A Preferred Shares.



     The affirmative vote of a majority of the issued and outstanding Shares is required to approve the Change of Venue Proposal. The affirmative vote of a majority of the Shares present or represented by proxies at the Special Meeting and entitled to vote at the Special Meeting is required to approve the Share Issuance Proposal.



     THE BOARD OF TRUSTEES SUPPORTS THE PROPOSALS AND BELIEVES THAT THEY ARE IN THE BEST INTEREST OF THE TRUST AND OF THE SHAREHOLDERS, AND THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF EACH OF THE PROPOSALS.


                    BACKGROUND OF THE CHANGE OF VENUE MERGER

     The Trust is a Massachusetts business trust organized pursuant to a Declaration of Trust declared and accepted in Boston, Massachusetts on June 21, 1988, as amended and restated by an Amended and Restated Declaration of Trust dated June 21, 1988, as amended and restated by an Amended and Restated Declaration of Trust dated October 14, 1988 and by a First Amendment to the Amended and Restated Declaration of Trust dated May 10, 1996 (as amended, the "Amended and Restated Declaration of Trust").


     The Trust was organized under the laws of the Commonwealth of Massachusetts in keeping with Massachusetts' historic role in the organization of business trusts. More recently, most newly created REITs have chosen Maryland as their jurisdiction of organization and have been formed as either corporations under the MGCL or statutory real estate investment trusts under Title 8. For REITs which choose to be organized as trusts rather than corporations, Title 8 provides statutory organization and governance provisions specifically for such REITs. In addition, in recent years a number of existing REITs have chosen to relocate to Maryland from other states. See "Benefits and Consequences of the Proposals -- Potential Benefits of the Proposals," "The Change of Venue Proposal -- General" and "Comparison of Significant Provisions of the Trust's Amended and Restated Declaration of Trust and By-laws and the Declaration of Trust and Bylaws of the Maryland Trust" for a more detailed description of the benefits of organization under Title 8. Because of the benefits associated with being organized in Maryland and the large number of publicly traded REITs which are Maryland entities, management believes that this form of organization will be in the best interests of the Trust and its \shareholders and will provide the Trust with enhanced opportunities to access the capital markets to fund future growth.

                   BACKGROUND OF THE SHARE ISSUANCE PROPOSAL



     The Trust's Shares are currently traded on, and upon completion of the Change of Venue Merger, the Common Shares of the Maryland Trust will be traded on, the New York Stock Exchange. The Trust intends to file an additional listing application with the New York Stock Exchange with respect to the Shares which may be issued in connection with the conversion or redemption of the Preferred Units. In addition, the Maryland Trust intends to file an additional listing application with the New York Stock Exchange with respect to the Common Shares which will be issued in connection with the conversion or redemption of the Series A Preferred Shares. New York Stock Exchange rules require the Trust to obtain Shareholder approval for (i) the sale or issuance of Common Shares, and Series A Preferred Shares convertible into Common Shares, equal to 20% or more of the outstanding Common Shares and (ii) the sale or issuance of Common Shares representing in excess of 1% of the voting power of the Trust to a person or entity that holds securities representing in excess of 5% of the outstanding voting power of the Trust. The issuance of Series A Preferred Shares or Common Shares to the Advancing Party and Kimco may require approval under the New York Stock Exchange rules, depending upon the amount and timing of the issuance or issuances. The approval of the Share Issuance Proposal will constitute the approval necessary to satisfy the above described New York Stock Exchange requirements.


                    RECOMMENDATIONS OF THE BOARD OF TRUSTEES


     The Board of Trustees has unanimously approved the Proposals and has determined that the matters covered by the Proposals are in the best interests of the Trust and its Shareholders. THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF EACH OF THE PROPOSALS.



     The Board of Trustees believes that the Proposals are in the best interests of the Trust and its Shareholders because it believes that the Change of Venue Merger and the Share Issuance Proposal will position the Trust for continued and improved access to the capital markets, and will enhance the institutional and investment community following for the Trust. In addition, the Board of Trustees considered the factors listed below under "Benefits and Consequences of the Proposals -- Potential Benefits of the Proposals" in reaching its determination that the Proposals are in the best interests of the Trust and its Shareholders.



                   BENEFITS AND CONSEQUENCES OF THE PROPOSALS



POTENTIAL BENEFITS OF THE PROPOSALS



     The Trust believes that the approval of the Proposals will have a number of material beneficial effects on the Trust and its Shareholders, including the following:


     Beneficial Maryland Statute. The Change of Venue Merger will permit the Trust to enjoy the benefits afforded to REITs organized under the laws of the State of Maryland. In particular, the Maryland Trust will provide greater certainty with respect to the applicability of laws relating to the Trust by virtue of the fact that the Maryland Trust will be governed by a statute (by way of contrast, the Trust was created under the common law of the Commonwealth of Massachusetts, for which there are no specific statutory governance provisions). In addition, Maryland law provides certain protections to trustees which the Trust believes will be beneficial to the Trust's ability to attract and retain experienced individuals to manage the Trust, and which may not be available under the laws of the Commonwealth of Massachusetts. Also, the Maryland statute provides that shareholders in a Maryland real estate investment trust have no liability for obligations of the Maryland real estate investment trusts; Massachusetts law relating to business trusts does not provide similar statutory protection.

     Increased Capital Access. The Trust believes that utilizing a Maryland real estate investment trust (including the adoption of a more modern Declaration of Trust) will permit the Trust better access to the capital markets, a better following in the marketplace, increased interest from the institutional investment community and generally a broader base from which the Trust may seek investment. Management believes that a stronger following of the Trust's securities will strengthen market pricing, enabling the Trust to obtain financing on more favorable terms, which should contribute materially to the advancement of the Trust's business goals. Moreover, the more modern Declaration of Trust used by the Maryland Trust will permit the rapid creation of innovative securities and to take advantage of opportune pricing, both of which will translate into savings in financing costs for the benefit of all shareholders.

     Positioning for Future Offerings. Management believes that, upon completion of the Change of Venue Merger and the subsequent issuance of Series A Preferred Shares, the Trust will be better positioned to raise capital through the issuance of registered securities of the Trust in the public marketplace. Widespread investor acceptance of the Trust's securities is, in the eyes of management, an important feature in enhancing the perception of the Trust in the marketplace and gaining capital access which is important to the Trust in achieving its goals and implementing its growth strategy.


     Benefits of Equity Investment. As described in this Proxy Statement, the approval of the Proposals will allow the Trust to fully implement the terms of the Purchase Agreement and the transactions contemplated thereby. In so doing, the Trust believes that it will realize a number of benefits from the equity investment by the MSAM clients and Kimco, including the following:


          Institutional Alliances. By entering into the Purchase Agreement with MSAM and Kimco, the Trust has forged new and powerful alliances with knowledgeable and well-respected investors. MSAM has a history of investing in companies that offer attractive revenue growth and capital appreciation opportunities. Kimco is considered one of the premier real estate investment trusts focussing on retail shopping center properties. The Trust believes that it will benefit significantly from its association with MSAM and Kimco, and from the increased access to market knowledge and operating experience that such alliances may bring. In addition, management believes that it is implicit in such investment by MSAM and Kimco that there will be heightened interest in the investment community in the Trust's securities and in its operations.

          Acquisition and Development of Properties; Reduction of Trust
     Debt. The Trust may apply a portion of the net proceeds of the sale of the Preferred Units and the Series A Preferred Shares to (i) acquire, develop or redevelop retail properties or (ii) reduce outstanding debt of the Trust and/or the Operating Partnership. If the Trust elects to use a portion of the net proceeds for the acquisition, development or redevelopment of retail properties, the Trust will be better able to implement its growth strategy and will have increased opportunities to generate additional returns for the Trust's Shareholders. See "-- Potential Return to Shareholders" below. The Trust also believes that, among other things, a reduction of debt (if undertaken) will increase the attractiveness of the Trust to the capital markets, resulting in the Trust's greater access to future financing, which will, in turn, permit greater future growth.

          Potential Return to Shareholders. The transactions contemplated by the Purchase Agreement will not result in any direct return to Shareholders of cash or other consideration. The Trust, however, believes that such transactions offer Shareholders an opportunity to realize long-term value through the potential appreciation of the Trust's Shares primarily as a result of (i) the potential yields to Shareholders from the properties that the Operating Partnership will be in a position to acquire, develop or redevelop with portions of the net proceeds from the sale of the Preferred Units and Series A Preferred Shares (provided that, there is no assurance as to the existence or extent of such yields), all of which may enable Shareholders to sell their Shares in the future at a price that is higher than the Share price at the time that the MSAM transaction was publicly announced, and (ii) debt reduction (if the Trust elects to apply proceeds of the sale of the Preferred Units and Series A Preferred Shares to reduce debt), which among other things, should increase the Trust's access to capital, permitting increased growth. However, there can be no assurance that the price of the Trust's Shares will rise in the future.


POTENTIAL CONSEQUENCES OF THE PROPOSALS



     The Proposals may raise considerations for the Trust and its Shareholders which should be considered in connection with the approval of the Proposals, including the following:


     Ownership Concentration. In seeking institutional alliances, and seeking to obtain institutional capital, it is necessary for the Trust to allow those institutions with which it wishes to ally, including MSAM and Kimco, to purchase securities of the Trust. Investments of the magnitude likely to benefit the Trust in achieving its goals may require issuance of a substantial amount of securities with the result that the institutions with which the Trust allies, including MSAM and Kimco, will become substantial shareholders. Assuming the approval of the

Proposals and completion of the investment contemplated by Purchase Agreement, the Series A Preferred Shares purchased by the MSAM clients and Kimco will be convertible into Common Shares representing an approximate 16.7% ownership of the Maryland Trust's Common Shares on a fully-diluted basis as of the date of this Proxy Statement (assuming (i) the conversion of outstanding units of beneficial interest of the Operating Partnership ("OP Units") into Common Shares and (ii) the exercise of outstanding options to purchase Shares issued under the Trust's existing share option plans).


     Substantial shareholders, by virtue of their investment in any company, including the Trust, generally seek to have an active voice in the affairs of the company in which they invest, and managements are often attentive to the suggestions of such shareholders. It is possible that the MSAM investors and Kimco would have, and might seek to exercise, substantial influence over the affairs of the Trust as the result of their ownership of Series A Preferred Shares or, following conversion, Common Shares. See "The Equity Investment -- Terms of Series A Preferred Shares -- Voting Rights."

     Limitations on Transactions and Corporate Actions. Pursuant to the various limitations on the Trust's actions described in this Proxy Statement which will remain in effect until the Preferred Units and the Series A Preferred Shares are converted into Shares (in the case of Preferred Units) or into Common Shares (in the case of Series A Preferred Shares), the Trust will be proscribed from or limited with respect to certain transactions and corporate actions which the Trust may have otherwise taken. Although the Trust does not believe that these limitations on the Trust's activities will materially impair the Trust's ability to conduct its business, there can be no assurance that these limitations will not adversely affect the Trust's operations in the future. See "The Equity Investment -- Terms of Series A Preferred Shares -- Voting Rights."

     Rights of Series A Preferred Shares. Pursuant to the Articles Supplementary which form a part of the Maryland Trust's Amended and Restated Declaration of Trust (as supplemented by the Articles Supplementary, the "Declaration of Trust") and set forth the terms and conditions of the Series A Preferred Shares, the holders of the Series A Preferred Shares are afforded several rights and preferences which may be disadvantageous to the holders of Common Shares, including (i) cumulative preferential dividends such that no dividends are payable with respect to the Common Shares until all accrued and unpaid dividends on the Series A Preferred Shares are paid in full, (ii) the right to approve certain transactions and actions of the Maryland Trust voting as a separate class, (iii) a liquidation preference senior to that of the Common Shares, and
(iv) the right to convert to Common Shares under certain circumstances which could result in a substantial percentage of Common Shares being held by the former holders of Series A Preferred Shares. See "The Equity Investment -- Terms of Series A Preferred Shares" below.

     Registration Rights. The Trust has entered into a Registration Rights Agreement with the holders of Preferred Units which will also apply to the holders of Series A Preferred Shares upon completion of the Change of Venue Merger. Under the Registration Rights Agreement, those holders may, under certain circumstances, require the Trust to cause registration statements to be filed so as to permit the sale of Series A Preferred Shares, Common Shares or Shares by such holders in registered form. Although the Registration Rights Agreement contains "blackout" provisions permitting the Trust to gain access to the capital markets without the interruption of the exercise of such registration rights, there is no assurance that such registration rights might not interfere at some time in the future with the Trust's planned offerings. See "The Equity Investment -- Registration Rights" below.

                  POTENTIAL EFFECTS OF SHAREHOLDER APPROVAL OR

                        FAILURE TO APPROVE THE PROPOSALS



     Effects of Shareholder Approval. Approval of both of the Proposals by the Shareholders of the Trust will constitute approval of the Change of Venue Merger (including approval of an amendment to the Trust's existing Amended and Restated Declaration of Trust to provide for the termination of the Trust), the issuance of Series A Preferred Shares and the issuance of Common Shares upon the conversion or redemption of Series A Preferred Shares. Additionally, Shareholder approval will mean that all Preferred Units will be retired for Series A Preferred Shares, with the result that the Trust will not need to consider the liquidity questions that might arise where the holders of Preferred Units seek redemption for Shares and/or cash.

     Effects of Failure to Approve the Proposals. As described elsewhere in this Proxy Statement, under the terms of the Purchase Agreement, the Trust agreed to call this Special Meeting for the purpose of obtaining the approval of the Trust's Shareholders to the Proposals. In the event that the Shareholders fail to approve both of the Proposals (at either this Special Meeting or the Trust's next annual meeting of Shareholders), the Trust may, under certain circumstances, be required to repurchase all of the outstanding Preferred Units for cash, in an amount equal to (i) the original purchase price for such Preferred Units plus any accrued and unpaid preferred distributions with respect to such Preferred Units, divided by $17.50, (ii) multiplied by the then current market price of the Trust's Shares. If the Proposals are not approved, the holders of Preferred Units may require the Trust to repurchase Preferred Units for Shares and/or for cash. Such repurchase would need to be made in cash if the Trust was not then legally able to issue to the holders of Preferred Units a number of Shares reflective of the number of Preferred Units noticed for repurchase.


     In the event that the Trust is required to redeem the Preferred Units, no assurance can be given that the Trust will be able to raise additional equity capital on terms which are as favorable or more favorable than the terms of the Purchase Agreement either to fund such redemption or to fund the Trust's future equity capital needs. If the Trust is unable to raise additional equity capital, management of the Trust believes that the Trust's ability to continue its growth strategy will be adversely affected. In addition, any such required redemption could occur at a time when the Trust does not have the financial resources to redeem the Preferred Units, or could result in a default under borrowing agreements then in effect, either of which could have a material adverse effect on the Trust.


                          THE CHANGE OF VENUE PROPOSAL


GENERAL

     The Change of Venue Merger will be effected through the termination of the Trust's Amended and Restated Declaration of Trust and the merger of the Trust into a newly-formed Maryland real estate investment trust subsidiary, and the conversion of each Share into a Common Share of the Maryland Trust pursuant to a Certificate of Termination of Trust and a Change of Venue Merger Agreement (the "Change of Venue Merger Agreement"), the form of which agreement is attached as Annex A to this Proxy Statement. As a result of the Change of Venue Merger, the Trust will be operated as a Maryland REIT pursuant to the provisions of Title 8 and the Declaration of Trust and Bylaws of the Maryland Trust. Immediately upon completion of the Change of Venue Merger, Investor will be reorganized (the "Investor Reorganization") with and into the Maryland Trust pursuant to which the Maryland Trust will acquire all Preferred Units owned by Investor and issue to the Advancing Party and Kimco, in exchange for their interests in Investor, Series A Preferred Shares in accordance with an Agreement of Merger of the Maryland Trust and Investor substantially in the form attached as Annex B to this Proxy Statement. The Investor Reorganization does not require approval by the Shareholders of the Trust under Title 8 or the Declaration of Trust or Bylaws of the Maryland Trust (since it has already been approved by action of the Board of Trustees of the Trust, as the sole shareholder of the Maryland Trust).

     The Trust's Board of Trustees and its management believes that the Change of Venue Merger will be beneficial to the Trust's Shareholders for the following reasons:

          - The Maryland Trust will provide greater certainty with respect to the applicability of laws relating to the Trust by virtue of the fact that the Maryland Trust will be governed by a statute created specifically to govern REITs (by way of contrast, the Trust was created under the common law of the Commonwealth of Massachusetts, for which there are no specific statutory governance provisions).

          - Maryland law provides certain protections to trustees which the Trust believes will be beneficial to the Trust's ability to attract and retain experienced individuals to manage the Trust, and which may not be available under the laws of the Commonwealth of Massachusetts.

          - The Declaration of Trust of the Maryland Trust will permit the Trust to issue preferred securities, including the Series A Preferred Shares, to investors who wish to invest in the Trust on a preferred share basis, which will afford the Trust greater flexibility in conducting its financing activities.

          - The Maryland statute provides that shareholders in a Maryland REIT have no liability for obligations of the Maryland REIT; Massachusetts law relating to business trusts does not provide similar statutory protection to shareholders.

     Certain differences exist between (a) Massachusetts law and Title 8 and (b) the Trust's existing Amended and Restated Declaration of Trust and By-Laws and the Declaration of Trust and Bylaws that will govern the Maryland Trust. See "Comparison of Significant Provisions of the Trust's Amended and Restated Declaration of Trust and By-Laws and the Maryland Trust's Declaration of Trust and Bylaws" below for a more complete discussion of such differences and their effects.

EFFECTIVE TIME AND EFFECT OF THE CHANGE OF VENUE MERGER


     The Change of Venue Merger will become effective upon (i) the filing of Articles of Merger with the State Department of Assessments and Taxation of Maryland, (ii) the filing of a copy of such Articles of Merger attached to a Certificate of Termination of Trust with the Secretary of State of the Commonwealth of Massachusetts and (iii) the amendment of the Trust's Amended and Restated Declaration of Trust to provide for the termination of the Trust upon consummation of the Change of Venue Merger. The filings described in the preceding sentence are anticipated to be made as soon as practicable after both of the Proposals are approved by the Shareholders of the Trust (such time will be referred to herein as the "Effective Time").



     As described in this Proxy Statement, in connection with the Change of Venue Merger, the Trust will amend its existing Amended and Restated Declaration of Trust by adding a provision to Article VIII, Section 3 of the Amended and Restated Declaration of Trust to provide for the termination of the Trust. The text of the additional provision is as follows:



          "Termination upon Merger with Maryland REIT. The Trust shall terminate upon the effectiveness of Articles of Merger ("Articles of Merger") filed with the State Department of Assessments and Taxation of Maryland certifying to the merger (the "Change of Venue Merger") of the Trust into Ramco-Gershenson Properties Trust, a Maryland real estate investment trust organized pursuant to Title 8 of the Corporations and Associations Article of Annotated Code of Maryland for the purpose of succeeding to the business and properties of the Trust (the "Maryland REIT") pursuant to the Change of Venue Merger Agreement between the Trust and the Maryland REIT attached as Exhibit A to the Proxy Statement for the Special Meeting of Shareholders of the Trust held for the purpose (among others) of approving the Change of Venue Merger. Following such approval by the Shareholders of the Trust, the Trustees are authorized to cause said filing of the Articles of Merger in Maryland and upon the Effective Date provided for in the Articles of Merger, the Change of Venue Merger shall be effective in accordance with the provisions of the Change of Venue Merger Agreement, and the filing of a copy of the Articles of Merger with the Secretary of State of the Commonwealth of Massachusetts will conclusively evidence the termination of the Trust."



Approval of the Change of Venue Merger will constitute approval of the above described amendment to the Trust's existing Amended and Restated Declaration of Trust. Upon approval of the Proposals, the Trust will amend its Amended and Restated Declaration of Trust as set forth above.


     At the Effective Time, the separate existence of the Trust will terminate and Shareholders of the Trust will become shareholders of the Maryland Trust. Promptly after the closing of the Change of Venue Merger, a letter of transmittal will be mailed to Shareholders containing instructions relating to the surrender of outstanding certificates representing Shares in exchange for certificates representing Common Shares of the Maryland Trust. SHARE CERTIFICATES SHOULD NOT BE SURRENDERED UNTIL THE LETTER OF TRANSMITTAL IS RECEIVED.

TRUST DIVIDENDS

     Upon completion of the Change of Venue Merger, holders of Shares of the Trust will receive Common Shares of the Maryland Trust in exchange for such Shares. Both the existing Amended and Restated Declaration of Trust and the Declaration of Trust of the Maryland Trust permit the Board of Trustees to authorize and declare from time to time such dividends or distributions to shareholders as the Board of Trustees in its discretion shall determine. As described elsewhere in this Proxy Statement, the holders of Series A Preferred Shares issued by the Maryland Trust will have a preference over Common Shares with respect to dividends of the Maryland

Trust to the extent that there exists any unpaid accrued dividends on the Series A Preferred Shares. See "The Equity Investment -- Terms of Series A Preferred Shares -- Rank" below. The Trust believes that, upon completion of the Change of Venue Merger, it will generate sufficient funds from its operations to pay accrued dividends on the Series A Preferred Shares and to continue to pay dividends on Common Shares which are consistent with levels historically paid by the Trust on its Shares, although no assurance can be given that the Maryland Trust will generate such funds. Accordingly, the Trust does not believe that the Change of Venue Merger will have a material adverse effect on the Trust's ability to pay dividends to shareholders in respect of Common Shares.

ANTICIPATED ACCOUNTING TREATMENT

     The Change of Venue Merger and the Investor Reorganization are each expected to be accounted for on an "as if" pooling of interests basis for accounting and financial purposes. Accordingly, the Trust does not expect that there will be a material impact on the financial position or results of operations of the Trust solely as a result of the Change of Venue Merger or the Investor Reorganization.

NEW YORK STOCK EXCHANGE LISTING


     The Trust's Shares are currently traded on, and upon completion of the Change of Venue Merger, the Common Shares of the Maryland Trust will be traded on, the New York Stock Exchange. The Trust intends to file an additional listing application with the New York Stock Exchange with respect to the Shares which may be issued in connection with the conversion or redemption of the Preferred Units. In addition, the Maryland Trust intends to file an additional listing application with the New York Stock Exchange with respect to the Common Shares which will be issued in connection with the conversion or redemption of the Series A Preferred Shares. New York Stock Exchange rules require the Trust to obtain Shareholder approval for (i) the sale or issuance of Common Shares, and Series A Preferred Shares convertible into Common Shares, equal to 20% or more of the outstanding Common Shares and (ii) the sale or issuance of Common Shares representing in excess of 1% of the voting power of the Trust to a person or entity that holds securities representing in excess of 5% of the outstanding voting power of the Trust. The issuance of Series A Preferred Shares to the Advancing Party and Kimco may require approval under the New York Stock Exchange rules, depending upon the amount and timing of the issuance or issuances. The approval of the Share Issuance Proposal will constitute the approval necessary to satisfy the above described New York Stock Exchange requirements. See "The Share Issuance Proposal" below for additional information.


CONTINUATION OF STOCK OPTION AND DIVIDEND REINVESTMENT PLANS

     The Change of Venue Merger Agreement provides that the Maryland Trust will continue the Trust's existing stock option plans and dividend reinvestment plan. Such plans shall be deemed to provide for the purchase of Common Shares of the Maryland Trust rather than Shares of the Trust following the Effective Time of the Change of Venue Merger. Outstanding options to purchase Shares under the Trust's 1996 Stock Option Plan (the "Employee Plan") and 1997 Non-Employee Trustee Stock Option Plan (the "Non-Employee Trustee Plan") will represent options to purchase the same number of Common Shares of the Maryland Trust following the Effective Time. No action will be necessary on the part of a participant in any of such plans to reflect the substitution of Common Shares in the Maryland Trust for Shares of the Trust as a result of the Change of Venue Merger.

DECLARATION OF TRUST AND BYLAWS

     The Declaration of Trust and Bylaws of the Maryland Trust in effect at the Effective Time of the Change of Venue Merger will survive and continue as the Declaration of Trust and Bylaws of the Trust after the Effective Time. A copy of the Declaration of Trust of the Maryland Trust (including the Articles Supplementary which form a part thereof) is attached as Annex C to this Proxy Statement.

                DESCRIPTION OF THE SHARES OF BENEFICIAL INTEREST
                             OF THE MARYLAND TRUST

GENERAL


     After the Change of Venue Merger, the authorized capitalization of the Maryland Trust will consist of 30,000,000 common shares of beneficial interest, $.01 par value per share, and 10,000,000 preferred shares of beneficial interest, par value $.01 per share. At the Effective Time, the Maryland Trust will have approximately 7,123,105 Common Shares outstanding and 1,400,000 Series A Preferred Shares outstanding (upon conversion of the Preferred Units into Series A Preferred Shares and assuming the full investment of $35 million by Investor and Kimco as contemplated under the Purchase Agreement and the Kimco Purchase Agreement). The authorized but unissued Common Shares and Preferred Shares of the Maryland Trust will be available to issue from time to time without further action or authorization by the shareholders (except as required by law or by the rules of any stock exchange on which the Maryland Trust's securities may be issued).


COMMON SHARES

     All issued Common Shares, issuable in connection with the Change of Venue Merger, will upon consummation of the Change of Venue Merger at the Effective Time be duly authorized, fully paid and nonassessable. Subject to the preferential rights of any other shares of beneficial interest and to the provisions of the Maryland Trust's Declaration of Trust regarding restrictions on transfers of shares of beneficial interest, holders of Common Shares are entitled to receive distributions if, as and when authorized and declared by the Board of Trustees out of assets legally available therefor and to share ratably in the assets of the Maryland Trust legally available for distribution to its shareholders in the event of its liquidation, dissolution or winding-up after payment of, or adequate provision for, all known debts and liabilities of the Maryland Trust.

     Subject to the provisions of the Maryland Trust's Declaration of Trust regarding restrictions on transfer of shares of beneficial interest, each outstanding Common Share entitles the holder to one vote on all matters submitted to a vote of shareholders, including the election of trustees, and, except as provided with respect to any other class or series of shares of beneficial interest (including the Series A Preferred Shares), the holders of Common Shares will possess the exclusive voting power. There is no cumulative voting in the election of trustees, which means that the holders of a majority of the outstanding Common Shares can elect all of the trustees then standing for election and the holders of the remaining shares of beneficial interest, if any, will not be able to elect any trustees.

     Holders of Common Shares have no preferences, conversion, sinking fund, redemption rights or preemptive rights to subscribe for any securities of the Company. Subject to the provisions of the Maryland Trust's Declaration of Trust regarding restrictions on ownership and transfer, Common Shares have equal distribution, liquidation and other rights.


     Pursuant to Title 8, a Maryland REIT generally cannot amend its declaration of trust or merge, unless approved by the shareholders of the trust by the affirmative vote of at least two-thirds of all votes entitled to be cast by shareholders on the matter unless a lesser percentage (but not less than a majority of all of the votes entitled to be cast on the matter) is set forth in the trust's declaration of trust. The Maryland Trust's Declaration of Trust contains provisions which (i) require any merger, consolidation or sale of substantially all of the assets of the trust, the dissolution of the trust, and any amendments to the Declaration of Trust to change such provisions, to be approved by the shareholders of the Maryland Trust by the affirmative vote of at least two-thirds of all votes entitled to be cast by shareholders on the matter; and (ii) permit any other amendments to the Declaration of Trust and any other extraordinary actions (other than removal of trustees) requiring shareholder approval to be approved by the shareholders by the affirmative vote of at least a majority of all votes entitled to be cast by shareholders on the matter. The Maryland Trust's Declaration of Trust also contains a provision which requires the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote generally in the election of trustees in order to remove a trustee.


     Under Title 8, a declaration of trust may permit the trustees by a two-thirds vote to amend the declaration of trust from time to time to qualify as a REIT under the Internal Revenue Code of 1986, as amended (the "Code"), or Title 8 without the affirmative vote or written consent of the shareholders. The Maryland Trust's

Declaration of Trust permits such action by the Board of Trustees. Also under Title 8, a declaration of trust may permit the board of trustees to amend the declaration of trust to increase the aggregate number of shares of beneficial interest or the number of shares of any class without shareholder approval. Pursuant to this statute, the Declaration of Trust of the Maryland Trust authorizes the Board of Trustees to increase or decrease the aggregate number of shares of beneficial interest of the Maryland Trust or the number of shares of beneficial interest of any class of beneficial trust of the Maryland Trust.

     The Declaration of Trust of the Maryland Trust authorizes the Board of Trustees to reclassify any unissued Common Shares or Preferred Shares into other classes or series of beneficial interest and to establish the number of shares in each class or series and to set the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption for each such class or series.

PREFERRED SHARES

     The Declaration of Trust of the Maryland Trust authorizes the Board of Trustees to issue 10,000,000 Preferred Shares, to classify any unissued Preferred Shares and to reclassify any previously classified but unissued Preferred Shares of any series from time to time in one or more series, as authorized by the Board of Trustees. Prior to issuance of shares of each series, the Board of Trustees is required by Title 8 and the Declaration of Trust of the Maryland Trust to set, subject to the provisions of the Declaration of Trust regarding the restrictions on transfer of shares of beneficial interest, the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each such series. Thus, the Board could authorize the issuance of a class or series of Preferred Shares with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control of the Maryland Trust that might involve a premium price for holders of Common Shares or otherwise be in their best interest.

SERIES A PREFERRED SHARES

     The Board of Trustees of the Maryland Trust has classified 1,400,000 shares of Preferred Shares as Series A Preferred Shares. The Maryland Trust has filed Articles Supplementary with the State Department of Assessments and Taxation of Maryland (the "Department") which form a part of the Maryland Trust's Declaration of Trust and set forth the terms and conditions of the Series A Preferred Shares. The purchase price for the Series A Preferred Shares will be $25.00 per share (the "Stated Value"). The terms of the Series A Preferred Shares are set forth below under "The Equity Investment -- Terms of Series A Preferred Shares" below.

POWER TO ISSUE ADDITIONAL COMMON SHARES AND PREFERRED SHARES

     The Trust believes that the power of the Board of Trustees to issue additional authorized but unissued Common Shares or Preferred Shares and to classify or reclassify unissued Common Shares or Preferred Shares and thereafter to cause the Maryland Trust to issue such classified or reclassified shares of beneficial interest will provide the Maryland Trust with increased flexibility in structuring possible future financings and acquisitions and in meeting other needs which might arise. The additional authorized but unissued Common Shares and Preferred Shares, which may be classified into different classes or series, will be available for issuance without further action by the shareholders of the Maryland Trust, unless such action is required by applicable law or the rules of any stock exchange or automated quotation system on which the Maryland Trust's securities may be listed or traded. Although the Board of Trustees has no intention at the present time of doing so, it could authorize the Maryland Trust to issue a class or series of shares that could, depending upon the terms of such class or series, delay, defer or prevent a transaction or a change in control of the Maryland Trust that might involve a premium price for holders of Common Shares or otherwise be in their best interest.

RESTRICTIONS ON OWNERSHIP AND TRANSFER OF SHARES

     For the Maryland Trust to qualify as a REIT under the Code, no more than 50% in value of its outstanding shares of beneficial interest may be owned, actually or constructively, by five or fewer individuals (as defined in the Code), during the last half of a taxable year (other than the first year for which an election to be treated as a REIT has been made) or during a proportionate part of a shorter taxable year. In addition, if the Maryland Trust, or an owner of 10% or more of the Maryland Trust, actually or constructively owns 10% or more of a tenant of the Maryland Trust (or a tenant of any partnership in which the Maryland Trust is a partner), the rent received by the Maryland Trust (either directly or through any such partnership) from such tenant will not be qualifying income for purposes of the REIT gross income tests of the Code. A REIT's shares also must be beneficially owned by 100 or more persons during at least 335 days of a taxable year of twelve months or during a proportionate part of a shorter taxable year (other than the first year for which an election to be treated as a REIT has been made).

     Because the Board of Trustees believes it is desirable for the Maryland Trust to qualify as a REIT, the Maryland Trust's Declaration of Trust, subject to certain exceptions, provides that no holder may own, or be deemed to own by virtue of the attribution provisions of the Code, more than the Ownership Limit (as defined below). The ownership attribution rules under the Code are complex and may cause Common Shares owned actually or constructively by a group of related individuals and/or entities to be owned constructively by one individual or entity. As a result, the acquisition of less than 9.8% of the Common Shares (or the acquisition of an interest in an entity that owns, actually or constructively, Common Shares) by an individual or entity, could, nevertheless cause that individual or entity, or another individual or entity, to own constructively in excess of 9.8% of the outstanding Common Shares and thus subject such Common Shares to the Ownership Limit. The Board of Trustees may in its sole discretion and upon the vote of 75% of the members of the Board of Trustees entitled to vote thereon, grant an exemption from the Ownership Limit with respect to one or more persons who would not be treated as "individuals" for purposes of the Code if such person submits to the Board information satisfactory to the Board, in its reasonable discretion, demonstrating that (i) such person is not an individual for purposes of the Code, (ii) such ownership will not cause a person who is an individual to be treated as owning Common Shares in excess of the Ownership Limit, applying the applicable constructive ownership rules, and (iii) such ownership will not otherwise jeopardize the Company's status as a REIT. As a condition of such waiver, the Board of Trustees may, in its reasonable discretion, require undertakings or representations from the applicant to ensure that the conditions in clauses (i), (ii) and (iii) of the preceding sentence are satisfied and will continue to be satisfied as long as such person owns shares in excess of the Ownership Limit. Under certain circumstances, the Board of Trustees may, in its sole discretion and upon the vote of 75% of the members of the Board of Trustees entitled to vote thereon, grant an exemption for individuals to acquire Preferred Shares in excess of the Ownership Limit, provided that certain conditions are met and any representations and undertakings that may be required by the Board of Trustees are made. The Board of Trustees intends to grant such an exemption for Investor, Kimco and the Advancing Party, as such entities could own more than 9.8% of the Series A Preferred Shares following completion of the transactions contemplated by the Purchase Agreement as a result of receiving Series A Preferred Shares upon conversion of the Preferred Units. The term "Ownership Limit" means (i) with respect to the Common Shares, 9.8% (in value or number of shares, whichever is more restrictive) of the outstanding Common Shares of the Maryland Trust, and
(ii) with respect to any class or series of Preferred Shares, 9.8% (in value or number of shares, whichever is more restrictive) of the outstanding shares of such class or series of Preferred Shares of the Maryland Trust.

     The Board of Trustees of the Maryland Trust will have the authority to increase the Ownership Limit from time to time, but will not have the authority to do so to the extent that after giving effect to such increase, five beneficial owners of Common Shares could beneficially own in the aggregate more than 49.5% of the outstanding Common Shares.

     The Declaration of Trust further prohibits (a) any person from actually or constructively owning shares of beneficial interest of the Maryland Trust that would result in the Maryland Trust being "closely held" under Section 856(h) of the Code or otherwise cause the Maryland Trust to fail to qualify as a REIT and
(b) any person from transferring shares of beneficial interest of the Maryland Trust if such transfer would result in shares of beneficial interest of the Maryland Trust being owned by fewer than 100 persons.

     Any person who acquires or attempts or intends to acquire actual or constructive ownership of shares of beneficial interest of the Maryland Trust that will or may violate any of the foregoing restrictions on transferability and ownership will be required to give notice immediately to the Maryland Trust and provide the

Maryland Trust with such other information as the Maryland Trust may request in order to determine the effect of such transfer on the Maryland Trust's status as a REIT.

     If any purported transfer of shares of beneficial interest of the Maryland Trust or any other event would otherwise result in any person violating the Ownership Limit or the other restrictions in the Declaration of the Trust of the Maryland Trust, then any such purported transfer will be void and of no force or effect with respect to the purported transferee (the "Prohibited Transferee") as to that number of shares that exceeds the Ownership Limit (referred to as "excess shares") and the Prohibited Transferee shall acquire no right or interest (or, in the case of any event other than a purported transfer, the person or entity holding record title to any such shares in excess of the Ownership Limit (the "Prohibited Owner") shall cease to own any right or interest) in such excess shares. Any such excess shares described above will be transferred automatically, by operation of law, to a trust, the beneficiary of which will be a qualified charitable organization selected by the Maryland Trust (the "Beneficiary"). Such automatic transfer shall be deemed to be effective as of the close of business on the Business Day (as defined in the Declaration of Trust) prior to the date of such violating transfer. Within 20 days of receiving notice from the Maryland Trust of the transfer of shares to the trust, the trustee of the trust (who shall be designated by the Maryland Trust and be unaffiliated with the Maryland Trust and any Prohibited Transferee or Prohibited Owner) will be required to sell such excess shares to a person or entity who could own such shares without violating the Ownership Limit, and distribute to the Prohibited Transferee an amount equal to the lesser of the price paid by the Prohibited Transferee for such excess shares or the sales proceeds received by the trust for such excess shares. In the case of any excess shares resulting from any event other than a transfer, or from a transfer for no consideration (such as a gift), the trustee will be required to sell such excess shares to a qualified person or entity and distribute to the Prohibited Owner an amount equal to the lesser of the fair market value of such excess shares as of the date of such event or the sales proceeds received by the trust for such excess shares. In either case, any proceeds in excess of the amount distributable to the Prohibited Transferee or Prohibited Owner, as applicable, will be distributed to the Beneficiary. Prior to a sale of any such excess shares by the trust, the trustee will be entitled to receive, in trust for the Beneficiary, all dividends and other distributions paid by the Maryland Trust with respect to such excess shares, and also will be entitled to exercise all voting rights with respect to such excess shares. Subject to Maryland law, effective as of the date that such shares have been transferred to the trust, the trustee shall have the authority (at the trustee's sole discretion and subject to applicable law) (i) to rescind as void any vote cast by a Prohibited Transferee prior to the discovery by the Maryland Trust that such shares have been transferred to the trust and (ii) to recast such vote in accordance with the desires of the trustee acting for the benefit of the Beneficiary. However, if the Maryland Trust has already taken irreversible corporate action, then the trustee shall not have the authority to rescind and recast such vote. Any dividend or other distribution paid to the Prohibited Transferee or Prohibited Owner (prior to the discovery by the Maryland Trust that such shares had been automatically transferred to a trust as described above) will be required to be repaid to the trustee upon demand for distribution to the Beneficiary. If the transfer to the trust as described above is not automatically effective (for any reason) to prevent violation of the Ownership Limit, then the Declaration of Trust provides that the transfer of the excess shares will be void.

     In addition, shares of beneficial interest of the Maryland Trust held in the trust shall be deemed to have been offered for sale to the Maryland Trust, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in such transfer to the trust (or, in the case of a devise or gift, the market value at the time of such devise or gift) and (ii) the market value of such shares on the date of the Maryland Trust, or its designee, accepts such offer. The Maryland Trust shall have the right to accept such offer until the trustee has sold the shares of beneficial interest held in the Trust. Upon such a sale to the Maryland Trust, the interest of the Beneficiary in the shares sold shall terminate and the trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

     All certificates evidencing shares of beneficial interest shall bear a legend referring to the restrictions described above or a statement that the Maryland Trust will furnish a full statement about restrictions on transferability to a shareholder on request and without charge.

     All persons who own, directly or by virtue of the attribution provisions of the Code, more than 5% (or such other percentage between 1/2 of 1% and 5% as provided in the rules and regulations promulgated under the Code) of the lesser of the number or value of the outstanding shares of beneficial interest of the Maryland Trust must give a written notice to the Maryland Trust by January 30 of each year. In addition, each shareholder will, upon demand, be required to disclose to the Maryland Trust in writing such information with respect to the direct, indirect and constructive ownership of shares of beneficial interest as the Board of Trustees deems reasonably necessary to comply with the provisions of the Code applicable to a REIT, to comply with the requirements of any taxing authority or governmental agency or to determine any such compliance.


STAGGERED BOARD OF TRUSTEES


     The current members of the Board of Trustees of the Maryland Trust are the current members of the Board of Trustees of the Trust. Upon completion of the Change of Venue Merger, the current members of the Board of Trustees of the Trust will continue to hold office as trustees of the Maryland Trust for the same terms for which they would otherwise have served as Trustees of the Trust. As is the case with the Trust, the Trustees of the Maryland Trust will be divided into three classes as nearly equal in number as possible, with each class serving a term of three years and the term of one class expiring each year.

TRANSFER AGENT

     As is the case with the Trust, the Maryland Trust will use American Stock Transfer & Trust Company as the transfer agent for the Common Shares.

              COMPARISON OF SIGNIFICANT PROVISIONS OF THE TRUST'S
           AMENDED AND RESTATED DECLARATION OF TRUST AND BY-LAWS AND THE DECLARATION OF TRUST AND BYLAWS OF THE MARYLAND TRUST

GENERAL

     The Maryland Trust is organized as a real estate investment trust under Title 8. The Trust is a common law business trust organized under the laws of the Commonwealth of Massachusetts. As a Maryland real estate investment trust, the Maryland Trust will be governed by Title 8 and certain other provisions of the Annotated Code of Maryland. Title 8 addresses by statute several of the matters covered by the Trust's existing Amended and Restated Declaration of Trust, such as liabilities of the trust, shareholders, trustees and officers and amendment of the Declaration of Trust. It is, moreover, a general practice for both Massachusetts business trusts and Maryland REITs to address a wide range of governance matters through provisions contained in their declarations of trust. The discussion set forth below does not purport to be complete and is subject to and qualified in its entirety by reference to Massachusetts law and Title 8 and also to the Trust's existing Amended and Restated Declaration of Trust and By-laws and the Declaration of Trust and Bylaws of the Maryland Trust. The Declaration of Trust of the Maryland Trust is attached as Annex C to this Proxy Statement.

CAPITALIZATION

     Under the Trust's existing Amended and Restated Declaration of Trust, the number of shares of beneficial interest issuable by the Trust is unlimited. Under the Declaration of Trust of the Maryland Trust, up to 30,000,000 Common Shares of beneficial interest are authorized to be issued and up to 10,000,000 Preferred Shares of beneficial interest, which numbers of shares may be increased or decreased by an amendment to the Declaration of Trust adopted by the Board of Trustees of the Maryland Trust, without shareholder approval.

VOTING RIGHTS

     Shareholders of the Trust are entitled to one vote for each Share of the Trust held by such Shareholder. Under the Maryland Trust's Declaration of Trust, holders of Common Shares are entitled to cast one vote on each matter upon which the holders of the Common Shares are entitled to vote. The Maryland Trust's Declaration of Trust also provides that holders of Series A Preferred Shares are entitled to vote on all matters on which the holders of Common Shares are entitled to vote on an "as converted" basis with the holders of Common Shares. In addition, as described under "The Equity Investment -- Terms of Series A Preferred Shares," holders of Series A Preferred Shares have the right to vote as a separate class with respect to certain transactions and matters.

     Upon completion of the Change of Venue Merger, holders of Common Shares will have their voting power diluted to the extent of the voting rights of the Series A Preferred Shares. In addition, until the Series A Preferred Shares are redeemed or converted into Common Shares, the holders of Series A Preferred Shares have the right to approve certain transactions and corporate actions which the Trust may desire to take, but which the Trust would be proscribed from taking if the holders of the requisite amount of Series A Preferred Shares do not approve such transaction or action.


NUMBER, ELECTION, VACANCY AND REMOVAL OF TRUSTEES


     The current members of the Board of Trustees of the Maryland Trust are the current members of the Board of Trustees of the Trust. Upon completion of the Change of Venue Merger, the Board of Trustees of the Maryland Trust will continue to be composed of the then current members of the Board of Trustees of the Trust. The current members of the Board of Trustees of the Trust will continue to hold office as trustees of the Maryland Trust for the same terms for which they would otherwise have served as Trustees of the Trust. As is the case with the Trust, the Trustees of the Maryland Trust will be divided into three classes as nearly equal in number as possible, with each class serving a term of three years and the term of one class expiring each year.

     Under both the existing Amended and Restated Declaration of Trust and the Declaration of Trust of the Maryland Trust, the shareholders have the right to remove a Trustee by the affirmative vote of the holders of two-thirds of the shares of beneficial interest then outstanding and entitled to vote generally in the election of the trustees. Under the existing Amended and Restated Declaration of Trust, a majority of the Trustees of the Trust may remove a Trustee; however, the Maryland Trust does not permit such action by the Trustees. Under the existing Amended and Restated Declaration of Trust, any vacancy on the Board of Trustees generally may be filled by a vote of a majority of the trustees then in office or by a plurality vote of the Shareholders. Under the Maryland Trust's Bylaws, vacancies on the Board of Trustees, other than a vacancy created as a result of the removal of any Trustee by action of the shareholders, must be filled by a majority of the Trustees at any regular meeting or at any special meeting called for that purpose.

POWERS OF TRUSTEES

     The Trust's existing Amended and Restated Declaration of Trust grants to the Trustees general authority over the Trust's business and assets, as well as certain enumerated rights and powers, subject to certain specified restrictions on investments. The Declaration of Trust of the Maryland Trust retains the general grant of authority, but eliminates the enumerated list of rights and powers. The existing Amended and Restated Declaration of Trust also specifically provides that the Trustees may take any and all actions that, in their sole judgment and discretion, are necessary or desirable to conduct the business of the Trust.

COMMITTEES OF THE BOARD

     The Bylaws of the Maryland Trust permit the establishment of an Executive Committee, an Audit Committee, a Compensation Committee and other committees, each comprised of two or more Trustees. The existing Amended and Restated Declaration of Trust requires an Audit Committee consisting of one or more independent Trustees, a Nominating Committee consisting of three or more independent Trustees, an Advisory Committee consisting of three members who are not Trustees, and permits (but does require) the establishment of a Compensation Committee comprised of one or more Trustees and an Executive Committee comprised of two Trustees, none of whom are required to be independent Trustees.

AMENDMENTS TO DECLARATION OF TRUST

     Under Title 8 and the Declaration of Trust of the Maryland Trust, the trustees, by a two-thirds vote, may at any time amend the Declaration of Trust to enable the Maryland Trust to qualify as a REIT under the Code or Title 8, without the approval of the shareholders. The Trust's existing Amended and Restated Declaration of Trust permits a majority of the Board of Trustees to amend or repeal any provision of the Amended and Restated Declaration of Trust without Shareholder consent to the extent such provision conflicts with the requirements of the Code relating to REITs.

SHAREHOLDER MEETINGS AND ACTIONS BY SHAREHOLDERS WITHOUT A MEETING

     Under the Trust's existing Amended and Restated Declaration of Trust, annual meetings of the Shareholders of the Trust are to be held at such place and at such time and date as the Board of Trustees determines or, in the event that the Board of Trustees fails to determine the time, date and place of the meeting, then at the registered office of the Trust in Massachusetts on the first Monday in June. Special meetings of the Shareholders of the Trust may be called by the Chairman of the Board of the Trust and shall be called by the Chairman of the Board or the Secretary of the Trust at the request of any two Trustees or at the written request of the holders of 10% or more of the Shares outstanding.

     The Bylaws of the Maryland Trust have similar provisions with respect to the holding of annual meetings of the shareholders of the Maryland Trust, however, special meetings of the shareholders may be called by the Chairman of the Board or President of the Maryland Trust or by one-third of the Trustees of the Maryland Trust. In addition, subject to certain advance notice provisions set forth in the Bylaws, special meetings of the shareholders shall also be called by the Secretary of the Maryland Trust upon the written request of the holders of shares entitled to cast not less than 25% of all of the votes entitled to be cast at such meeting. Therefore, it may be more difficult for the shareholders of the Maryland Trust to require the Secretary of the Maryland Trust to call a special meeting than under the existing Amended and Restated Declaration of Trust.

SHAREHOLDER AND TRUSTEE LIABILITY FOR OBLIGATIONS OF THE TRUST

     Title 8 provides that shareholders and trustees of a Maryland REIT are not personally liable for the obligations of the REIT, except that trustees will be personally liable for any act constituting bad faith, willful malfeasance, gross negligence or reckless disregard of the trustee's duties, subject to the liability-limitation provision in the Declaration of Trust described below. Massachusetts law does not provide a similar statutory provision limiting the liability of shareholders or trustees of a Massachusetts business trust. In addition, under the common law of Massachusetts, which does not treat a trust as a separate business entity, liabilities of a business trust are technically the liabilities of the trustees individually, to the extent not negated by contract; however, such common law and the Trust's existing Amended and Restated Declaration of Trust provide that the Trustees of the Trust are entitled to indemnification from the Trust for such liabilities. The potential effect of such distinction is that under Title 8, trustees of the Maryland Trust would (except as noted in the first sentence of this paragraph) have no personal liability for obligations of the Maryland Trust, but Trustees of the Trust would be personally liable for Trust liabilities to the extent such liabilities exceed the Trust's ability to indemnify such Trustees.

DUTIES AND LIABILITY OF TRUSTEES AND OFFICERS

     Title 8 does not specifically set forth the duties of the trustees of a Maryland real estate investment trust. The Declaration of Trust of the Maryland Trust permits reference to the statutory standard of conduct for directors of a Maryland corporation, which would require the trustees to act in good faith, with a reasonable belief that their actions are in the best interests of the Maryland Trust and with the care of an ordinarily prudent person in a like position under similar circumstances. Nevertheless, pursuant to Title 8 and the Declaration of Trust, the liability of trustees and officers of the Maryland Trust to the Maryland Trust or to any shareholder of the Maryland Trust for money damages has been eliminated except (a) for actual receipt of an improper personal benefit or profit in money, property or services and (b) for active and deliberate dishonesty established by a final judgment as being material to the cause of action adjudicated in the proceeding.

     No Massachusetts statute specifically sets forth the duties of trustees of a Massachusetts business trust. However, judicial decisions in Massachusetts have equated the duties of trustees of a common law business trust with those of corporate directors. To the extent that a court in Massachusetts might determine that the current provisions of the Massachusetts Business Corporation Law with respect to directors of a Massachusetts business corporation are applicable to trustees of a common law business trust such as the Trust, such trustees would have the obligation to perform their duties as trustees in good faith, and in a manner they reasonably believe to be in the best interests of the trust, and with such care as an ordinarily prudent person in a like position would use under similar circumstances. The Trust's existing Amended and Restated Declaration of Trust provides that a Trustee, officer, employee or agent of the Trust will be liable only for liabilities arising from such individual's breach of his duty of loyalty to the Trust, his intentional acts or omissions not in good faith or which involve knowing misconduct or knowing violations of law, or for any transaction from which he has derived a personal benefit.

     Based on the advice of Maryland and Massachusetts counsel, the Trust believes that, as a practical matter, the duties of and the standards for imposing liability on trustees and officers of REITs under Title 8 and on trustees and officers of Massachusetts business trusts are similar, but that there may be circumstances in which the conduct of a Trustee or officer of the Trust may fall within one of the exceptions to the elimination of liability under the Trust's Amended and Restated Declaration of Trust but which would not fall within either of the exceptions to the elimination of liability under the Declaration of Trust of the Maryland Trust, as described in the preceding two paragraphs.

INDEMNIFICATION OF TRUSTEES AND OFFICERS

     Under the Bylaws of the Maryland Trust, the Maryland Trust will be required to indemnify any trustee or officer (a) against reasonable expenses incurred by him in the successful defense (on the merits or otherwise) of any proceeding to which he is made a party by reason of such status or (b) against any claim or liability to which he may become subject by reason of such status unless it is established that (i) the act or omission giving rise to the claim was committed in bad faith or was the result of the active and deliberate dishonesty, (ii) he actually received an improper personal benefit in money, property or services, or (iii) in the case of a criminal proceeding, he had reasonable cause to believe that his act or omission was unlawful. The Maryland Trust will also be required by its Bylaws to pay or reimburse, in advance of a final disposition, reasonable expenses of a trustee or officer made a party to a proceeding by reason of his status as such upon receipt of a written affirmation by the trustee or officer of his good faith belief that he has met the applicable standard for indemnification under such Bylaws and a written undertaking to repay such expenses if it shall ultimately be determined that the applicable standard was not met.

     The Trust's existing Amended and Restated Declaration of Trust contains similar indemnification requirements (including with respect to advancing defense expenses) such that, based on the advice of Maryland and Massachusetts counsel, the Trust believes that, as a practical matter, the rights of the Trustees and officers of the Maryland Trust and of the Trust to indemnification and advancement of defense expenses are similar.

RESTRICTIONS ON INVESTMENT

     To maintain its qualification as a Maryland REIT, Title 8 requires that the Maryland Trust hold, either directly or indirectly, at least 75% of the value of its assets in real estate assets, mortgages or mortgage-related securities, government securities, cash and cash equivalent items, including high-grade short-term securities and receivables. Title 8 also prohibits using or applying land for farming, agricultural, horticultural or similar purposes. The Declaration of Trust of the Maryland Trust contains an investment policy to comply with such requirements. Massachusetts law contains no similar restrictions on investments and use of assets in order for the Trust to maintain its qualification as a Massachusetts common law business trust.

DIVIDENDS

     Both the Trust's existing Amended and Restated Declaration of Trust and the Declaration of Trust of the Maryland Trust permit the Board of Trustees to authorize and declare to shareholders from time to time such dividends or distributions as the Board of Trustees in its discretion shall determine. As described elsewhere in this Proxy Statement, the holders of Series A Preferred Shares issued by the Maryland Trust will have a preference over Common Shares with respect to dividends of the Maryland Trust to the extent that there exists any unpaid accrued dividends on the Series A Preferred Shares. See "The Equity Investment -- Terms of Series A Preferred Shares -- Rank" below. The Trust believes that, upon completion of the Change of Venue Merger, it will generate sufficient funds from its operations to pay accrued dividends on the Series A Preferred Shares and to continue to pay dividends on Common Shares which are consistent with levels historically paid by the Trust on its Shares, although no assurance can be given that the Maryland Trust will generate such funds. Accordingly, the Trust does not believe that the Change of Venue Merger will have a material adverse effect on the Trust's ability to pay dividends to shareholders in respect of Common Shares.

CERTAIN PROVISIONS OF MARYLAND LAW

     The following summary of certain provisions of Maryland law does not purport to be complete and is qualified in its entirety by reference to Maryland law.

     Business Combinations. In addition to the business combination provisions of the existing Amended and Restated Declaration of Trust and the Declaration of Trust of the Maryland Trust, under Title 8 and certain provisions of the MGCL, certain "business combinations" (including a merger, consolidation, share exchange, or, in certain circumstances, an asset transfer or issuance or reclassification of equity securities) between a Maryland REIT and any person who beneficially owns directly or indirectly 10% or more of the voting power of the trust's shares or an affiliate or associate (both as defined in the MGCL) of the trust who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting shares of the trust (an "Interested Shareholder") or an affiliate of such Interested Shareholder are prohibited for five years after the most recent date on which the Interested Shareholder becomes an Interested Shareholder. Thereafter, any such business combination must be recommended by the board of trustees of the trust and approved by the affirmative vote of at least (a) 80% of the votes entitled to be cast by holders of outstanding voting shares of beneficial interest of the trust and (b) two-thirds of the votes entitled to be cast by holders of outstanding voting shares of the trust, other than shares held by the Interested Shareholder with whom (or with whose affiliate) the business combination is to be effected, unless, among other conditions, the trust's shareholders receive a minimum price (as defined in the statute) for their shares and the consideration is received in cash or in the same form as previously paid by the Interested Shareholder for its shares. These provisions of Maryland law do not apply, however, to business combinations that are approved or exempted by the board of trustees of a trust prior to the time that the Interested Shareholder becomes an Interested Shareholder. In accordance with the MGCL, the Board of Trustees of the Maryland Trust has exempted the Maryland Trust from the business combination provisions described above; however, the Trustees of the Maryland Trust may alter or repeal such exemption, in whole or in part, at any time.

     Control Share Acquisitions. Subtitle 7 of Title 3 of the MGCL (the "Maryland Control Share Acquisition Statute"), as applicable to Maryland REITs, provides that "control shares" of a Maryland REIT acquired in a "control share acquisition" have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, excluding shares of beneficial interest owned by the acquiror, by officers or by trustees who are employees of the trust. "Control shares" are voting shares of beneficial interest which, if aggregated with all other such shares of beneficial interest previously acquired by the acquiror, or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing trustees within one of the following ranges of voting power (i) one-fifth or more but less than one-third, (ii) one-third or more but less than a majority, or (iii) a majority or more of all voting power. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained shareholder approval. A "control share acquisition" means the acquisition of control shares, subject to certain exceptions.

     A person who has made or proposes to make a control share acquisition, upon satisfaction of certain conditions (including an undertaking to pay expenses), may compel the board of trustees of the trust to call a special meeting of shareholders to be held within 50 days of demand to consider the voting rights of the shares. If no request for a meeting is made, the trust may itself present the question at any shareholders meeting.

     If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then, subject to certain conditions and limitations, the trust may redeem any or all of the control shares (except those for which voting rights have previously been approved) for fair value determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or any meeting of shareholders at which the voting rights of such shares are considered and not approved. If voting rights for control shares are approved at a shareholder's meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other shareholders may exercise appraisal rights. The fair value of the shares as determined for purposes of such appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

     The Maryland Control Share Acquisition Statute does not apply (a) to shares acquired in a merger, consolidation or share exchange if the trust is a party to the transaction or (b) to acquisitions approved or exempted by the declaration of trust or bylaws of the trust.

     The Maryland Control Share Acquisition Statute also provides that it will not apply to the voting rights of shares if the acquisition of such shares is approved or exempted from the Maryland Control Share Acquisition Statute in the charter (or Declaration of Trust) or bylaws of the issuer of the shares, prior to the time of acquisition of the shares. The Bylaws of the Maryland Trust provide that the Maryland Control Share Acquisition Statute will not apply to any acquisition by any person of shares of beneficial interest of the Maryland Trust, and that such Bylaw provision may be repealed or amended only by a vote of holders of a majority of the voting shares entitled to vote at a meeting duly called and at which a quorum is present.

     Advance Notice of Trustee Nominations and New Business. The Bylaws of the Maryland Trust provide that (a) with respect to an annual meeting of shareholders, nominations of persons for election to the Maryland Trust's board of trustees and the proposal of business to be considered by shareholders may be made only (i) pursuant to the Maryland Trust's notice of the meeting, (ii) by the Maryland Trust's board of trustees or (iii) by a shareholder who was a shareholder of record both at the time of giving of notice and at the time of the annual meeting, who is entitled to vote at the meeting and has complied with the advance notice procedures set forth in the Maryland Trust's Bylaws, and (b) with respect to special meetings of shareholders, only the business specified in the Maryland Trust's notice of meeting may be brought before the meeting of shareholders and nominations of persons for election to the Maryland Trust's board of trustees may be made only (i) pursuant to the Maryland Trust's notice of the meeting, (ii) by the Maryland Trust's board of trustees or (iii) provided that the Maryland Trust's board of trustees has determined that trustees shall be elected at such meeting, by a shareholder who was a shareholder of record both at the time of giving notice of the meeting and the time of the special meeting, who is entitled to vote at the meeting and has complied with the advance notice provisions set forth in the Bylaws.

     Anti-Takeover Effect of Certain Provisions of Maryland Law and of the Declaration of Trust and the Bylaws of the Maryland Trust. The business combination and control share provisions of the MGCL, as well as the provisions of the Declaration of Trust of the Maryland Trust regarding business combinations, classification of the Board of Trustees and removal of trustees and the advance notice provisions of the Maryland Trust's Bylaws, could delay, defer or prevent a change in control of the Maryland Trust or other transaction that might involve receipt of a premium price by holders of Shares or otherwise be in their best interest.

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES


     The Change of Venue Merger of the Trust into the Maryland Trust is expected to be treated as a tax-free reorganization under Section 368(a)(1)(F) of the Code and the Investor Reorganization is expected to be treated as a tax-free reorganization under Section 368(a)(1)(A) of the Code. As such, the reorganizations are expected to result in taxable gain neither to the Trust nor to the Maryland Trust nor to the Shareholders of the Trust. No ruling will be requested from the IRS as to the tax consequences of the Change of Venue Merger or the Investor Reorganization; however, the Trust does expect to receive an opinion from legal counsel to the effect that the Change of Venue Merger will be treated as a tax-free reorganization under Section 368(a)(1)(F) of the Code and that the Investor Reorganization will be treated as a tax-free reorganization under Section 368(a)(1)(A) of the Code.



                          THE SHARE ISSUANCE PROPOSAL



GENERAL



     In connection with the sale of the Preferred Units and the Series A Preferred Shares, as described under "The Equity Investment" below, the Trust may be required to issue Shares to holders of the Preferred Units and the Maryland Trust is expected to issue Common Shares to holders of the Series A Preferred Shares upon the conversion or redemption of the Preferred Units or the Series A Preferred Shares. The Trust or the Maryland Trust may issue up to an aggregate of 2,000,000 Shares or Common Shares (assuming the conversion price of

$17.50 per Share or Common Share), which represents in excess of 20% of the currently issued and outstanding Shares of the Trust and may represent in excess of 20% of the issued and outstanding Common Shares of the Maryland Trust.



LISTING OF SHARES OR COMMON SHARES ON THE NEW YORK STOCK EXCHANGE



     The Trust's Shares are currently traded on, and upon completion of the Change of Venue Merger, the Common Shares of the Maryland Trust will be traded on, the New York Stock Exchange. The Trust intends to file an additional listing application with the New York Stock Exchange with respect to the Shares which may be issued in connection with the conversion or redemption of the Preferred Units. In addition, the Maryland Trust intends to file an additional listing application with the New York Stock Exchange with respect to the Common Shares which will be issued in connection with the conversion or redemption of the Series A Preferred Shares. New York Stock Exchange rules require the Trust to obtain Shareholder approval for (i) the sale or issuance of Common Shares, and Series A Preferred Shares convertible into Common Shares, equal to 20% or more of the outstanding Common Shares and (ii) the sale or issuance of Common Shares representing in excess of 1% of the voting power of the Trust to a person or entity that holds securities representing in excess of 5% of the outstanding voting power of the Trust. The issuance of Series A Preferred Shares to the Advancing Party and Kimco may require approval under the New York Stock Exchange rules, depending on the amount and timing of the issuance or issuances. The approval of the Share Issuance Proposal will constitute the approval necessary to satisfy the above described New York Stock Exchange requirements.



     As described in the preceding paragraph, New York Stock Exchange rules require the Trust to obtain Shareholder approval for (i) the sale or issuance of Common Shares, and Series A Preferred Shares convertible into Common Shares, equal to 20% or more of the outstanding Common Shares and (ii) the sale or issuance of Common Shares representing in excess of 1% of the voting power of the Trust to a person or entity that holds securities representing in excess of 5% of the outstanding voting power of the Trust. The Trust is seeking Shareholder approval of the Share Issuance Proposal to satisfy the above described New York Stock Exchange requirements.



     In the event that the Trust's Shareholders fail to approve the Share Issuance Proposal, the Trust is obligated under the terms of the Purchase Agreement to present such proposal to the Trust's Shareholders at the next annual meeting of Shareholders.



                             THE EQUITY INVESTMENT


BACKGROUND

     In May 1996, the Trust acquired substantially all of the shopping center and retail properties, as well as the management organization and business operations, of Ramco-Gershenson, Inc. and certain of its affiliates (the "Ramco Acquisition"). Upon completion of the Ramco Acquisition, the Trust owned 28 shopping centers with approximately 6,048,000 square feet of gross leasable area, and had a debt to market capitalization ratio of approximately 43%.

     Since the Ramco Acquisition, the Board of Trustees has adopted a growth strategy which calls for the acquisition, development and redevelopment of retail properties. Since the Ramco Acquisition, the Trust's property portfolio has grown to 34 shopping centers with approximately 7,028,000 square feet of gross leasable area. The Trust's growth in properties has principally been funded through debt financing. This has caused the Trust's debt to market capitalization ratio to increase to approximately 47%. In order to support future growth, management of the Trust and the Board of Trustees have determined that it is necessary for the Trust to obtain additional equity capital. The Trust has been advised that it will be difficult to raise equity capital through a public offering of securities as long as the investigation by the Internal Revenue Service ("IRS") of the Trust's tax status and the corresponding audit of the Trust's tax returns for the taxable years ended December 31, 1991, 1992, 1993 and 1994 (collectively, the "Tax Case") remains outstanding, even though the Trust has a right of indemnification from Atlantic Realty Trust ("Atlantic") under the Tax Indemnity Agreement (the "Tax Agreement") with Atlantic for any taxes or other liabilities arising out of such Tax Case.

     In addition, on July 7, 1997, the Operating Partnership entered into a series of purchase agreements to acquire a portfolio of 15 shopping centers located in the Southeast United States. The purchase price for the portfolio was $124,500,000, and the closing of the purchase of the properties occurred on October 30, 1997. With the acquisition of the 15 shopping centers, the Trust has a portfolio of 49 shopping centers with a total gross leasable area of approximately 9,519,000 square feet. On a pro forma basis, the Trust's debt to market capitalization ratio is approximately 61% (not taking into account any pay down of debt using proceeds of the initial sale of Preferred Units).



     As a result of the Trust's growth through acquisition and the corresponding increase in debt, the Trust has sought additional equity capital through the private placement of its securities to institutional investors. In February, 1997, the Trust commenced discussions with MSAM concerning the private placement of equity securities. As previously announced, on June 9, 1997 the Trust entered into a letter of intent with MSAM concerning the proposed investment by the Advancing Party of $30 million in the Trust in the form of a preferred security. As definitive transaction documents were being negotiated, Kimco expressed an interest in investing $5 million in the Trust on substantially the same terms and conditions as the MSAM clients. On October 3, 1997, the Trust finalized the terms and conditions of an investment of up to an aggregate of $35 million by the Advancing Party and Kimco in the Operating Partnership and, upon completion of the Change of Venue Merger, in the Trust and immediately thereafter closed on the initial sale of approximately $11.67 million of Preferred Units to such investors. Until completion of the Change of Venue Merger and the Investor Reorganization, the majority of the investment by the Advancing Party and Kimco will be made through Investor.


GENERAL

     Under the terms of the Purchase Agreement, the Operating Partnership has agreed to sell to Investor and Investor has agreed to purchase from the Operating Partnership, up to an aggregate of 1,200,000 Preferred Units of the Operating Partnership for a cash purchase price of $25.00 per Preferred Unit, or an aggregate purchase price of $30 million. Concurrently with the execution of the Purchase Agreement, Investor and the Advancing Party entered into an agreement with Kimco (the "Kimco Purchase Agreement") pursuant to which Kimco agreed to purchase up to $5 million of common stock of Investor, the proceeds of which are required to be used by Investor to purchase additional Preferred Units (or, upon consummation of the Change of Venue Merger, Series A Preferred Shares). Under the Purchase Agreement, upon the timely performance by Kimco of its obligations under the Kimco Purchase Agreement, the purchase of Preferred Units and/or Series A Preferred Shares at each closing will be increased by the amount invested in Investor by Kimco. Upon the performance by Kimco of its obligations under the Kimco Purchase Agreement, the aggregate number of Preferred Units which may be purchased will be 1,400,000 and the aggregate investment by Investor will be $35 million.


     On October 3, 1997 (the "Initial Closing") Investor purchased 400,000 Preferred Units for an aggregate purchase price of $10 million. On October 8, 1997, Kimco made its initial investment in Investor, and Investor purchased an additional 66,667 Preferred Units for an aggregate purchase price of $1,666,675. Subject to the terms and conditions of the Purchase Agreement and the Kimco Purchase Agreement, the Trust has the right to require Investor and Kimco to purchase all or any of the remaining Preferred Units (the "Remaining Units"), at the same purchase price per Preferred Unit as the initial investment. Such additional investment may be effected in up to three additional closings ("Subsequent Purchases") at the option of the Trust, and each Subsequent Purchase must consist of a purchase of at least $5 million of Preferred Units. If the Trust has not caused Investor and Kimco to invest the entire $35 million by September 25, 1998 (which date will be extended to February 1, 1999 in the event that the Tax Case has not been resolved by October 25, 1998), then Investor and Kimco will have the right to purchase a number of Preferred Units (or Series A Preferred Shares in the event the Proposals are approved and the Change of Venue Merger is completed) in a final purchase such that their total investment equals $35 million.



     Upon the approval of the Proposals by the Trust's Shareholders and the completion of the Change of Venue Merger, (i) the Investor Reorganization will be effected pursuant to which Investor will be reorganized with and into the Trust and the shareholders of Investor (who consist of the Advancing Party and Kimco) will receive Series A Preferred Shares in exchange for the Preferred Units owned by such parties on the effective date of such reorganization, and
(ii) the Advancing Party will succeed to all rights and obligations of Investor under the

Purchase Agreement. The Series A Preferred Shares will have the rights, privileges and preferences as described under "-- Terms of Series A Preferred Shares" below.

QUALIFIED UNDERWRITTEN OFFERING AND PREEMPTIVE RIGHTS

     Upon the sale by the Trust of Shares (or, upon completion of the Change of Venue Merger, a sale of Common Shares by the Maryland Trust) pursuant to a Qualified Underwritten Offering (as defined below), Investor is required to purchase $9,700,000 of Shares or Common Shares from the Trust or the Maryland Trust, as applicable, in a concurrent offering at the price to the public less the underwriters' fees, commissions and discounts per share. In addition, Investor has the right to purchase 19.4% of the amount of a Qualified Underwritten Offering in excess of $40,300,000. A "Qualified Underwritten Offering" is any underwritten, widely distributed offering of Shares or Common Shares, the gross proceeds of which are not less than $40,300,000 and which is distributed at least 30% to retail investors and at least to eight institutional investors. Upon completion of a Qualified Underwritten Offering, each outstanding Preferred Unit or Series A Preferred Share (and any unpaid distributions or dividends in respect thereof) will be converted into Common Shares at a conversion price of $17.50 per Common Share. Subject to certain limited exceptions, the conversion price for the Common Shares will be subject to adjustment to prevent dilution of the Advancing Party's investment in the event the Trust issues or sells Common Shares (or securities convertible into or exchangeable for Common Shares) at a price below $17.50 per share. See "-- Terms of Series A Preferred Shares -- Anti-Dilution Rights" below.

     Until the Trust has completed a Qualified Underwritten Offering, Investor has preemptive rights to purchase its pro rata share (based on the percentage of Shares that the Advancing Party owns, assuming the investment of the full $35 million contemplated by the Purchase Agreement and the Kimco Purchase Agreement and conversion of the Preferred Units or Series A Preferred Shares into Shares) of any Shares, options to purchase Shares or securities convertible into or exchangeable for Shares. Shares, options or convertible securities issued in connection with the Trust's existing share option plans, certain issuances pursuant to the Trust's dividend reinvestment plan and issuances of interests in the Operating Partnership ("OP Units") in the ordinary course which are exchangeable solely for Shares (or Common Shares) as a result of which the Trust's (or in the case of Common Shares, the Maryland Trust's) partnership interest in the Operating Partnership will increase by the amount of such OP Units so exchanged will not be subject to the Advancing Party's preemptive rights.

CONDITIONS TO CLOSINGS OF SUBSEQUENT PURCHASES

     As described above, on October 3, 1997, the Initial Closing was completed and Investor purchased an aggregate of $10 million of Preferred Units. On October 8, 1997, Investor purchased an additional $1,666,675 of Preferred Units on behalf of Kimco. Each subsequent closing of Preferred Units and Series A Preferred Shares is subject to the satisfaction of certain conditions precedent including, that the representations and warranties of the Trust in the Purchase Agreement remain accurate, that there be no material adverse change to the business, operations and assets of the Trust and its subsidiaries, that there be no order, decree or injunction which enjoins or prohibits the consummation of such subsequent purchase, that the Trust continue to be in compliance with all applicable laws necessary to qualify as a real estate investment trust under the Code and that it continue to elect such treatment, and that Investor shall have received all required opinions of counsel and other appropriate closing documents. Although the Trust believes that it will be able to satisfy such conditions precedent prior to each subsequent purchase of Preferred Units or Series A Preferred Shares, no assurance can be given that the Trust will be successful in doing so.

USE OF PROCEEDS

     Under the terms of the Purchase Agreement, the Trust is required to use the funds received from the sale of the Preferred Units and the Series A Preferred Shares for the acquisition, development or redevelopment by the Operating Partnership of retail properties of the nature operated by the Operating Partnership on September 30, 1997 or for the repayment of current or future indebtedness (of either the Trust or the Operating Partnership). The Trust is not permitted to use such funds to purchase Shares or Common Shares or to replenish funds used to purchase Shares or Common Shares.

REPRESENTATIONS AND WARRANTIES

     Pursuant to the terms of the Purchase Agreement, the Trust made a number of representations and warranties to Investor, the Advancing Party and Kimco regarding its business, assets, financial position and operations. In addition, Investor, the Advancing Party and Kimco made certain representations and warranties to the Trust concerning their due organization and authorization to enter into the Purchase Agreement and the other agreements and documents contemplated thereby and concerning their investment intent and sophistication.

     The representations and warranties of each of the parties to the Purchase Agreement expire on the earlier to occur of (i) a Qualified Underwritten Offering and (ii) the conversion of all Preferred Units and Series A Preferred Shares into Shares or Common Shares.

INDEMNIFICATION

     In addition to making representations and warranties to the other, the Trust and the Operating Partnership, on the one hand, and Investor, the Advancing Party and Kimco, on the other hand, agreed, subject to the satisfaction of certain threshold amounts, to indemnify the other for the breach of any representation or warranty or the failure to perform any covenant or agreement.

RESTRICTION ON COMPETING TRANSACTION

     Prior to the date on which Investor and Kimco have completed their investment in the Trust, the Trust may not, directly or indirectly, solicit or encourage any transactions which may reasonably be expected to lead to a competing transaction to the transaction contemplated by the Purchase Agreement, unless such provision is waived by Investor.

TERMS OF SERIES A PREFERRED SHARES

     The Series A Preferred Shares will have the following rights, preferences and privileges:

     Dividend Rights. Holders of Series A Preferred Shares will be entitled to receive cumulative dividends, payable quarterly in arrears, at an annual rate equal to the greater of (i) 9.60% of the Stated Value and (ii) the dividend rate expressed as an annual rate which is implicit in the amount of dividends actually paid with respect to Common Shares, based on a $17.50 per share price for the Common Shares, determined as of each quarterly dividend payment date (such dividends being referred to as the "Payable Component"). Unpaid dividends will be compounded quarterly at the rate then in effect (as so outstanding from time to time, "Unpaid Dividends").

     The Payable Component of dividends, computed in accordance with clauses (i) and (ii) of the prior paragraph, will be increased by an amount equal to an annual rate of 3%, or 0.75% quarterly, as described in this paragraph. Upon the occurrence of a "Rate Event" (as described below), the holders of Series A Preferred Shares will be entitled to receive an additional quarterly dividend calculated from the date of issuance at the per annum rate of 3% of the Stated Value (the "Additional Dividend"). Upon the occurrence of a Rate Event, the Additional Dividend with respect to periods subsequent to the date of occurrence of the Rate Event will be currently payable in cash. The holders of Series A Preferred Shares will be entitled to receive the Additional Dividend for periods prior to the occurrence of the Rate Event upon redemption or conversion of the Series A Preferred Shares, except that, if the conversion is being effected in connection with a Qualified Underwritten Offering, then only to the extent that the cumulative total return received by Investor, Kimco and the Advancing Party on their investment in the Trust and the Operating Partnership does not exceed 15% (or 3.75% on a quarterly basis). If the Series A Preferred Shares are converted into Common Shares prior to the occurrence of a Rate Event, the Additional Dividend shall not be added to Stated Value for purposes of conversion, and shall not otherwise be payable. In general, a "Rate Event" consists of (i) the Trust's failure to pay when due dividends on the Series A Preferred Shares, (ii) certain material defaults on the Trust's indebtedness having an aggregate outstanding principal balance in excess of $15,000,000,
(iii) the failure of the Trust to complete a Qualified Underwritten Offering by the Maturity Date (as defined below), (iv) the Trust using the proceeds of the investment for purposes other than those set forth in the Purchase Agreement,
(v) the Trust's taking of any action in violation of the class voting rights of the shareholders of the Series A Preferred Shares (as described below), (vi) the occurrence of a "Change of Control" (as defined below) transaction (except that, to the extent holders of Series A Preferred Shares vote in favor of the Change of Control transaction, such holders will not be entitled to the payment of the Additional Dividend on account of this clause
(vi)), or (vii) the failure of Dennis Gershenson or a replacement reasonably satisfactory to MSAM to hold the office of President and chief executive officer of the Maryland Trust, other than as a result of his death or disability extending for a continuous period of not less than 180 days.

     Rank. The Series A Preferred Shares will rank senior to the Common Shares and all equity securities issued by the Maryland Trust with respect to dividends and distributions and upon liquidation, dissolution or winding up of the Maryland Trust. Unpaid Dividends (including the payable component of any Additional Dividend after the occurrence of a Rate Event) must be paid prior to the payment of any dividends or distributions on (or redemption or purchase by the Maryland Trust of) any of the Maryland Trust's other capital stock or securities representing an interest in the Maryland Trust (except for any deficiency dividend made by the Maryland Trust to holders of Common Shares as a result of the Tax Case for which the Maryland Trust has received all funds required therefor from Atlantic, under the Tax Agreement between the Trust and Atlantic) or any of its assets, including OP Units in the Operating Partnership. To the extent the Maryland Trust desires to make a deficiency dividend in connection with the resolution of the Tax Case prior to receipt of any indemnity payments from Atlantic, such deficiency dividend must first be paid to holders of Series A Preferred Shares for the payment of any Unpaid Dividends then due, then to holders of Series A Preferred Shares and Common Shares on a pro rata basis.

     Maturity Date. The Series A Preferred Shares shall be subject to mandatory redemption by the Maryland Trust on the fifth anniversary of the date on which Series A Preferred Shares are first issued to Investor and/or the Advancing Party (the "Maturity Date"), subject to acceleration of the Maturity Date as provided below.

     Mandatory Conversion. All outstanding Series A Preferred Shares will be subject to mandatory conversion on that date which is the earlier of the occurrence of a Qualified Underwritten Offering and the Maturity Date, subject to the obligation of the Maryland Trust to redeem the Series A Preferred Shares for cash on an acceleration of the Maturity Date as provided below, and subject to earlier conversion at the option of Investor. Each Series A Preferred Share shall be convertible into Common Shares at the Stated Value plus Unpaid Dividends, if any, for each Series A Preferred Share so converted, for Common Shares issued on conversion priced at $17.50 per Common Share.

     Optional Conversion. At the option of Investor and the Advancing Party, exercised by notice to such effect at any time or from time to time prior to the date of mandatory conversion or the Maturity Date, the Series A Preferred Shares will be convertible in whole or in part into Common Shares. Each of the Series A Preferred Shares shall be convertible into Common Shares at the Stated Value plus Unpaid Dividends, if any, for each Series A Preferred Share so converted, for Common Shares issued on conversion priced at $17.50 per Common Share, subject to adjustment under certain circumstances to prevent the dilution of the Series A Preferred Shares, including certain issuances of Common Shares by the Maryland Trust at prices less than $17.50. See "--Anti-Dilution Rights" below.

     Redemption on Acceleration of the Maturity Date. The Maturity Date will be accelerated and all Series A Preferred Shares will be redeemed in cash at the Stated Value plus Unpaid Dividends (including the Additional Dividend if then payable) in the event that it is determined by the IRS that it will, for any period, deny to the Trust or the Maryland Trust the tax benefits associated with REIT qualification and either or both of the following circumstances arise: (i) the Maryland Trust does not receive (within a period of 60 days of the date established by the IRS as the date of which the deficiency dividend or other additional taxes are required to be paid) the full indemnity payment for such loss of tax benefits that the Trust is entitled to receive from Atlantic pursuant to the Tax Agreement with Atlantic, or (ii) counsel reasonably satisfactory to Investor is unable to provide to the holders of the Series A Preferred Shares affirmative advice that, commencing not later than with the taxable year ending December 31, 1999, the Maryland Trust will, notwithstanding such determination by the IRS, be able to elect to be qualified and taxed as a REIT under the Code, and its proposed method of operation will enable it so to qualify for following years.


     Voting Rights. The holders of Series A Preferred Shares will have the right to vote on all matters which holders of Common Shares are entitled to vote upon on an "as converted" basis, as though such holders own

Common Shares. In addition, the Maryland Trust will not be permitted to engage in or effect certain types of transactions or actions without the approval of holders of at least 51% of the outstanding Series A Preferred Shares voting separately as a class. Such transaction or actions include the following:

          (i) Increasing the authorized number of Series A Preferred Shares or creating or issuing any class of Preferred Shares ranking prior to or on parity with the Series A Preferred Shares.

          (ii) Amending, altering or repealing the Maryland Trust's Declaration of Trust.

          (iii) Permitting to be amended or waiving any provision of the Tax Agreement with Atlantic.

          (iv) The voluntary liquidation, dissolution or winding up of the Maryland Trust (except a voluntary liquidation of the Maryland Trust at the election of the Trustees in connection with an unfavorable resolution of the Tax Case), or the sale of substantially all of the assets of the Maryland Trust or the merger, consolidation or recapitalization of the Maryland Trust.

          (v) The sale, transfer or assignment of assets or voting securities of the Maryland Trust in excess of $50 million within any 90-day period or $150 million in any 360-day period.

          (vi) The Maryland Trust's termination of the election, or the taking of any action which would cause the termination other than by election, of the Maryland Trust's status as a REIT (except in connection with the resolution of the Tax Case).

          (vii) Any alteration in the Maryland Trust's business such that the real estate assets which it owns, directly or indirectly, are less than 90% invested in retail properties (on a square foot basis) of the nature of the predominant real estate assets of the Trust on September 30, 1997.

          (viii) Any "Change of Control" transaction of the Maryland Trust or the Operating Partnership. A Change of Control transaction will be deemed to have occurred if any of the following occur (or, in the case of any proposal, if any of the following could occur as a result thereof): (i) the Maryland Trust takes or fails to take any action such that it ceases to be required to file reports under Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor to that Section;
     (ii) any "person" (as defined in Sections 13(d) and 14(d) of the Exchange
     Act) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of either (a) 25% or more of the outstanding Common Shares, or (b) 25% (by right to vote or grant or withhold any approval) of the outstanding securities of any other class or classes which individually or together have the power to elect a majority of the members of the Board of Trustees; (iii) the Board of Trustees determines to recommend, or fails to determine to recommend, the acceptance of any proposal set forth in a tender offer statement or proxy statement filed by any person with the Securities and Exchange Commission which indicates the intention on the part of that person to acquire, or acceptance of which would otherwise have the effect of that person acquiring, either (a) 25% or more of the outstanding Common Shares or (b) 25% (by right to vote or grant or withhold any approval) of the outstanding securities of any other class or classes which individually or together have the power to elect a majority of the members of the Board of Trustees;
     (iv) other than as a result of the death or disability of one or more of the Trustees within a three month period, a majority of the members of the Board of Trustees for any period of three consecutive months are not persons who (a) had been Trustees of the Maryland Trust (or the Trust) for at least the preceding 24 consecutive months or (b) when they initially were elected to the Board of Trustees, (x) were nominated (if they were elected by the shareholders) or elected (if they were elected by the Trustees) with the affirmative concurrence of 66 2/3% of the Trustees who were Continuing Trustees at the time of the nomination or election by the Board of Trustees and (y) were not elected as a result of an actual or threatened solicitation of proxies or consents by a person other than the Board of Trustees or an agreement intended to avoid or settle such a proxy solicitation (the Trustees described in clauses (a) and (b) of this subparagraph (iv) being "Continuing Trustees"); (v) the Maryland Trust ceases to be the sole General Partner of the Operating Partnership or grants or sells to any person the power to control or direct the actions of the Operating Partnership as if such person (A) is a general partner of the Operating Partnership or (B) is a limited partner of the Operating Partnership with consent or approval rights greater than the consent or approval rights held by the limited partners of the Operating Partnership on the date of the initial issuance of any Series A Preferred Shares; or
     (vi) the Operating Partnership is a party to any entity conversion or any merger or consolidation in which the Operating Partnership is not the surviving entity in such merger or consolidation or in which the effect is of the nature set forth in the next preceding clause of this subparagraph.

          (ix) Prior to the date of a Qualified Underwritten Offering, the issuance of any additional Common Shares or Preferred Shares, except in connection with the granting or exercising of stock options pursuant to the Trust's existing employee and trustee stock option plans, the Trust's dividend reinvestment plan or the exchange of OP Units in the Operating Partnership in the ordinary course solely for Common Shares as a result of which the Maryland Trust's partnership interest in the Operating Partnership increases by the amount of such OP Units so exchanged.

     Anti-Dilution Rights. In the event that the Maryland Trust pays a dividend or makes a distribution on its Common Shares in Common Shares or subdivides or combines its Common Shares, the conversion price for the Common Shares of $17.50 (the "Conversion Price") will be adjusted to reflect the effects of such dividend, distribution, subdivision or combination. In addition, if the Maryland Trust issues Common Shares, options or warrants to purchase Common Shares or securities convertible into or exchangeable for Common Shares at a purchase price which is less than the Conversion Price, or if the Maryland Trust distributes to holders of Common Shares any shares of capital stock of the Maryland Trust (other than Common Shares) or evidences of indebtedness or assets (other than cash dividends or distributions) or rights or warrants to purchase any of its securities, the Conversion Price for the Common Shares will be reduced to prevent dilution of the Series A Preferred Shares. Notwithstanding the foregoing, the anti-dilution rights of holders of Series A Preferred Shares as described in this paragraph do not apply to the following: (i) issuances of OP Units in the ordinary course which OP Units are exchangeable solely for Common Shares as a result of which the Maryland Trust's partnership interest in the Operating Partnership increases by the amount of such OP Units so exchanged;
(ii) grants of Common Shares or options or rights to purchase Common Shares with exercise prices below $17.50 per Common Share to officers, employees or Trustees of the Maryland Trust not in excess of 286,000 shares in the aggregate; (iii) sales of Common Shares pursuant to any dividend reinvestment plan maintained by the Maryland Trust if such Common Shares were purchased in the open market in ordinary brokerage transactions; and (iv) the exchange of OP Units in the Operating Partnership in the ordinary course solely for Common Shares as a result of which the Maryland Trust's partnership interest in the Operating Partnership increases by the amount of such OP Units so exchanged.

TERMS OF PREFERRED UNITS


     In order to permit the Operating Partnership to issue the Preferred Units, the Operating Partnership entered into a Third Amendment to its Amended and Restated Agreement of Limited Partnership to set forth the terms and conditions of the Preferred Units. The Trust subsequently entered into a Fourth Amendment to its Amended and Restated Agreement of Limited Partnership (the Amended and Restated Agreement of Limited Partnership, as so amended, the "Amended Partnership Agreement") to issue the additional Preferred Units purchased by Investor on October 8, 1997.


     In general, the terms of the Preferred Units will mirror the terms of the Series A Preferred Shares as set forth elsewhere in this Proxy Statement. The distribution preferences and liquidation preferences set forth in this Proxy Statement with respect to the Series A Preferred Shares will apply to the Preferred Units. In addition, the Trust, as general partner of the Operating Partnership, is not permitted to effect transactions described elsewhere in this Proxy Statement as requiring the separate vote of holders of Series A Preferred Shares, without the approval of holders of 51% of the outstanding Preferred Units. See "-- Terms of Series A Preferred Shares -- Voting Rights" above. Similar to the rights of holders of Series A Preferred Shares as described under "-- Terms of Series A Preferred Shares -- Optional Conversion" above, holders of Preferred Units will be entitled to have such Preferred Units converted into Shares of the Trust at any time prior to the completion of the Change of Venue Merger at a conversion price of $17.50.


     In addition, until approval of the Proposals and the completion of the Change of Venue Merger, Investor has the right under the terms of the Amended Partnership Agreement to require the Trust to redeem all or any of the Preferred Units into (i) a number of fully paid non-assessable Shares of the Trust determined by multiplying (x) the number of Preferred Units to be redeemed by
(y) the sum of (A) the initial per unit purchase price of the

Preferred Units and (B) all unpaid preferred distributions owing in respect of a Preferred Unit, divided by $17.50 (subject to adjustment for certain dividends, distributions, stock splits, combinations, reorganizations and other transactions), or (ii) at the election of the Trust or in the event the Trust is unable to deliver to, and Investor is unable to hold, own and vote the number of Shares determined pursuant to clause (i) above, cash in an amount equal to the number of Shares which Investor would have been delivered pursuant to clause (i) above multiplied by the current market price of the Trust's Shares (determined by averaging the closing prices per share of such Shares on each of the 20 consecutive trading days preceding the redemption date).

REGISTRATION RIGHTS

     In connection with the purchase by Investor of the Preferred Units and the Series A Preferred Shares, the Trust has granted certain demand and piggy-back registration rights to Investor (which rights transfer to the Advancing Party upon completion of the Investor Reorganization) pursuant to a Registration Rights Agreement which was entered into by the Trust with Investor at the Initial Closing. The material terms of the Registration Rights Agreement are as follows:

     Shelf Registration Rights. Investor has been granted registration rights, exercisable upon the earlier of one year after a Qualified Underwritten Offering or the second anniversary of the Initial Closing, pursuant to which Investor may require the Trust to file and to keep effective a "shelf" registration statement which will allow Investor to offer Registrable Securities (as defined in the Registration Rights Agreement) on a continuous or delayed basis. The Trust may not be required to effect a shelf registration of fewer than 5,000,000 shares of Registrable Securities, except that if there are less than 5,000,000 shares of Registrable Securities outstanding, Investor may require the Trust to effect a shelf registration of all of the remaining shares of Registrable Securities outstanding.

     Demand Registration Rights. Investor has been granted demand registration rights, exercisable upon the earlier of one year after a Qualified Underwritten Offering or the second anniversary of the Initial Closing, to require the Trust to register a minimum of $5,000,000 in value of Registrable Securities (based on the expected offering price) for sale to the public, unless the Trust has already effected one demand registration for Investor during the immediately preceding twelve-month period or unless there is a shelf registration statement effective at the time of such request.

     "Black-Out Rights." Both Investor and the Trust will have certain "black-out" rights pursuant to which each party may require the other to not sell securities or to postpone or suspend the exercise of the registration rights set forth in the Registration Rights Agreement in order to permit the other party to sell securities or, in the case of the Trust, to complete a material financing, acquisition or other material transaction. In general, Investor has the right (exercisable on up to four occasions in total) to prevent the Trust from effecting a registration of its securities for a period of approximately 15 days before and 60 days after an offering of securities by Investor. The Trust has the right (exercisable on an unlimited number of occasions but, in certain cases, not more frequently than twice in any twenty-four month period) to prevent Investor from effecting a registration of its securities for a period of approximately 30 days before and 90 days after an offering of securities by the Trust.

     Piggy-Back Registration Rights. In addition to the registration rights described above, Investor has also been granted piggy-back registration rights to sell securities in a proposed registration undertaken by the Trust of its own securities. Such rights are exercisable immediately and expire on the tenth anniversary of the Initial Closing. In the event that the managing underwriter of such registration informs the Trust that the amount of securities requested to be included in such offering exceeds the amount which can be sold, the number of Registrable Securities that are to be included in the registration will be reduced on a pro rata basis with all other holders of piggy-back registration rights under the Trust's existing registration rights agreement (other than JCP Realty which has been given a preference with respect to the underwriter's cutback).

     Tag-Along Rights of Investor and the Advancing Party. Under the terms of the Registration Rights Agreement, from and after September 30, 1997 until the earlier of (i) the date on which Investor and the Advancing Party collectively own Shares (or, upon completion of the Change of Venue Merger, Common Shares) representing less than 15% of the then outstanding Shares (or Common Shares, as applicable) on a fully diluted basis and (ii) September 30, 2007, Investor and the Advancing party have the right to include Registrable Securities, on a pro rata basis, in any sale or disposition of Shares or Common Shares to any person in connection with an "Extraordinary Transaction" in which a portion of the consideration for the Shares or Common Shares to be sold or disposed of by the Trust is cash or cash equivalents. An "Extraordinary Transaction" is (i) any merger, consolidation, sale or acquisition of assets, recapitalization, other business combination, liquidation or other action out of the ordinary course of the business of the Trust, or (ii) any issuance of securities, in either case involving the sale, issuance or other disposition of capital stock of the Trust representing, in the aggregate, at least 30% of shares of beneficial interest of the Trust on a fully diluted basis. Any sale by the Advancing Party or Investor pursuant to the tag-along rights in the Registration Rights Agreement must be on the same terms and conditions as the sale of securities by the Trust giving rise to the tag-along rights. In addition, Investor and the Advancing Party must comply with certain notice provisions set forth in the Registration Rights Agreement.

     Indemnification Rights. Under the terms of the Registration Rights Agreement, the Trust has agreed to indemnify, defend and hold harmless Investor, the Advancing Party and each other holder of Registrable Securities from all liability and losses arising out of or based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which Registrable Securities were registered, and any preliminary or final prospectus contained therein and any amendment thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent that such misstatement or omission was made in reliance upon and in conformity with written information provided by Investor, the Advancing Party or any other person who participates as an underwriter in the offering.

     Under the Registration Rights Agreement, the Trust may require Investor, the Advancing Party or any other holder of Registrable Securities to provide an indemnification to the Trust for any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which Registrable Securities were registered, and any preliminary or final prospectus contained therein and any amendment thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, to the extent that such misstatement or omission was made in reliance upon and in conformity with written information provided by Investor, the Advancing Party or such holder of Registrable Securities.

                                 OTHER MATTERS

SOLICITATION OF PROXIES


     Shareholders of record at the close of business on November 14, 1997 are entitled to notice of and to vote at the Special Meeting. On such date, there were 7,123,105 Shares issued and outstanding. A majority of the Shares entitled to vote represented in person or by proxy constitute a quorum for the meeting. If a quorum is not present, the Special Meeting may be adjourned to a later date at which a quorum is present, and Shares represented by proxies may be voted for such adjournment. The vote of a majority of the issued and outstanding Shares is required to approve the Change of Venue Proposal. The affirmative vote of a majority of the Shares present or represented by proxies at the Special Meeting and entitled to vote at the Special Meeting is required to approve the Share Issuance Proposal.



     Proxies in the accompanying form which are properly executed and duly returned to the Trust and not revoked will be voted as specified and, if no direction is made, will be voted in favor of each of the Proposals. Each proxy granted is revocable and may be revoked at any time prior to its exercise by giving notice to the Trust of its revocation. A Shareholder who attends the Special Meeting in person may, if such Shareholder wishes, vote by ballot at the Special Meeting, thereby cancelling any proxy previously given.



     Shares held of record by Shareholders or brokers who do not return a signed and dated proxy or attend the Special Meeting and vote in person will not be considered present or represented at the Special Meeting, will not be counted in determining the presence of a quorum, and will not be voted. The presence, in person or by proxy, of Shareholders holding a majority of the Shares entitled to vote shall constitute a quorum for the Special Meeting. Abstentions and broker non-votes will neither be counted in establishing a quorum nor be voted for or against matters presented for Shareholder consideration. Because the Change of Venue Proposal requires the affirmative vote of holders of a majority in interest of the outstanding Shares of the Trust, and because abstentions and broker non-votes with respect to the Proposals are not counted as affirmative votes, they have the same effect as a vote against the Change of Venue Proposal.


     A proxy executed and delivered by a Shareholder may subsequently be revoked by written notice of revocation to the Trust. A revocation may be in any written form validly signed by the record holder as long as it clearly states that such holder's proxy previously given is no longer effective. To prevent confusion, the notice of revocation must be dated. Notices of revocation should be delivered to the Trust at 27600 Northwestern Highway, Suite 200, Southfield, Michigan 48034, attn: Linda Anderson.

     If a Shareholder signs, dates and delivers a proxy card to the Trust, and thereafter, on one or more occasions dates, signs and delivers a later-dated proxy card, the latest dated proxy card is controlling as to the instructions indicated therein and supersedes such Shareholder's prior proxy as embodied in any previously submitted proxy card.


     IF A PROXY CARD IS PROPERLY EXECUTED AND DELIVERED BUT NO INDICATION IS MADE AS TO WHAT ACTION IS TO BE TAKEN, IT WILL BE DEEMED TO CONSTITUTE A VOTE IN FAVOR OF EACH OF THE PROPOSALS.


     Management does not know of any other matters to be brought before the Special Meeting except those set forth in the notice thereof. If other business is properly presented for consideration at the Special Meeting, it is intended that the proxies will be voted by the persons named therein in accordance with their judgment on such matters.

     The cost of solicitation of proxies in the form enclosed herewith will be paid by the Trust. In addition to the solicitation of proxies by mail, the Trustees, officers and employees of the Trust may also solicit proxies personally or by telephone without additional compensation for such activities. The Trust will also request persons, firms and corporations holding Shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners. The Trust will reimburse such holders for their reasonable expenses.


     In addition, the Trust has retained The Herman Group to assist in the solicitation of proxies through any and all methods described above. For those services, the Trust will pay this firm certain fees estimated at $40,000, plus reimbursement of out-of-pocket costs and expenses.


ACCOUNTANT'S REPRESENTATIVES

     It is expected that representatives of Deloitte & Touche LLP, the Trust's independent auditors, will be present at the Special Meeting to respond to appropriate questions of Shareholders and to make a statement if they desire.

                           INCORPORATION BY REFERENCE


     The Trust's Annual Report on Form 10-K for the year ended December 31, 1996, together with the financial statements contained therein, the Trust's Quarterly Report on Form 10-Q for the quarter ended March 31, 1997, the Trust's Quarterly Report on Form 10-Q for the six months ended June 30, 1997, the Trust's Quarterly Report on Form 10-Q for the nine months ended September 30, 1997 and all other documents subsequently filed by the Trust pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the date of the Special Meeting are incorporated herein by reference. The Trust will provide, without charge (other than a reasonable charge for any exhibit requested) to each Shareholder, upon written or oral request of such Shareholder, a copy of any of the aforementioned documents, by first class mail or other equally prompt means within one business day of receipt of such request. Any such request should be directed to Richard D. Gershenson, Secretary of the Trust, at 27600 Northwestern Highway, Suite 200, Southfield, Michigan 48034, telephone number (248) 350-9900.


     Your cooperation in giving this matter your immediate attention and in returning your proxies promptly will be appreciated.

                                         By Order of the Board of Trustees

                                         /s/ Richard D. Gershenson
                                         Richard D. Gershenson, Secretary


November 17, 1997

                                    ANNEXES

Annex A   Form of Change of Venue Merger Agreement
Annex B   Form of Agreement of Merger -- Investor Reorganization
Annex C   Declaration of Trust of the Maryland Trust

                                                                         ANNEX A

                        CHANGE OF VENUE MERGER AGREEMENT

     THIS CHANGE OF VENUE MERGER AGREEMENT (this "Agreement") is made as of the
       day of             1997, between RGPT TRUST, a Maryland real estate
investment trust (the "Maryland REIT"), and RAMCO-GERSHENSON PROPERTIES TRUST, a Massachusetts business trust (the "Massachusetts Trust").

                                  WITNESSETH:

     WHEREAS, the Maryland REIT is a real estate investment trust organized and existing under the laws of the State of Maryland, with an authorized capital consisting of 30,000,000 common shares of beneficial interest, par value $.01 per share (the "Common Shares") and 10,000,000 preferred shares of beneficial interest (the "Preferred Shares"), of which 1,000 Common Shares, constituting all of the issued and outstanding shares of beneficial interest of the Maryland REIT, are owned by the Massachusetts Trust;

     WHEREAS, the Massachusetts Trust is a business trust organized and existing under the laws of the Commonwealth of Massachusetts, and has authorized an unlimited number of common shares of beneficial interest, without par value,
(the "Shares"), of which      Shares are issued and outstanding;

     WHEREAS, the Board of Trustees of the Massachusetts Trust (the "Massachusetts Trustees") have determined that the business and affairs conducted by the Massachusetts Trust will be enhanced by changing the domicile and form of organization of the Massachusetts Trust from a Massachusetts business trust to a Maryland real estate investment trust pursuant to Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland and have caused the organization of the Maryland REIT initially as a wholly-owned subsidiary of the Massachusetts Trust with the intention that, subject to the approval of the holders of a majority of the outstanding Shares of the Massachusetts Trust entitled to vote thereon, as provided in the Amended and Restated Declaration of Trust of the Massachusetts Trust (the "Massachusetts Declaration of Trust"), the Massachusetts Trust will merge into the Maryland REIT and will terminate and the Maryland REIT will succeed to and will carry on the business and affairs of the Massachusetts Trust, as provided in, and on the terms and conditions and with the effects set forth in, this Agreement;

     WHEREAS, the Massachusetts Trustees have been advised by counsel that a merger of a Massachusetts business trust such as the Massachusetts Trust into a Maryland real estate investment trust is specifically permitted by Section 8-501.1 of the Corporations and Associations Article of the Annotated Code of Maryland and that there is no provision of Massachusetts law that prohibits such a merger;

     WHEREAS the Massachusetts Trustees and the Board of Trustees of the Maryland REIT (the "Maryland Trustees") have each determined that the Massachusetts Trust and the Maryland REIT be merged into the Maryland REIT with the Maryland REIT being the surviving entity, on the terms and conditions set forth herein, all under and pursuant to the Massachusetts Declaration of Trust and the laws of the state of Maryland; and

     WHEREAS, the Massachusetts Trustees and the Maryland Trustees expect that the Merger provided for herein will be treated for federal income tax purposes as a reorganization described in Section 368(a)(1)(F) of the Internal Revenue Code;

     NOW, THEREFORE, in consideration of the promises and the mutual covenants and agreements herein contained, for the purpose of prescribing the terms and conditions of the merger, the parties hereto agree as follows:

                            I. TERMS AND CONDITIONS

     1.1 Merger. At the Effective Date (as defined in Section 2), the Massachusetts Trust shall be merged with and into the Maryland REIT (the "Merger"), the Maryland REIT shall be the surviving entity under the name "Ramco-Gershenson Properties Trust," and the Massachusetts Trust shall terminate.

     1.2 Successor. At and from the Effective Date, the Maryland REIT shall succeed to all of the rights, powers and property of the Massachusetts Trust ("Trust Property") and shall be liable for all the liabilities, debts and obligations of the Massachusetts Trust, in the manner of and as more fully set forth in Section 8-501.1(n) of the Corporations and Associations Article of the Annotated Code of Maryland. The Articles of Merger evidencing the Merger shall also constitute and evidence the sale, conveyance, transfer and assignment of all Trust Property to the Maryland REIT and the Maryland REIT's assumption of all of the liabilities, debts and obligations of the Massachusetts Trust, including without implied limitation, obligations to indemnify persons who are or may be entitled to indemnification under Article IX of the Massachusetts Declaration of Trust to the extent that such persons are entitled to indemnification under such Article.

     1.3 Conversion of Shares of the Massachusetts Trust. At the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, each of the Shares outstanding immediately prior thereto shall be converted into one fully paid and non-assessable Common Share of the Maryland REIT and, until further action by the Maryland Trustees, each certificate representing Shares shall continue to represent the same number of Common Shares of the Maryland REIT.

                               II. EFFECTIVE DATE

     2. Effective Date. The Merger shall become effective on the day and at the time ("Effective Date") at which the last of the following actions shall have been completed: (i) the Massachusetts Declaration of Trust shall have been amended by the affirmative vote of the holders of at least a majority of the aggregate number of Shares of the Massachusetts Trust then outstanding and entitled to vote thereon in accordance with the requirements of the Massachusetts Declaration of Trust so as to authorize the termination of the Massachusetts Trust upon consummation of the Merger provided for in this Agreement and this Agreement shall have been authorized by the sole shareholder of the Maryland REIT in accordance with the requirements of the laws of the State of Maryland; (ii) the shares of beneficial interest of the Maryland REIT issuable to the shareholders of the Massachusetts Trust pursuant to this Agreement shall have been authorized for listing on the New York Stock Exchange, upon official notice of issuance; (iii) the Massachusetts Trust shall have received all consents and/or approvals (if any) required for the Merger; and
(iv) Articles of Merger reflecting the Merger shall have been executed and filed in accordance with Section 8-501.1(g) of the Corporations and Associations Article of the Annotated Code of Maryland. The filing of a copy of such Articles of Merger with the Secretary of State of the Commonwealth of Massachusetts will conclusively evidence the termination of the Massachusetts Trust.

                 III. CHARTER DOCUMENTS, TRUSTEES AND OFFICERS

     3.1 Declaration of Trust and Bylaws. The Declaration of Trust of the Maryland REIT and the Bylaws of the Maryland REIT in effect on the Effective Date shall continue to be, respectively, the Declaration of Trust and Bylaws of the Maryland REIT, provided, however, that the Declaration of Trust of the Maryland REIT shall be amended, as part of the Merger, to change the name of the Maryland REIT to "Ramco-Gershenson Properties Trust".

     3.2 Trustees. Immediately upon the consummation of the Merger, those persons who were, as of the Effective Date, Massachusetts Trustees shall be appointed to serve (if not already so appointed) as Maryland Trustees and shall, subject to any contrary provision in the Declaration of Trust and Bylaws of the Maryland REIT, take such office upon and subject to the same terms and conditions subject to which they were appointed as Massachusetts Trustees.

     3.3 Officers. The officers of the Maryland REIT as of the Effective Date shall continue to be the officers of the Maryland REIT, holding such offices in the Maryland REIT until their successors are elected or appointed and qualified in accordance with the Declaration of Trust and Bylaws of the Maryland REIT.

     3.4 Stock Option Plans. As at and from the Effective Date, the Maryland REIT and the Massachusetts Trust shall take such action, if any, as may be necessary to provide that all obligations of the Massachusetts Trust under the 1996 Share Option Plan and the 1997 Non-Employee Trustee Share Option Plan (the "Stock Option Plans") shall be assumed by the Maryland REIT and all rights of the participants under the Stock Option Plans to receive grants of options and to exercise the options and all other rights granted thereunder shall thereupon be converted into substantially identical rights to receive grants of options and to exercise the options and all other rights granted thereunder in respect of shares of beneficial interest of the Maryland REIT on substantially identical terms and conditions as set forth in the Stock Option Plans.

                               IV. MISCELLANEOUS

     4.1 Further Assurances. From time to time to the extent possible, as and when required by the Maryland REIT or by its successors and assigns, there shall be executed and delivered on behalf of the Massachusetts Trust such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action as shall be appropriate or necessary in order to vest or perfect, or to conform of record or otherwise, in the Maryland REIT the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises, and authority of the Massachusetts Trust, and otherwise to carry out the purposes of this Agreement, and the officers and directors of the Maryland REIT are fully authorized in the name of and on behalf of the Massachusetts Trust or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

     4.2 Abandonment. At any time before the Effective Date, this Agreement may be terminated and the Merger may be abandoned by the Massachusetts Trustees and/or the Maryland Trustees.

     4.3 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original.

     4.4 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland.

     IN WITNESS WHEREOF, this Change of Venue Merger Agreement is hereby executed on behalf of each of the parties hereto and attested by their respective officers thereunto duly authorized.

RGPT TRUST
a Maryland real estate investment trust

By:
------------------------------------------------------
    Name:
    Title:                                Attest:

                                          --------------------------------------

RAMCO-GERSHENSON PROPERTIES TRUST
a Massachusetts Business Trust

By:
------------------------------------------------------
    Name:
    Title:                                Attest:

                                          --------------------------------------

                                                                         ANNEX B

                              AGREEMENT OF MERGER
                                       OF
                       RAMCO-GERSHENSON PROPERTIES TRUST
                   (A MARYLAND REAL ESTATE INVESTMENT TRUST)
                                      AND
                        SPECIAL SITUATIONS RG REIT, INC.
                            (A MARYLAND CORPORATION)

     AGREEMENT OF MERGER entered into on               , 1997, by
RAMCO-GERSHENSON PROPERTIES TRUST ("Ramco"), a Maryland real estate investment trust organized under the laws of the State of Maryland, and SPECIAL SITUATIONS RG REIT, INC. ("SSRG"), a Maryland corporation.

                              W I T N E S S E T H:

     WHEREAS, SSRG is a corporation of the State of Maryland with its registered office therein located at c/o CSC-Lawyers Incorporating Service Company, 11 E. Chase Street, Suite 9E, Baltimore, Maryland 21202; and

     WHEREAS, the total number of shares of stock which SSRG has authority to issue is 1,600,000, par value of $.01 each, of which 1,400,000 are classified as Class A Common Stock (par value $.01 per share) and 200,000 are classified as Class B Non-voting Common Stock (par value $.01 per share); and

     WHEREAS, Ramco is a real estate investment trust organized under the laws of the State of Maryland, the registered agent of which in the State of Maryland is Charles R. Moran, c/o Ballard Spahr Andrews & Ingersoll, 300 E. Lombard Street, Suite 1900, Baltimore, MD 21202; and

     WHEREAS, the total number of shares of beneficial interests of all classes which Ramco has authority to issue is 40,000,000 shares of beneficial interest, par value $.01 per share of which 30,000,000 shares are initially classified as Common Shares (par value $.01 per share) and 10,000,000 are initially classified as Preferred Shares (par value $.01 per share); and

     WHEREAS, there are      shares of Class A Common Stock and      shares of
Class B Non-voting Common Stock of SSRG issued and outstanding and there are shares of beneficial interest of Ramco issued and outstanding; and

     WHEREAS, this Agreement of Merger is being entered into by the parties pursuant to that certain Preferred Units and Stock Purchase Agreement, dated as of September 30, 1997, by and among the parties, Ramco-Gershenson Properties, L.P., and the Advancing Party named therein; and

     WHEREAS, the Board of Directors of SSRG, by resolution adopted on approved this Agreement of Merger; and

     WHEREAS, the Board of Trustees of Ramco, by resolution adopted on October 2, 1997 approved this Agreement of Merger; and

     WHEREAS, the Maryland General Corporation Law ("MGCL") and Title 8 of the Corporations and Associates Article of the Annotated Code of Maryland ("Title 8") permits the merger of a Maryland corporation with and into a real estate investment trust organized under Maryland law; and

     WHEREAS, the Board of Trustees of Ramco and the Board of Directors of SSRG deem it advisable and to the advantage, welfare and best interests of Ramco and SSRG and their respective shareholders and stockholders to merge SSRG with and into Ramco pursuant to the provisions of the MGCL and Title 8 upon the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained herein, the parties, hereby agree as follows as follows:

     1. SSRG and Ramco shall, pursuant to the provisions of the MGCL and Title 8, be merged with and into a single entity (the "Merger"). Ramco shall be the surviving entity from and after the effective time of the merger (the "Effective Time"), and is sometimes hereinafter referred to as the "Surviving Entity", and shall continue to exist as the Surviving Entity under its present name pursuant to the provisions of the MGCL and Title 8. The separate existence of SSRG, which is sometimes hereinafter referred to as the "Merging Company", shall cease at the Effective Time (as defined in Section 8 hereof) in accordance with the provisions of the MGCL and Title 8.

     2. The present Declaration of Trust of Ramco will be the Declaration of Trust of the Surviving Entity and will continue in full force and effect until changed, altered, or amended as therein provided.

     3. The present By-laws of Ramco will be the By-laws of the Surviving Entity and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the Declaration of Trust of the Surviving Entity.

     4. The trustees and officers in office of Ramco at the Effective Time shall be the members of the Board of Trustees and the officers of the Surviving Entity, all of whom shall hold their trusteeships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the Declaration of Trust and By-laws of the Surviving Corporation.

     5. The manner and basis of converting or exchanging the issued stock of the merging Company into shares of beneficial interest in the Surviving Entity, and the manner of dealing with any issued stock of the Merging Company not to be converted or exchanged on the Effective Time shall be as follows:

          (a) Each share of beneficial interest in the Surviving Entity which is issued and outstanding at the Effective Time shall remain outstanding as one share of beneficial interest (of whatever class) in the Surviving Entity.

          (b) Each share of the           (     ) shares of Class A Voting
     Common Stock, par value $.01 per share, of the Merging Company (hereinafter referred to as the "Class A Common Stock") issued and outstanding at the Effective Time shall be converted into one (1) share of the Surviving Entity's Series A Preferred Shares, par value $.01 per share (the "Series A Preferred Shares").

          (c) Each share of the           (     ) shares of Class B Non-voting
     Common Stock, par value $.01 per share, of the merging Company (hereinafter referred to as the "Class B Common Stock") issued and outstanding at the Effective Time shall be converted into one (1) share of the Surviving Entity's Series A Preferred Shares.

          (d) After the merger transaction described above shall have become effective, except as otherwise provided by the MGCL with respect to dissenting stockholders, each holder of an outstanding certificate or certificates theretofore representing capital stock of the Merging Company shall surrender the same to Surviving Entity and each such holder thereupon shall be entitled to receive in exchange theretofore a certificate or certificates representing the number of shares of the Surviving Entity's Series A Preferred Shares into which the capital stock of Merging Company represented by the certificate or certificates so surrendered shall have been converted by the provisions hereof. Until such surrender, the stock certificates of the Merging Company shall be deemed for all corporate purposes to evidence ownership of the number of shares of the Surviving Entity's Series A Preferred Shares to be delivered with respect to such capital stock certificates.

     6. In the event that this Agreement of Merger shall have been fully approved and adopted on behalf of the Merging Company and the Surviving Entity in accordance with the provisions of the MGCL and Title 8, the said entities agree that they will cause to be executed and filed and recorded any document or documents prescribed by the laws of the State of Maryland, including, but not limited to, Articles of Merger substantially in the form attached hereto as Exhibit A and that they will cause to be performed all necessary acts within the State of Maryland and elsewhere to effectuate the merger herein provided for.

     7. The Board of Directors and the proper officers of the Merging Company and the Board of Trustees and the proper officers of the Surviving Entity are hereby authorized, empowered and directed to do any and all acts and things, and to make, execute, deliver, file and record and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Agreement of Merger or of the merger herein provided for.

     8. The Merger contemplated hereby shall become effective on the day and time (the "Effective Time") at which the last of the following actions have been completed:

          (a) This Agreement and the Merger contemplated hereby shall have been authorized and approved by the stockholders of SSRG in the manner and by the vote required by SSRG's Charter and Bylaws and the MGCL;

          (b) This Agreement and the Merger contemplated hereby shall have been authorized and approved by the shareholders of Ramco in the manner and by the vote required by its Declaration of Trust and Bylaws and Title 8;

          (c) The transactions contemplated by that certain Preferred Units and Stock Purchase Agreement by and among Ramco-Gershenson Properties Trust, a Massachusetts business trust ("RG"), Special Situations RG REIT, Inc. ("SSRG") and certain other parties, which transactions include the Merger, shall have been approved by the shareholders of RG in the manner and by the vote required by its Declaration of Trust and Bylaws and the laws of the Commonwealth of Massachusetts; and

          (d) Articles of Merger substantially in the form attached hereto as Exhibit A reflecting the Merger shall have been executed on behalf of Ramco and SSRG and filed with, and accepted by, the State Department of Assessments and Taxation of Maryland.

     IN WITNESS WHEREOF, this Agreement of Merger is hereby executed on behalf of each of the constituent parties hereto.

Date:             , 199  .

                                         Ramco-Gershenson Properties Trust

                                         By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                         Special Situations RG REIT, Inc.

                                         By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                                                         ANNEX C

                                   RGPT TRUST

                           ARTICLES OF AMENDMENT AND
                      RESTATEMENT OF DECLARATION OF TRUST

     RGPT TRUST, a Maryland real estate investment trust (the "Trust") formed under Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland, hereby certifies to the Maryland State Department of Assessments and Taxation (the "Department") that:

     FIRST: The Trust desires to and does hereby amend and restate its Declaration of Trust as currently in effect, as hereinafter provided. The provisions set forth in these Articles of Amendment and Restatement of Declaration of Trust are all of the provisions of the Declaration of Trust currently in effect, and as hereinafter amended.

     SECOND: The Declaration of Trust of the Trust is hereby amended by striking, in their entirety, Articles I through XI of the Declaration of Trust and by substituting in lieu thereof the following:

                                   ARTICLE I
                                   FORMATION

     The Trust is a real estate investment trust within the meaning of Title 8. The Trust shall not be deemed to be a general partnership, limited partnership, joint venture, joint stock company or a corporation (but nothing herein shall preclude the Trust from being treated for tax purposes as an association under the Internal Revenue Code of 1986, as amended from time to time (the "Code")).

                                   ARTICLE II
                                      NAME

     The name of the Trust is:

                                   RGPT Trust

     Under circumstances in which the Board of Trustees of the Trust (the "Board of Trustees" or "Board") determines that the use of the name of the Trust is not practicable, the Trust may use any other designation or name for the Trust.

                                  ARTICLE III
                              PURPOSES AND POWERS

     SECTION 3.1 Purposes. The purposes for which the Trust is formed are to invest in and to acquire, hold, manage, administer, control and dispose of property, including, without limitation or obligation, engaging in business as a real estate investment trust under the Code.

     SECTION 3.2 Powers. The Trust shall have all of the powers granted to real estate investment trusts by Title 8 and all other powers set forth in this Declaration of Trust which are not inconsistent with law and are appropriate to promote and attain the purposes set forth in this Declaration of Trust.

                                   ARTICLE IV
                                 RESIDENT AGENT

     The name of the resident in the State of Maryland is Charles R. Moran, whose post office address is c/o Ballard Spahr Andrews & Ingersoll, 300 East Lombard Street, Baltimore, Maryland 21202. The resident agent is a citizen of and resides in the State of Maryland. The Trust may have such offices or places of business within or outside the State of Maryland as the Board of Trustees may from time to time determine.

                                   ARTICLE V
                               BOARD OF TRUSTEES

     SECTION 5.1 Powers. Subject to any express limitations contained in the Declaration of Trust or in the Bylaws, (i) the business and affairs of the Trust shall be managed under the direction of the Board of Trustees and (ii) the Board shall have full, exclusive and absolute power, control and authority over any and all property of the Trust. The Board may take any action that in its sole judgment and discretion is necessary or appropriate to conduct the business and affairs of the Trust. This Declaration of Trust shall be construed with a presumption in favor of the grant of power and authority to the Board. Any construction of this Declaration of Trust or determination made in good faith by the Board concerning its powers and authority hereunder shall be conclusive. The enumeration and definition of particular powers of the Trustees included in this Declaration of Trust or the Bylaws shall in no way be limited or restricted by reference to or inference from the terms of this or any other provision of the Declaration of Trust or the Bylaws or construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board or the Trustees under the general laws of the State of Maryland or any other applicable laws.

     The Board, without any action by the shareholders of the Trust, shall have and may exercise, on behalf of the Trust, without limitation, the power to determine that compliance with any restriction or limitation on ownership and transfers of shares of the Trust's beneficial interest set forth in Article VII of this Declaration of Trust is no longer required in order for the trust to qualify as a real estate investment trust ("REIT") under the Code; to adopt, amend and repeal (but subject to the provisions of the Bylaws limiting adoption of provisions inconsistent with, or the amendment or repeal of, certain specified provisions of the Bylaws) the Bylaws; to elect officers in the manner prescribed in the Bylaws; to solicit proxies from holders of shares of beneficial interest of the Trust; and to do any other acts and execute and deliver any other documents necessary or appropriate to the foregoing powers.

     SECTION 5.2 Number and Classification. The number of Trustees initially shall be nine (9), which number may thereafter be increased or decreased pursuant to the Bylaws of the Trust. Notwithstanding the foregoing, if for any reason any or all of the Trustees cease to be Trustees, such event shall not terminate the Trust or affect the Declaration of Trust or the powers of the remaining Trustees. The Trustees shall be divided into three classes (other than any Trustee elected solely by holders of one or more classes or series of Preferred Shares) as nearly equal in number as possible designated Class I, Class II, and Class III, with a term of three (3) years each, and the term of one class shall expire each year. The Trustees shall be elected by the shareholders at every third annual meeting thereof in the manner provided in the Bylaws or, in order to fill any vacancy on the Board of Trustees, in the manner provided in the Bylaws. The names and addresses of the initial nine (9) Trustees (who shall serve until the annual meeting of shareholders to be held in the year in which their respective classes shall expire, and until their successors are duly elected and qualify), the class to which such Trustees are designated and the year in which the current term of such class shall expire are:

                                                                                          YEAR OF
         NAME                                  ADDRESS                          CLASS    EXPIRATION
         ----                                  -------                          -----    ----------
Joel D. Gershenson.....  c/o Ramco-Gershenson Properties Trust                     I        1998
                         27600 Northwestern Highway, Suite 200
                         Southfield, MI 48034
Dennis E. Gershenson...  c/o Ramco-Gershenson Properties Trust                     I        1998
                         27600 Northwestern Highway, Suite 200
                         Southfield, MI 48034
Robert A. Meister......  c/o AON Risk Services Company                             I        1998
                         Two World Trade Center, 105th Floor
                         New York, NY 10048
Selwyn Isakow..........  c/o The Oxford Investment Group, Inc.                    II        1999
                         2000 North Woodward Ave., Suite 130
                         Bloomfield Hills, MI 48304

                                                                                          YEAR OF
         NAME                                  ADDRESS                          CLASS    EXPIRATION
         ----                                  -------                          -----    ----------
Arthur H. Goldberg.....  c/o Manhattan Associates, LLC                            II        1999
                         375 Park Avenue, Suite 1606
                         New York, NY 10152
Mark K. Rosenfeld......  c/o KMR, Inc.                                            II        1999
                         404 South Higby
                         Jackson, MI 49203
Stephen R. Blank.......  c/o Oppenheimer & Co., Inc.                             III        2000
                         Oppenheimer Tower, 39th Floor
                         World Financial Center
                         New York, NY 10281
Herbert Liechtung......  5500 Collins Avenue, #302                               III        2000
                         Miami Beach, FL 33140
Joel M. Pashcow........  c/o Atlantic Realty Trust                               III        2000
                         747 Third Avenue, 10th Floor
                         New York, NY 10017

     If the number of Trustees is changed, any increase or decrease in the number of Trustees shall be apportioned among the classes so as to maintain the number of Trustees in each class as nearly equal in number as possible. At each annual meeting of shareholders, the successors to the class of Trustees whose term expires at such meeting shall be elected to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their election. Election of Trustees by shareholders shall require the vote and be in accordance with the procedures set forth in the Bylaws.

     It shall not be necessary to list in the Declaration of Trust the names and addresses of any Trustees hereinafter elected.

     SECTION 5.3 Resignation or Removal. Any Trustee may resign by written notice to the Board of Trustees, effective upon execution and delivery to the Trust of such written notice or upon any future date specified in the notice. Subject to any rights of holders of one or more classes or series of preferred shares to elect one or more Trustees, a Trustee may be removed at any time, with or without cause, at a meeting of the shareholders, by the affirmative vote of the holders of not less than two-thirds of the shares then outstanding and entitled to vote generally in the election of Trustees.

                                   ARTICLE VI
                         SHARES OF BENEFICIAL INTEREST


     SECTION 6.1 Authorized Shares. The beneficial interest of the Trust shall be divided into shares of beneficial interest (the "Shares"). The Trust has the authority to issue 30,000,000 common shares of beneficial interest, par value $.01 per share ("Common Shares"), and 10,000,000 preferred shares of beneficial interest, par value $.01 per share ("Preferred Shares").


     The Board of Trustees, without the approval of the shareholders of the Trust, may amend the Declaration of Trust from time to time to increase or decrease the aggregate number of Shares or the number of Shares of any class that the Trust has authority to issue.

     SECTION 6.2 Common Shares. Subject to the provisions of Article VIII, each Common Share shall entitle the holder thereof to one vote on each matter upon which the holders of Common Shares are entitled to vote. The Board of Trustees may reclassify any unissued Common Shares from time to time in one or more classes or series of Shares.

     SECTION 6.3 Preferred Shares. The Board of Trustees may classify any unissued Preferred Shares, and reclassify any previously classified but unissued Preferred Shares of any class or series, from time to time, in one or more classes or series of Shares.

     SECTION 6.4 Classified or Reclassified Shares. Prior to issuance of classified or reclassified Shares of any class or series, the Board of Trustees by resolution shall (a) designate that class or series to distinguish it from all other classes and series of Shares; (b) specify the number of Shares to be included in the class or series; (c) set, subject to the provisions of Article VII and subject to the express terms of any class or series of Shares outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Trust to file articles supplementary with the State Department of Assessments and Taxation of Maryland (the "SDAT"). Any of the terms of any class or series of Shares set pursuant to clause (c) of this Section 6.4 may be made dependent upon facts or events ascertainable outside the Declaration of Trust (including the occurrence of any event, including a determination or action by the Trust or any other person or body) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of Shares is clearly and expressly set forth in the articles supplementary filed with the SDAT.

     SECTION 6.5 Authorization by Board of Share Issuance. The Board of Trustees may authorize the issuance from time to time of Shares of any class or series, whether now or hereafter authorized, or securities or rights convertible into Shares of any class or series, whether now or hereafter authorized, for such consideration (whether in cash, property, past or future services, obligations for future payment or otherwise) as the Board of Trustees may deem advisable (or without consideration in the case of a Share split or Share dividend), subject to such restrictions or limitations, if any, as may be set forth in the Declaration of Trust or Bylaws of the Trust.

     SECTION 6.6 Dividends and Distributions. The Board of Trustees may from time to time authorize and declare to shareholders such dividends or distributions, in cash, property or other assets of the Trust or in securities of the Trust or from any other source, as the Board of Trustees in its discretion shall determine. The Board of Trustees shall endeavor to declare and pay such dividends and distributions as shall be necessary for the Trust to qualify as a real estate investment trust under the Code; however, shareholders shall have no right to any dividend or distribution unless or until authorized and declared by the Board. The exercise of the powers and rights of the Board of Trustees pursuant to this Section shall be subject to the provisions of any class or series of Shares at the time outstanding. Notwithstanding any other provision in the Declaration of Trust, no determination shall be made by the Board of Trustees nor shall any transaction be entered into by the Trust which would cause any Shares or other beneficial interest in the Trust not to constitute "transferable shares" or "transferable certificates of beneficial interest" under Section 856(a)(2) of the Code or which would cause any distribution to constitute a preferential dividend as described in Section 562(c) of the Code. The receipt by any Person in whose name any Shares are registered on the records of the Trust or by his duly authorized agent shall be a sufficient discharge for all dividends or distributions payable or deliverable in respect of such Shares and from all liability to see to the application thereof.

     SECTION 6.7 General Nature of Shares. All Shares shall be personal property entitling the shareholders only to those rights provided in this Declaration of Trust. The shareholders shall have no interest in the property of the Trust and shall have no right to compel any partition, division, dividend or distribution of the Trust or of the property of the Trust. The death of a shareholder shall not terminate the Trust. The Trust is entitled to treat as shareholders only those persons in whose names Shares are registered as holders of Shares on the beneficial interest ledger of the Trust.

     SECTION 6.8 Fractional Shares. The Trust may, without the consent or approval of any shareholder, issue fractional Shares, eliminate a fraction of a Share by rounding up or down to a full Share, arrange for the disposition of a fraction of a Share by the person entitled to it, or pay cash for the fair value of a fraction of a Share.

     SECTION 6.9 Declaration and Bylaws. All shareholders are subject to the provisions of the Declaration of Trust and the Bylaws of the Trust.

     SECTION 6.10 Divisions and Combinations of Shares. Subject to an express provision to the contrary in the terms of any class or series of beneficial interest hereafter authorized, the Board of Trustees shall have the power to divide or combine the outstanding shares of any class or series of beneficial interest, without a vote of shareholders.

                                  ARTICLE VII
                RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES

     SECTION 7.1 Definitions. For the purpose of this Article VII, the following terms shall have the following meanings:

     Beneficial Ownership. The term "Beneficial Ownership" shall mean ownership of Shares by a Person, whether the interest in Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms "Beneficial Owner," "Beneficially Owns" and "Beneficially Owned" shall have the correlative meanings.

     Business Day. The term "Business Day" shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

     Charitable Beneficiary. The term "Charitable Beneficiary" shall mean one or more beneficiaries of the Charitable Trust as determined pursuant to Section 7.3.6, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

     Charitable Trust. The term "Charitable Trust" shall mean any trust provided for in Section 7.3.1.

     Charitable Trustee. The term "Charitable Trustee" shall mean the Person unaffiliated with the Trust and a Prohibited Owner, that is appointed by the Trust to serve as trustee of the Charitable Trust.

     Code The term "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     Constructive Ownership. The term "Constructive Ownership" shall mean ownership of Shares by a Person, whether the interest in Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms "Constructive Owner," "Constructively Owns" and "Constructively Owned" shall have the correlative meanings.

     Declaration of Trust. The term "Declaration of Trust" shall mean this Declaration of Trust as filed for record with the SDAT, and any amendments thereto.

     Excepted Holder. The term "Excepted Holder" shall mean a shareholder of the Trust for whom an Excepted Holder Limit is created by this Article VII or by the Board of Trustees pursuant to Section 7.2.7.

     Excepted Holder Limit The term "Excepted Holder Limit" shall mean, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board of Trustees pursuant to Section 7.2.7, and subject to adjustment pursuant to Section 7.2.8, the percentage limit established by the Board of Trustees pursuant to Section 7.2.7 upon the affirmative vote of 75% of the Trustees entitled to vote thereon.

     Initial Date The term "Initial Date" shall mean the date upon which this Declaration of Trust containing this Article VII is filed for record with the SDAT.

     Market Price The term "Market Price" on any date shall mean, with respect to any class or series of outstanding Shares, the Closing Price for such Shares on such date. The "Closing Price" on any date shall mean the last sale price for such Shares, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Shares, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if such Shares are not listed or admitted to trading on the NYSE, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Shares are listed or admitted to trading or, if such Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotation system that may then be in use or, if such Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Shares selected by the Board of Trustees or, in the event that no trading price is available for such Shares, the fair market value of Shares, as determined in good faith by the Board of Trustees.

     NYSE The term "NYSE" shall mean the New York Stock Exchange.

     Ownership Limit. The term "Ownership Limit" shall mean (i) with respect to the Common Shares, 9.8% (in value or number of shares, whichever is more restrictive) of the outstanding Common Shares of the Trust; and (ii) with respect to any class or series of Preferred Shares, 9.8% (in value or number of shares, whichever is more restrictive) of the outstanding shares of such class or series of Preferred Shares of the Trust.

     Person. The term "Person" shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Section 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and a group to which an Excepted Holder Limit applies.

     Prohibited Owner. The term "Prohibited Owner" shall mean, with respect to any purported Transfer, any Person who, but for the provisions of Section 7.2.1, would Beneficially Own or Constructively Own Shares, and if appropriate in the context, shall also mean any Person who would have been the record owner of Shares that the Prohibited Owner would have so owned.

     REIT The term "REIT" shall mean a real estate investment trust within the meaning of Section 856 of the Code.

     Restriction Termination Date The term "Restriction Termination Date" shall mean the first day after the Initial Date on which the Board determines (i) that it is no longer in the best interests of the Trust to attempt to, or continue to qualify as, a REIT or (ii) that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of Shares set forth herein is no longer required in order for the Trust to qualify as a REIT.

     SDAT. The term "SDAT" shall mean the State Department of Assessments and Taxation of Maryland.

     Transfer. The term "Transfer" shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership, or any agreement to take any such actions or cause any such events, of Shares or the right to vote or receive dividends on Shares, including (a) a change in the capital structure of the Trust, (b) a change in the relationship between two or more Persons which causes a change in ownership of Shares by application of
Section 544 of the Code, as modified by Section 856(h) of the Code, (c) the granting or exercise of any option or warrant (or any disposition of any option or warrant), pledge, security interest or similar right to acquire Shares (d) any disposition of any securities or rights convertible into or exchangeable for Shares or any interest in Shares or any exercise of any such conversion or exchange right and (e) Transfers of interests in other entities that result in changes in Beneficial or Constructive Ownership of Shares; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. For purposes of this Article VII, the right of a limited partner in Ramco-Gershenson Properties, L.P., a Delaware limited partnership (the "Partnership"), to require the Partnership to redeem such limited partner's units of Partnership interest
pursuant to Section   (or any successor section thereto) of the Amended and
Restated Agreement of Limited Partnership of Ramco-Gershenson Properties, L.P., as amended, shall not be considered to be an option or similar right to acquire Shares of the Trust. The terms "Transferring" and "Transferred" shall have the correlative meanings.

     SECTION 7.2 Shares.

     SECTION 7.2.1 Ownership Limitations. During the period commencing on the Initial Date and prior to the Restriction Termination Date:

     (a) Basic Restrictions.

          (i) (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Shares in excess of the Ownership Limit and (2) no Excepted Holder shall Beneficially Own or Constructively Own Shares in excess of the Excepted Holder Limit for such Excepted Holder.

          (ii) No Person shall Beneficially or Constructively own Shares to the extent that such Beneficial or Constructive Ownership of Shares would result in the Trust (A) being "closely held" within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or (B) otherwise failing to qualify as a REIT (including, but not limited to, Beneficial or Constructive Ownership that would result in the Trust owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Trust from such tenant would cause the Trust to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

          (iii) No person shall Transfer any Shares if, as a result of the Transfer, the Shares would be beneficially owned by less than 100 Persons (determined without reference to the rules of attribution under Section 544 of the Code). Notwithstanding any other provisions contained herein, any Transfer of Shares (whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system) that, if effective, would result in Shares being beneficially owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.

     (b) Transfer in Trust. If any Transfer of Shares (whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE or any other national securities exchange or automated interdealer quotation system) occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning Shares in violation of Section 7.2.1(a)(i) or (ii);

          (i) then that number of Shares the Beneficial or Constructive Ownership of which otherwise would cause such Person to violate Section 7.2.1(a)(i) or (ii) (rounded to the nearest whole share so that such violation is not in existence) shall be automatically transferred to a Charitable Trust for the benefit of a Charitable Beneficiary, as described in Section 7.3, effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such Shares; or

          (ii) if the transfer to the Charitable Trust described in clause (i) of this sentence would not be effective for any reason to prevent the violation of Section 7.2.1(a)(i) or (ii), then the Transfer of that number of Shares that otherwise would cause any Person to violate Section 7.2.1(a)(i) or (ii) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.

     SECTION 7.2.2 Remedies for Breach. If the Board of Trustees or any duly authorized committee thereof shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section
7.2.1 or that a Person intends to acquire or has attempted to acquire Beneficial or Constructive Ownership of any Shares in violation of Section 7.2.1 (whether or not such violation is intended), the Board of Trustees or a committee thereof shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Trust to redeem Shares, refusing to give effect to such Transfer on the books of the Trust or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfers or attempted Transfers or other events in violation of Section 7.2.1 shall automatically result in the transfer to the Charitable Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Trustees or a committee thereof.

     SECTION 7.2.3 Notice of Restricted Transfer. Any Person who acquires or attempts or intends to acquire Beneficial ownership or Constructive Ownership of Shares that will or may violate Section 7.2.1(a), or any

Person who would have owned Shares that resulted in a transfer to the Charitable Trust pursuant to the provisions of Section 7.2.1(b), shall immediately give written notice to the Trust of such event, or in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Trust such other information as the Trust may request in order to determine the effect, if any, of such Transfer on the Trust's status as a REIT.

     SECTION 7.2.4 Owners Required To Provide Information. From the Initial Date and prior to the Restriction Termination Date:

     (a) every owner of more than five percent (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding Shares, within 30 days after the end of each taxable year, shall give written notice to the Trust stating the name and address of such owner, the number of Shares and other Shares Beneficially Owned and a description of the manner in which such shares are held; provided that a shareholder of record who holds outstanding Shares as nominee for another Person, which other Person is required to include in gross income the dividends received on such Shares (an "Actual Owner"), shall give written notice to the Trust stating the name and address of such Actual Owner and the number of Shares of such Actual Owner with respect to which the shareholder of record is nominee. Each such owner shall provide to the Trust such additional information as the Trust may request in order to determine the effect, if any, of such Beneficial Ownership on the Trust's status as a REIT and to ensure compliance with the Ownership Limit.

     (b) each Person who is a Beneficial or Constructive Owner of Shares and each Person (including the shareholder of record) who is holding Shares for a Beneficial or Constructive Owner shall provide to the Trust such information as the Trust may request, in good faith, in order to determine the Trust's status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

     SECTION 7.2.5 Remedies Not Limited. Nothing contained in this Section 7.2 shall limit the authority of the Board of Trustees to take such other action as it deems necessary or advisable to protect the Trust and the interests of its shareholders in preserving the Trust's status as a REIT.

     SECTION 7.2.6 Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section 7.2, Section 7.3 or any definition contained in Section 7.1, the Board of Trustees shall have the power to determine the application of the provisions of this Section 7.2 or Section 7.3 with respect to any situation based on the facts known to it. In the event
Section 7.2 or 7.3 requires an action by the Board of Trustees and the Declaration of Trust fails to provide specific guidance with respect to such action, the Board of Trustees shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Sections 7.1,
7.2 or 7.3.

     SECTION 7.2.7 Exceptions.

     (a) The Board of Trustees, in its sole discretion and upon the vote of 75% of the members of the Board of Trustees entitled to vote thereon, may grant to any Person who makes a request therefor an exception to the Ownership Limit with respect to the ownership of any series or class of Preferred Shares, subject to the following conditions and limitations: (A) the Board of Trustees shall have determined that (x) assuming such Person would Beneficially or Constructively Own the maximum amount of Shares permitted as a result of the exception to be granted and (y) assuming that all other Persons who would be treated as "individuals" for purposes of Section 542(a)(2) of the Code (determined taking into account Section 856(h)(3)(A) of the Code) would Beneficially or Constructively Own the maximum amount of Common Shares and Preferred Shares permitted under this Article VII (taking into account any exception, waiver or exemption granted under this Section 7.2.7 to (or with respect to) such Persons), the Trust would not be "closely held" within the meaning of Section 856(h) of the Code (assuming that the ownership of Shares is determined during the second half of a taxable year) and would not otherwise fail to qualify as a REIT; and (B) such Person provides to the Board of Trustees such representations and undertakings, if any, as the Board of Trustees may, in its reasonable discretion, determine to be necessary in order for the Board of Trustees to make the determination that the conditions set forth in clause (A) above of this
Section 7.2.7(a) have been and/or will continue to be satisfied (including, without limitation, an agreement as to a reduced Ownership Limit or Excepted Holder Limit for such Person with respect to the Beneficial or Constructive Ownership of one or more other classes of Shares not subject to the exception), and such Person agrees that any violation of such representations and undertakings or any attempted violation thereof will result in the application of the remedies set forth in Section 7.2 with respect to Shares held in excess of the Ownership Limit or the Excepted Holder Limit (as may be applicable) with respect to such Person (determined without regard to the exception granted such Person under this subparagraph (a)). If a member of the Board of Trustees requests that the Board of Trustees grant an exception pursuant to this subparagraph (a) with respect to such member or with respect to any other Person if such Board member would be considered to be the Beneficial or Constructive Owner of Shares owned by such Person, such member of the Board shall not participate in the decision of the Board of Trustees as to whether to grant any such exception.

     (b) In addition to exceptions permitted under subparagraph (a) above, the Board of Trustees, in its sole discretion and upon the vote of 75% of the members of the Board of Trustees entitled to vote thereon, may except a Person from the Ownership Limit and any Excepted Holder Limit if: (i) such Person submits to the Board of Trustees information satisfactory to the Board of Trustees, in its reasonable discretion, demonstrating that such Person is not an individual for purposes of Section 542(a)(2) of the Code (determined taking into account Section 856(h)(3)(A) of the Code); (ii) such Person submits to the Board of Trustees information satisfactory to the Board of Trustees, in its reasonable discretion, demonstrating that no Person who is an individual for purposes of
Section 542(a)(2) of the Code (determined taking into account Section 856(h)(3)(A) of the Code) would be considered to Beneficially Own Shares in excess of the Ownership Limit by reason of the Excepted Holder's ownership of Shares in excess of the Ownership Limit pursuant to the exception granted under this subparagraph (b); (iii) such Person submits to the Board of Trustees information satisfactory to the Board of Trustees, in its reasonable discretion, demonstrating that clause (2) of subparagraph (a)(ii) of Section 7.2.1 will not be violated by reason of the Excepted Holder's ownership of Shares in excess of the Ownership Limit pursuant to the exception granted under this subparagraph
(b); and (iv) such Person provides to the Board of Trustees such representations and undertakings, if any, as the Board of Trustees may, in its reasonable discretion, require to ensure that the conditions in clauses (i), (ii) and (iii) hereof are satisfied and will continue to be satisfied throughout the period during which such Person owns Shares in excess of the Ownership Limit pursuant to any exception thereto granted under this subparagraph (b), and such Person agrees that any violation of such representations and undertakings or any attempted violation thereof will result in the application of the remedies set forth in Section 7.2 with respect to Shares held in excess of the Ownership Limit with respect to such Person (determined without regard to the exception granted such Person under this subparagraph (b)).

     (c) Prior to granting any exception pursuant to Section 7.2.7(a) or (b), the Board of Trustees may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Trustees in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Trust's status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board of Trustees may impose such conditions or restrictions as it deems appropriate in connection with granting such exception as may be necessary or desirable so that such exception does not adversely affect the Trust's ability to qualify, or to continue to qualify, as a REIT.

     (d) Subject to Section 7.2.1(a)(ii), an underwriter or placement agent which participates in a public offering or a private placement of Shares (or securities convertible into or exchangeable for Shares) may Beneficially Own or Constructively Own Shares (or securities convertible into or exchangeable for Shares) in excess of the Ownership Limit, but only to the extent necessary to facilitate such public offering or private placement.

     (e) The Board of Trustees may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time, or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Ownership Limit.

     SECTION 7.2.8 Increase in Ownership Limit. The Board of Trustees may from time to time increase the Ownership Limit other than as to persons which are Exempted Holders, subject to the limitations provided in this Section 7.2.8.

     (a) The Ownership Limit may not be increased if, after giving effect to such increase, five Persons who are considered individuals pursuant to Section 542 of the Code, as modified by Section 856(h)(3) of the Code

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

(taking into account all of the Excepted Holders), could Beneficially Own, in the aggregate, more than 49.5% of the value of the outstanding Shares.

     (b) Prior to the modification of the Ownership Limit pursuant to this
Section 7.2.8, the Board of Trustees may require such opinions of counsel, affidavits, undertakings or agreements as it may deem necessary or advisable in order to determine or ensure the Trust's status as a REIT if the modification in the Ownership Limit were to be made.

     SECTION 7.2.9 Legend. Each certificate for Shares shall bear the following legend:

     The shares represented by this certificate are subject to restrictions on Beneficial and Constructive Ownership and Transfer for the purpose of the Trust's maintenance of its status as a real estate investment trust (a "REIT") under the Internal Revenue Code of 1986, as amended (the "Code"). Subject to certain further restrictions and except as expressly provided in the Trust's Declaration of Trust, (i) no Person may Beneficially or Constructively Own Common Shares of the Trust in excess of 9.8 percent (in value or number of shares) of the outstanding Common Shares of the Trust unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially or Constructively Own any class or series of Preferred Shares of the Trust in excess of 9.8 percent (in value or number of shares) of the outstanding Shares of such class or series of Preferred Shares of the Trust, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (iii) no Person may Beneficially or Constructively Own Shares that would result in the Trust being "closely held" under Section 856(h) of the Code or otherwise cause the Trust to fail to qualify as a REIT; and (iv) no Person may Transfer Shares if such Transfer would result in Shares of the Trust being owned by fewer than 100 Persons. Any Person who Beneficially or Constructively Owns or attempts to Beneficially or Constructively Own Shares which cause or will cause a Person to Beneficially or Constructively Own Shares in excess or in violation of the above limitations must immediately notify the Trust. If any of the restrictions on transfer or ownership are violated, the Shares represented hereby will be automatically transferred to a Charitable Trustee of a Charitable Trust for the benefit of one or more Charitable Beneficiaries. In addition, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio. All capitalized terms in this legend have the meanings defined in the Trust's Declaration of Trust, as the same may be amended from time to time, a copy of which, including the amended from restrictions on transfer and ownership, will be furnished to each holder of Shares of the Trust on request and without charge.

     SECTION 7.3 Transfer of Shares in Trust.

     SECTION 7.3.1 Ownership in Trust. Upon any purported Transfer or other event described in Section 7.2.1(b) that would result in a transfer of Shares to a Charitable Trust, such Shares shall be deemed to have been transferred to the Charitable Trustee as trustee of a Charitable Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Charitable Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Charitable Trust pursuant to Section 7.2.1(b). The Charitable Trustee shall be appointed by the Trust and shall be a Person unaffiliated with the Trust and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Trust as provided in Section 7.3.6.

     SECTION 7.3.2 Status of Shares Held by the Charitable Trustee. Shares held by the Charitable Trustee shall be issued and outstanding Shares of the Company. The Prohibited Owner shall have no rights in the shares held by the Charitable Trustee. The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Charitable Trustee, shall have no rights to dividends and shall not possess any rights to vote or other rights attributable to the shares held in the Charitable Trust.

     SECTION 7.3.3 Dividend and Voting Rights. The Charitable Trustee shall have all voting rights and rights to dividends or other distributions with respect to Shares held in the Charitable Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other distribution paid prior to the discovery by the Trust that Shares have been transferred to the Charitable Trustee shall be paid with respect to such Shares to the Charitable Trustee upon demand and any dividend or other distribution authorized but unpaid shall be paid when due to the Charitable Trustee. Any dividends or distributions so paid over to the Charitable Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to shares held in the Charitable Trust and, subject to Maryland law, effective as of the date that Shares have been transferred to the Charitable Trustee, the Charitable Trustee shall have the authority (at the Charitable Trustee's sole discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Trust that Shares have been transferred to the Charitable Trustee and (ii) to recast such vote in accordance with the desires of the Charitable Trustee acting for the benefit of the Charitable Beneficiary. Notwithstanding the provisions of this Article VII, until the Trust has received notification that Shares have been transferred into a Charitable Trust, the Trust shall be entitled to rely on its share transfer and other shareholder records for purposes of preparing lists of shareholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of shareholders.

     SECTION 7.3.4 Rights Upon Liquidation. Upon any voluntary or involuntary liquidation, dissolution or winding up of or any distribution of the assets of the Trust, the Charitable Trustee shall be entitled to receive, ratably with each other holder of Shares of the class or series of Shares that is held in the Charitable Trust, that portion of the assets of the Trust available for distribution to holders of such class or series (determined based upon the ratio that the number of Shares or such class or series of Shares held by Charitable Trustee bears to the total number of Shares of such class or series of Shares then outstanding). The Charitable Trustee shall distribute any such assets received in respect of the Shares held in the Charitable Trust in any liquidation, dissolution or winding up of, or distribution of the assets of the Trust, in accordance with Section 7.3.5.

     SECTION 7.3.5 Sale of Shares by the Charitable Trustee. Within 20 days of receiving notice from the Trust that Shares have been transferred to the Charitable Trust, the Charitable Trustee of the Charitable Trust shall sell the shares held in the Charitable Trust to a person, designated by the Charitable Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Section 7.2.1(a). Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 7.3.5. The Prohibited Owner shall receive the lesser of (1) the price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Charitable Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Charitable Trust and (2) the price per share received by the Charitable Trustee from the sale or other disposition of the shares held in the Charitable Trust. Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Trust that Shares have been transferred to the Charitable Trustee, such shares are sold by a Prohibited Owner, then (i) such shares shall be deemed to have been sold on behalf of the Charitable Trust and
(ii) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 7.3.5, such excess shall be paid to the Charitable Trustee upon demand.

     SECTION 7.3.6 Purchase Right in Shares Transferred to the Charitable Trustee. Shares transferred to the Charitable Trustee shall be deemed to have been offered for sale to the Trust, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in such transfer to the Charitable Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price on the date the Trust, or its designee, accepts such offer. The Trust shall have the right to accept such offer until the Charitable Trustee has sold the shares held in the Charitable Trust pursuant to Section 7.3.5. Upon such a sale to the Trust, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale of the Prohibited Owner.

     SECTION 7.3.7 Designation of Charitable Beneficiaries. By written notice to the Charitable Trustee, the Trust shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Charitable Trust such that (i) shares held in the Charitable Trust would not violate the restrictions set forth in Section 7.2.1(a) in the hands of such Charitable Beneficiary and (ii) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

     SECTION 7.4 NYSE Transactions. Nothing in this Article VII shall preclude the settlement of any transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction is permitted shall not negate the effect of any other provision of this Article VII and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VII.

     SECTION 7.5 Enforcement. The Trust is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this
Article VII.

     SECTION 7.6 Non-Waiver. No delay or failure on the part of the Trust or the Board of Trustees in exercising any right hereunder shall operate as a waiver of any right of the Trust or the Board of Trustees, as the case may be, except to the extent specifically waived in writing.

                                  ARTICLE VIII
                                  SHAREHOLDERS

     SECTION 8.1 Meetings. There shall be an annual meeting of the shareholders, to be held on proper notice at such time (after delivery of the Trust's annual report) and convenient location as shall be determined by or in the manner prescribed in the Bylaws, for the election of Trustees, if required, and for the transaction of any other business within the powers of the Trust. Except as otherwise provided in this Declaration of Trust, special meetings of shareholders may be called in the manner provided in the Bylaws. If there are no Trustees, the officers of the Trust shall promptly call a special meeting of the shareholders entitled to vote for the election of successor Trustees. Any meeting may be adjourned and reconvened as the Trustees determine or as provided in the Bylaws.

     SECTION 8.2 Voting Rights. Subject to the provisions of any class or series of Shares then outstanding, the shareholders shall be entitled to vote only on the following matters: (a) election of Trustees as provided in Section 5.2 and the removal of Trustees as provided in Section 5.3; (b) amendment of this Declaration of Trust as provided in Article X and amendment of the Bylaws, to the extent that the Bylaws provide that certain provisions thereof may not be amended without the consent of the shareholders; (c) termination of the Trust as provided in Section 10.3; (d) merger or consolidation of the Trust or the sale or other disposition of substantially all of the property of the Trust, as provided in Article XI; (e) such other matters with respect to which the Board of Trustees has adopted a resolution declaring that a proposed action is advisable and directing that the matter be submitted to the shareholders for approval or ratification; and (f) such other matters as may be properly brought before a meeting by a shareholder pursuant to the Bylaws. Except with respect to the foregoing matters, no action taken by the shareholders will in any way bind the Board of Trustees.

     SECTION 8.3 Preemptive and Appraisal Rights. Except as may be provided by the Board of Trustees in setting the terms of classified or reclassified Shares pursuant to Section 6.4 or by way of contract in connection therewith, no holder of Shares shall, as such holder, (a) have any preemptive right to purchase or subscribe for any additional Shares of the Trust or any other security of the Trust which it may issue or sell or (b), except as expressly required by Title 8, have any right to require the Trust to pay him the fair value of his Shares in an appraisal or similar proceeding.

     SECTION 8.4 Extraordinary Actions. Except as otherwise specifically provided in this Declaration of Trust (including without limitation, in those provisions relating to election and removal of Trustees and as provided in
Article XI), notwithstanding any provision of law permitting or requiring any action to be taken or authorized by the affirmative vote of the holders of a greater number of votes, any action shall be effective and valid if taken or authorized by the affirmative vote of not less than a majority of all the votes entitled to be cast on the matter, including without limitation any transaction, approval of which requires by law the affirmative vote of shareholders and pursuant to which the Trust's business and assets will be combined with those of one or more other entities (whether by merger, sale or other transfer of assets, consolidation or share exchange) (a "Business Combination").

                                   ARTICLE IX
                   LIABILITY LIMITATION, INDEMNIFICATION AND
                          TRANSACTIONS WITH THE TRUST

     SECTION 9.1 Limitation of Shareholder Liability. No shareholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Trust by reason of his being a shareholder, nor shall any shareholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any person or entity in connection with the property or the affairs of the Trust by reason of his being a shareholder.

     SECTION 9.2 Limitation of Trustee and Officer Liability. To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of trustees and officers of a real estate investment trust, no Trustee or officer of the Trust shall be liable to the Trust or to any shareholder for money damages. Neither the amendment nor repeal of this Section 9.2, nor the adoption or amendment of any other provision of this Declaration of Trust inconsistent with this Section 9.2, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption. In the absence of any Maryland statute limiting the liability of trustees and officers of a Maryland real estate investment trust for money damages in a suit by or on behalf of the Trust or by any shareholder, no Trustee or officer of the Trust shall be liable to the Trust or to any shareholder for money damages except to the extent that (a) the Trustee or officer actually received an improper benefit or profit in money, property, or services, for the amount of the benefit or profit in money, property, or services actually received, or (b) a judgment or other final adjudication adverse to the Trustee or officer is entered in a proceeding based on a finding in the proceeding that the Trustee's or officer's action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

     SECTION 9.3 Indemnification. The Trust shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former shareholder, Trustee or officer of the Trust or (b) any individual who, while a Trustee of the Trust and at the request of the Trust, serves or has served as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or any other enterprise, from and against any claim or liability to which such person may become subject or which such person may incur by reason of his status as a present or former shareholder, trustee or officer of the Trust. The Trust shall have the power, with the approval of its Board of Trustees, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Trust in any of the capacities described in (a) or (b) above and to any employee or agent of the Trust or a predecessor of the Trust.

     SECTION 9.4 Transactions Between the Trust and its Trustees, Officers, Employees and Agents. Subject to any express restrictions in this Declaration of Trust or adopted by the Trustees in the Bylaws or by resolution, the Trust may enter into any contract or transaction of any kind with any person, including any Trustee, officer, employee or agent of the Trust or any person affiliated with a Trustee, officer, employee or agent of the Trust, whether or not any of them has a financial interest in such transaction.

     SECTION 9.5 Express Exculpatory Clauses in Instruments. The Board of Trustees shall cause to be inserted in every written agreement, undertaking or obligation made or issued on behalf of the Trust, an appropriate provision to the effect that neither the shareholders nor the Trustees, officers, employees or agents of the Trust shall be liable under any written instrument creating an obligation of the Trust, and all Persons shall look solely to the property of the Trust for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any shareholder, Trustee, officer, employee or agent liable thereunder to any third party nor shall the Trustees or any officer, employee or agent of the Trust be liable to anyone for such omission.

                                   ARTICLE X
                                   AMENDMENTS

     SECTION 10.1 General. The Trust reserves the right from time to time to make any amendment to the Declaration of Trust, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in this Declaration of Trust, of any Shares. All rights and powers conferred by this Declaration of Trust on shareholders, Trustees and officers are granted subject to this reservation. An amendment to the Declaration of Trust (a) shall be signed and acknowledged by at least a majority of the Trustees, or an officer duly authorized by at least a majority of the Trustees,
(b) shall be filed for record as provided in Section 13.5 and (c) shall become effective as of the later of the time the SDAT accepts the amendment for record or the time established in the amendment, not to exceed 30 days after the amendment is accepted for record. All references to the Declaration of Trust shall include all amendments thereto.

     SECTION 10.2 By Trustees. In addition to the rights of the Trustees to amend the Declaration of Trust as provided in Section 6.1, the Trustees may amend the Declaration of Trust from time to time, in the manner provided by Title 8, without any action by the shareholders, to qualify as a real estate investment trust under the Code or under Title 8.

     SECTION 10.3 By Shareholders. Except as provided in Section 6.1 and 10.2 of this Declaration of Trust, any amendment to the Declaration of Trust, other than an amendment to Article XI or Section 12.2 of this Declaration of Trust, shall be valid only if approved by the affirmative vote of not less than a majority of all the votes entitled to be cast on the matter. Any amendment to Article XI or to Section 12.2 of this Declaration of Trust shall be valid only if approved by the affirmative vote of not less than sixty-six and two-thirds percent (66 2/3%) of all the votes entitled to be cast on such matter.

                                   ARTICLE XI
                MERGER, CONSOLIDATION OR SALE OF TRUST PROPERTY

     Subject to the provisions of any class or series of Shares at the time outstanding, the Trust may (a) merge the Trust into another entity, (b) consolidate the Trust with one or more other entities into a new entity or (c) sell, lease, exchange or otherwise transfer all or substantially all of the property of the Trust. Any such action must be approved by the Board of Trustees and, after notice to all shareholders entitled to vote on the matter, by the affirmative vote of not less than sixty-six and two thirds percent (66 2/3%) of all the votes entitled to be cast on the matter.

                                  ARTICLE XII
                       DURATION AND TERMINATION OF TRUST

     SECTION 12.1 Duration of Trust. The Trust shall continue perpetually unless terminated pursuant to Section 12.2 or pursuant to any applicable provision of Title 8.

     SECTION 12.2 Termination.

     (a) Subject to the provisions of any class or series of Shares at the time outstanding, the Trust may be terminated at any meeting of shareholders, by the affirmative vote of not less than sixty-six and two thirds percent (66 2/3%) of all the votes entitled to be cast on the matter. Upon the termination of the
Trust:

          (i) The Trust shall carry on no business except for the purpose of winding up its affairs;

          (ii) The Trustees shall proceed to wind up the affairs of the Trust and all of the powers of the Trustees under this Declaration of Trust shall continue, including the powers to fulfill or discharge the Trusts contracts, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining property of the Trust to one or more persons or entities at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities and do all other acts appropriate to liquidate its business; and

          (iii) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and agreements as they deem necessary for their protection, the Trust may distribute the remaining property of the Trust, among the shareholders so that after payment in full or the setting apart for payment of such preferential amounts, if any, to which the holders of any Shares at the time outstanding shall be entitled, the remaining property of the Trust shall, subject to any participating or similar rights of Shares at the time outstanding, be distributed ratably among the holders of Common Shares at the time outstanding.

     (b) After termination of the Trust, the liquidation of its business, and the distribution to the shareholders as herein provided, a majority of the Trustees shall execute and file with the Trust's records a document certifying that the Trust has been duly terminated, and the Trustees shall be discharged from all liabilities and duties hereunder, and the rights and interests of all shareholders shall cease.

                                  ARTICLE XIII
                                 MISCELLANEOUS

     SECTION 13.1 Governing Law. This Declaration of Trust is executed by the undersigned Trustees and delivered in the State of Maryland with reference to the laws thereof, and the rights of all parties and the validity, construction and effect of every provision hereof shall be subject to and construed according to the laws of the State of Maryland without regard to conflicts of laws provisions thereof.

     SECTION 13.2 Reliance by Third Parties. Any certificate shall be final and conclusive as to any persons dealing with the Trust if executed by the President, Secretary or an Assistant Secretary of the Trust or a Trustee, and if certifying to: (a) the number or identity of Trustees, officers of the Trust or shareholders; (b) the due authorization of the execution of any document; (c) the action or vote taken, and the existence of a quorum, at a meeting of the Board of Trustees or shareholders; (d) a copy of this Declaration of Trust or of the Bylaws as a true and complete copy as then in force; (e) an amendment to this Declaration of Trust; (f) the termination of the Trust; or (g) the existence of any fact or facts which relate to the affairs of the Trust. No purchaser, lender, transfer agent or other person shall be bound to make any inquiry concerning the validity of any transaction purporting to be made on behalf of the Trust by the Trustees or by any officer, employee or agent of the Trust.

     SECTION 13.3 Severability.

     (a) The provisions of this Declaration of Trust are severable, and if the Board of Trustees shall determine, with the advice of counsel, that any one or more of such provisions (the "Conflicting Provisions") are in conflict with the Code, Title 8 or other applicable federal or state laws, the Conflicting Provisions, to the extent of the conflict, shall be deemed never to have constituted a part of this Declaration of Trust, even without any amendment of this Declaration of Trust pursuant to Article X and without affecting or impairing any of the remaining provisions of this Declaration of Trust or rendering invalid or improper any action taken or omitted prior to such determination. No Trustee shall be liable for making or failing to make such a determination. In the event of any determination by the Board of Trustees, the Board of Trustees shall amend the Declaration of Trust in the manner provided in
Article X, Section 10.2.

     (b) If any provision of this Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such holding shall apply only to the extent of any such invalidity or unenforceability and shall not in any manner affect, impair or render invalid or unenforceable such provision in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.

     SECTION 13.4 Construction. In this Declaration of Trust, unless the context otherwise requires, words used in the singular or plural include both the plural and singular and words denoting any gender include all genders. The title and headings of different parts are inserted for convenience and shall not affect the meaning, construction or effect of this Declaration of Trust. In defining or interpreting the powers and duties of the Trust and its Trustees and officers, reference may be made by the Trustees or officers, to the extent appropriate and not inconsistent with the Code or Title 8, to Titles 1 through 3 of the Corporations and Associations Article of the Annotated Code of Maryland. In furtherance and not in limitation of the foregoing, in accordance with the provisions of Title 3, Subtitles 6 and 7, of the Corporations and Associations Article of the Annotated Code of Maryland, the Trust shall be included within the definition of "corporation" for purposes of such provisions.

     SECTION 13.5 Recordation. This Declaration of Trust and any amendment hereto shall be filed for record with the SDAT and may also be filed or recorded in such other places as the Trustees deem appropriate, but failure to file for record this Declaration of Trust or any amendment hereto in any office other than in the State of Maryland shall not affect or impair the validity or effectiveness of this Declaration of Trust or any amendment hereto. A restated Declaration of Trust shall, upon filing, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Declaration of Trust and the various amendments thereto.

     THIRD: These Articles of Amendment and Restatement of Declaration of Trust were duly adopted by the Board of Trustees of the Trust by unanimous written consent, and were duly approved by the sole shareholder of the Trust by written consent, pursuant to and in accordance with the Declaration of Trust and Bylaws of the Trust and applicable law.

     FOURTH: The name and address of the Trust's current resident agent is set forth in Paragraph SECOND of these Articles of Amendment and Restatement of Declaration of Trust in Article IV.

     FIFTH: Immediately prior to the amendments contained in these Articles of Amendment and Restatement of Declaration of Trust, the number of trustees of the Trust was two (2) and the names of those trustees were Dennis Gershenson and Richard Gershenson. Immediately following the amendments contained in these Articles of Amendment and Restatement of Declaration of Trust, the number of trustees of the Trust will be nine (9) and the names of those trustees are set forth in Paragraph SECOND of these Articles of Amendment and Restatement of Declaration of Trust in Section 5.2 of Article V. Trustee Richard Gershenson has resigned as a trustee of the Trust effective as of the date of filing with, and acceptance by, the Department of these Articles of Amendment and Restatement of Declaration of Trust.

     SIXTH: Immediately prior to the amendments contained in these Articles of Amendment and Restatement of Declaration of Trust, the Trust had authority to issue 100,000 common shares of beneficial interest, par value $0.01 per share, and the aggregate par value of all such authorized common shares of beneficial interest of the Trust having par value was $1,000. Immediately following the amendments contained in these Articles of Amendment and Restatement of Declaration of Trust, the Trust will have authority to issue 40,000,000 shares of beneficial interest, consisting of 30,000,000 common shares of beneficial interest, par value $0.01 per share ("Common Shares"), and 10,000,000 preferred shares of beneficial interest, par value $.01 per share ("Preferred Shares"), and the aggregate par value of all such authorized shares of beneficial interest of the Trust having par value will be $400,000.00.

     SEVENTH: A description of each class of shares of beneficial interest of the Trust, including the preferences, conversion and other rights, voting powers and restrictions, limitations as to dividends, qualifications and terms and conditions of redemption to the extent said are set forth in paragraph SECOND of these Articles of Amendment and Restatement of Declaration of Trust in Article VI entitled "Shares of Beneficial Interest."

     IN WITNESS WHEREOF, RGPT Trust, a Maryland real estate investment trust, has caused these Articles of Amendment and Restatement of Declaration of Trust to be signed in its name and on its behalf by its President on this 2nd day of October, 1997, and each of the undersigned officers acknowledges that these Articles of Amendment and Restatement of Declaration of Trust are the trustees' act of said Trust and as to all matters or facts required to be verified under oath, each of the undersigned officers acknowledges, under penalties of perjury, to the best of his knowledge, information and belief such matters and facts are true in all material respects.


ATTEST:                                               RGPT TRUST,
                                                      a Maryland real estate investment trust                (SEAL)
  /s/ Richard Gershenson                              By /s/ Dennis Gershenson
  ----------------------------------------            -----------------------------------------
  Name: Richard Gershenson                            Name: Dennis Gershenson
  Title: Secretary                                    Title: President

                                   RGPT TRUST

                             ARTICLES SUPPLEMENTARY

                   CLASSIFYING 1,400,000 PREFERRED SHARES OF
                             BENEFICIAL INTEREST AS
                         SERIES A CONVERTIBLE PREFERRED
                             OF BENEFICIAL INTEREST

     RGPT TRUST, a Maryland real estate investment trust ("Trust") formed under Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland ("Title 8"), hereby certifies to the Maryland State Department of Assessments and Taxation ("Department") that:

     FIRST: Pursuant to the authority expressly conferred upon the Board of Trustees by Article VI of its Declaration of Trust (the "Declaration of Trust") in accordance with Section 8-203 of Title 8, the Board of Trustees by unanimous written consent in lieu of meeting as permitted by the Bylaws of the Trust duly adopted resolutions classifying 1,400,000 authorized but unissued Preferred Shares of the Trust, par value $.01 per share, as a separate series of Preferred Shares to be known as "Series A Convertible Preferred Shares," setting the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of the Series A Convertible Preferred Shares, as set forth in Article Second of these Articles Supplementary, and authorizing the issuance of up to 1,400,000 Series A Convertible Preferred Shares.

     SECOND: The Series of Preferred Shares of the Trust created by the resolutions duly adopted by the Board of Trustees of the Trust and referred to in Article FIRST of these Articles Supplementary shall have the following designation, number of shares, preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption:

     SECTION 1. Designation, Amount and Price.

     A series of Preferred Shares designated as "Series A Convertible Preferred Shares" (the "Series A Convertible Preferred Shares") is hereby established. The number of Series A Convertible Preferred Shares shall be 1,400,000.

     SECTION 2. Maturity Date.

     The date on which all Series A Convertible Preferred Shares will be converted into common shares of beneficial interest of the Trust, par value $.01 per share ("Common Shares"), by the Trust as provided in Section 6 of these Articles Supplementary shall be the fifth anniversary of the date on which shares of Series A Convertible Preferred Shares are first issued to the holders thereof (the "Stated Maturity Date"), subject to earlier conversion as set forth in Section 6 and subject to Section 8 of these Articles Supplementary establishing a date on which all Series A Convertible Preferred Shares will be redeemed in cash by the Trust (the "Accelerated Maturity Date").

     SECTION 3. Dividends and Distributions.

     (a) From and after the date of issuance, holders of Series A Convertible Preferred Shares will be entitled to receive, when, as and if declared by the Board of Trustees out of funds legally available for the payment of dividends, cumulative quarterly cash dividends (rounded to the nearest whole cent, and if no nearest whole cent, then rounded up to the nearest whole cent) equal to the greater of (i) 2.40% of $25.00 per share (such $25.00, the "Stated Value"), and
(ii) the Common Shares Dividend Amount payable in arrears on the third Tuesday of January, April, July and October of each year, commencing on the first such day after the issuance of a Series A Convertible Preferred Share (each a "Dividend Payment Date"). The "Common Shares Dividend Amount" applicable as of any Dividend Payment Date shall mean the amount which is the product of (i) the dollar amount of the dividend paid per Common Share on the dividend payment date with respect to the Common Shares which occurs on such Dividend Payment Date or is the dividend payment date with respect to the Common Shares next preceding such Dividend Payment Date and (ii) the number of Common Shares into which each Series A Convertible Preferred Share is entitled to be converted, at the Conversion Price then in effect and otherwise as set forth in these Articles Supplementary, as of the record date established for such

Dividend Payment Date (determined, for purposes of this computation, to the fifth decimal place). Such dividends will accrue daily on the basis of a 365/366 day year and actual days elapsed, and will, to the extent not paid in full on a Dividend Payment Date, compound quarterly at a rate of 2.40% per quarter (commencing on the last day of the month next preceding a Dividend Payment
Date), whether or not the Trust has earnings or surplus. The dividend under
Section 3(a) or 3(b), or both, of these Articles Supplementary payable to a holder of a Series A Convertible Preferred Share on the first Dividend Payment Date after the share is issued will be the accrued dividend calculated from the day the share is issued to such Dividend Payment Date. If any Dividend Payment Date is not a Business Day, the dividend due on that Dividend Payment Date will be paid on the Business Day immediately succeeding that Dividend Payment Date. No payment of quarterly dividends with respect to the Common Shares shall be made on a date other than Dividend Payment Date or a date not more than five Business Days prior to a Dividend Payment Date. As used with regard to the Series A Convertible Preferred Shares, the term "Business Day" means a day on which both state and federally chartered banks in New York, New York are required to be open for general banking business, and all accrued and compounded dividends together with all accrued but not yet due dividends (whether or not authorized) are referred to as "Accrued Dividends".

     (b) From and after the date of issuance, holders of Series A Convertible Preferred Shares will be entitled to receive, when, as and if declared by the Board of Trustees out of funds legally available for the payment of dividends, in addition to dividends as set forth in Section 3(a), cumulative quarterly cash dividends (rounded to the nearest whole cent, and if no nearest whole cent, then rounded up to the nearest whole cent) equal to 0.74171% of Stated Value, payable in arrears on any Dividend Payment Date other than a Dividend Payment Date on which payment is not required to be made as provided in this Section 3(b). Such dividends will accrue daily on the basis of a 365/366 day year and actual days elapsed, and will, to the extent not paid in full on a Dividend Payment Date, compound quarterly at a rate of 3.14171% per quarter (commencing on the last day of the month next preceding a Dividend Payment Date), whether or not the Trust has earnings or surplus.

     Notwithstanding the foregoing, dividends which holders of Series A Convertible Preferred Shares are entitled to receive as set forth in this
Section 3(b) will not be payable as to Series A Convertible Preferred Shares except as set forth below, but will accrue and compound as set forth above, and shall be included in Accrued Dividends, on each Dividend Payment Date.

          (1) On and after the occurrence of a Rate Event, holders of Series A Convertible Preferred Shares will be entitled to receive quarterly cash dividends as set forth in this Section 3(b) on each Dividend Payment Date, except to the extent of such dividends as shall have previously been included in Accrued Dividends prior to the occurrence of a Rate Event (such portion of Accrued Dividends the "Section 3(b) Suspended Dividends").

          (2) On and after the occurrence of a Rate Event, Section 3(b) Suspended Dividends will be payable as to each Series A Convertible Preferred Share on the earlier of (i) the Accelerated Maturity Date, and (ii) the Stated Maturity Date, in cash, or may, in the event of conversion at the Stated Maturity Date, at the election of the Trust, be added to Accrued Dividends to determine the aggregate amount of Stated Value and the per share amount of Accrued Dividends for purposes of conversion. Upon conversion after the occurrence of a Rate Event and prior to the Stated Maturity Date, Section 3(b) Suspended Dividends will be added to Accrued Dividends to determine for each outstanding Series A Convertible Preferred Share the aggregate of Stated Value and the per share amount of Accrued Dividends for purposes of conversion; provided, however, that at the election of the Company, upon conversion after the occurrence of a Rate Event and prior to the Stated Maturity Date, the amount of Section 3(b) Suspended Dividends included in Accrued Dividends may be paid in cash at the effective time of conversion in lieu of being included in Accrued Dividends for purposes of conversion.

          (3) On and after the occurrence of a Rate Event, Section 3(b) Suspended Dividends will be payable (and for purposes of interpretation, will not be included in Accrued Dividends at the time of application or payment of Accrued Dividends prior to the occurrence of a Rate Event) (i) as to each Series A Convertible Preferred Share (determined at the time of printing of the initial preliminary or "red herring" prospectus in connection with the Qualified Underwritten Offering, but as at a time immediately before conversion), on the Mandatory Conversion Date (as defined in Section 6(b) below) which occurs by reason of the Qualified Underwritten Offering, but only to the extent of the amount of the Per Share IRR Lookback Amount (defined below), and shall be paid in cash or may, upon conversion at the election of the Trust, be added to Accrued Dividends to determine the aggregate amount of Stated Value and the per share amount of Accrued Dividends for purposes of conversion, and (ii) as to each Series A Convertible Preferred Share at the time of payment of any liquidation preference. As used herein, the "Per Share IRR Lookback Amount" shall be the IRR Lookback Amount (as defined below) divided by the number of Series A Convertible Preferred Shares outstanding on the date of such determination. As used herein, the "IRR Lookback Amount" shall mean, as of the date of such determination, an amount payable to all holders of Series A Convertible Preferred Shares which is sufficient for the holders, considered in the aggregate, to receive an IRR (as defined below) equal to 3.55581% per calendar quarter, compounded quarterly, over the period from September 30, 1997 to said Mandatory Conversion Date. As used herein, "IRR" shall mean, as of said Mandatory Conversion Date, a rate equal to a compounded quarterly rate which results in (a) the sum of all (1) dividends paid on Series A Convertible Preferred Shares outstanding on the date of such determination, (2) distributions paid on such number of Preferred Units (defined below) which is equal to the number of Series A Convertible Preferred Shares outstanding on the date of such determination), and (3) Assumed Common Shares Sales Proceeds (defined below), discounted on a quarterly basis at such rate from the Mandatory Conversion Date back to the day on which such amounts were paid, or, in the case of Assumed Common Shares Sales Proceeds, assumed received as at the Mandatory Conversion Date, minus (b) the sum of all amounts paid as "Purchase Price" under that certain Preferred Units and Stock Purchase Agreement dated as of September 30, 1997, among Ramco-Gershenson Properties, L.P., Ramco-Gershenson Properties Trust, Special Situations RG REIT, Inc., and the Advancing Party named therein (as the same may be amended or supplemented, the "Purchase Agreement"), discounted on a quarterly basis at such rate from said Mandatory Conversion Date to the date or dates on which such amounts of Purchase Price were paid, being equal to zero. As used herein, "Assumed Common Shares Sales Proceeds" means the sale, at the Current Market Price (as defined in Section 6(e) (vii)), determined on the date of printing of the initial preliminary or "red herring" prospectus in connection with the Qualified Underwritten Offering, of that number of Common Shares into which all outstanding Series A Convertible Preferred Shares are, as provided herein, convertible if converted on such date of determination. As used herein, "Preferred Units" shall mean the Preferred Units of the Operating Partnerships, as each of such terms is defined in the Purchase Agreement.

     As used with regard to the Series A Convertible Preferred Shares, the term "Rate Event" means each of the following events: (i) the Trust shall fail to pay in full when due any dividend on the Series A Convertible Preferred Shares; (ii) the Trust shall (A) fail to pay in full when due any principal, premium or interest with respect to any Indebtedness (defined below) having an outstanding aggregate principal amount in excess of $15,000,000 (but excluding, for purposes of this clause (ii)(A), Indebtedness which is without recourse to any Person and the sole remedy of the lender thereof is the enforcement of a mortgage lien on real estate, if the amount secured by such lien is in excess of the fair market value of the real estate so encumbered (with fair market value being determined without regard to the amount secured by the mortgage lien so to be enforced or as to any other obligations or Indebtedness encumbering or enabling the holders thereof to make a claim against such real estate to the extent that such other obligations or Indebtedness are not secured by a mortgage lien which is senior and prior to the lien so to be enforced), (B) allow such Indebtedness (excluding as aforesaid) to be declared due and payable, or to be required to be repaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof, or (C) fail to observe or perform any agreement or condition relating to such Indebtedness, or contained in any instrument or agreement evidencing, securing or relating thereto, and such failure shall continue beyond any applicable grace period such that it could reasonably be expected to have a material adverse effect on the financial condition, results of operations or business of the Trust, together with Ramco-Gershenson Properties, L.P. (together with any successor thereto, the "Operating Partnership") and any other Subsidiary (as used herein, "Subsidiary" shall mean any entity and "Subsidiaries" shall mean more than one of the entities in which the Trust has a direct or indirect equity interest) taken as a whole; (iii) there shall have occurred an IRS Termination Determination (as defined in Section 4(c) below) and the Trust does not receive (within 90 days of the date established in the IRS Termination Determination as the date on which the Deficiency Dividend (as defined in Section 3(g) hereof) is required to be paid), pursuant to the Tax Agreement, full payment by way of indemnity for any amount paid or to be paid as a Deficiency Dividend; (iv) there shall have not occurred prior to the Stated Maturity Date an underwritten, Widely Distributed (defined below) offering of Common Shares, the gross proceeds of which are not less than $40,300,000 (a "Qualified Underwritten Offering"); (v) the Trust shall use the proceeds of the sale of the Series A Convertible Preferred Shares (or the proceeds of the sale of the Preferred Units pursuant to the Purchase Agreement) other than for the repayment of the principal amount of Indebtedness or to meet its operating objectives in purchasing or redeveloping retail properties of the nature operated by Ramco-Gershenson Properties Trust on September 30, 1997; (vi) there shall occur any event which, under Section 4 of these Articles Supplementary, requires the approval of holders of Series A Convertible Preferred Shares, without such approval having been previously obtained; (vii) there shall have occurred an event as described in Section 4(c)(iv), except as set forth below, regardless of whether or not there shall have been obtained the approval thereof as established in Section 4 of these Articles Supplementary; or (viii) neither Dennis Gershenson, nor a replacement reasonably acceptable to Morgan Stanley Asset Management Inc., shall hold the office and function in the capacity of president and chief executive officer of the Trust, other than as a result of the death or a condition of disability extending for a continuous period of not less than 180 days of Dennis Gershenson. As used herein, "Widely Distributed" shall mean, in the context of an underwritten public offering, an offering in which (i) a minimum of 30% of the Common Shares included in such offering is purchased by retail individual brokerage customers brought into the transaction by the members of the underwriting syndicate and (ii) a minimum of eight institutions shall have purchased Common Shares. With respect to a Rate Event of the nature set forth in clause (vii) of this paragraph, such event shall not result in an increase in dividends as provided in this Section 3(b) with respect to the holder of Series A Convertible Preferred Shares if and to the extent such holder shall have voted such Series A Convertible Preferred Shares affirmatively for a matter set forth in the definition of "Change of Control" set forth below. As used herein, "Indebtedness" shall mean all obligations, contingent and otherwise, that in accordance with generally accepted accounting principles should be classified upon the obligor's balance sheet as liabilities, or to which reference should be made by footnotes thereto, but without any double counting, including in any event and whether or not so classified: (a) all debt and similar monetary obligations, whether direct or indirect; (b) all liabilities secured by any Lien on property owned or acquired subject thereto, whether or not the liability secured thereby shall have been assumed; and (c) all guarantees, endorsements and other contingent obligations whether direct or indirect in respect of indebtedness of others, including any obligation to supply funds to or in any manner to invest directly or indirectly in a Person, to purchase indebtedness, or to assure the owner of indebtedness against loss through an agreement to purchase goods, supplies or services for the purpose of enabling the debtor to make payment of the indebtedness held by such owner or otherwise, and the obligation to reimburse the issuer in respect of any letter of credit. As used herein, "Lien" shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, security interest, lien (statutory or other) or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any capitalized lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction in respect of any of the foregoing). As used herein, "Person" shall mean an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government or other entity of whatever nature.

     (c) Each dividend will be payable to holders of record of the Series A Convertible Preferred Shares on a date (a "Record Date") selected by the Board of Trustees which is not less than 10 nor more than 45 days before the Dividend Payment Date on which the dividend is to be paid. No Record Date will precede the close of business on the date the Record Date is fixed.

     (d) Unless and until all Accrued Dividends on the Series A Convertible Preferred Shares under Section 3(a) through the last preceding Dividend Payment Date have been paid, and unless and until all Accrued Dividends on the Series A Convertible Preferred Shares under Section 3(b) (but excluding Section 3(b)

Suspended Dividends, which shall be paid only as provided in subparagraphs (2) and (3) of the second paragraph of Section 3(b)) through the last Dividend Payment Date have been paid, the Trust may not (i) declare or pay any dividend, make any distribution (other than a distribution payable solely in Common Shares), or set aside any funds or assets for payment or distribution with regard to any Junior Shares (as herein defined), (ii) redeem or purchase (directly or through the Operating Partnership or subsidiaries), or set aside any funds or other assets for the redemption or purchase of, any Junior Shares or (iii) authorize, take or cause or permit to be taken any action as general partner of the Operating Partnership, that will result in (A) the declaration or payment by the Operating Partnership of any distribution to its partners (other than distributions payable to the Trust as general partner that will be used by the Trust to fund the payment of dividends on the Series A Convertible Preferred Shares (such distributions to the Trust being referred to as "Authorized GP Distributions")), or set aside any funds or assets for payment of any distributions (other than Authorized GP Distributions) or (B) the redemption or purchase (directly or through the Operating Partnership or subsidiaries), or the setting aside of any funds or other assets for the redemption or purchase of, any partnership interests in the Operating Partnership, except for exchanges of partnership interests in the Operating Partnership in the ordinary course solely for Common Shares as a result of which the Trust's partnership interest in the Operating Partnership increases by the amount of such partnership interest so exchanged. As used with regard to the Series A Convertible Preferred Shares, the term "Junior Shares" means all Common Shares and all shares of all other classes or series of the Trust to which the Series A Convertible Preferred Shares are prior in rank with regard to payment of dividends or payments upon the liquidation, dissolution or winding-up of the Trust.

     (e) While any Series A Convertible Preferred Shares are outstanding, the Trust may not pay any dividend, or set aside any funds for the payment of a dividend, with regard to any shares of any class or series of the Trust which ranks on a parity with Series A Convertible Preferred Shares as to payment of dividends unless at least a proportionate payments is made with regard to all Accrued Dividends on the Series A Convertible Preferred Shares (except that portion of Accrued Dividends which, as Section 3(b) Suspended Dividends, are required to be paid only upon the Stated Maturity Date, the Accelerated Maturity Date, or, as to any Series A Convertible Preferred Shares as to which a notice of conversion has been furnished by the holder thereof, at the effective time of conversion). A payment of dividends with regard to the Series A Convertible Preferred Shares will be proportionate to a payment of a dividend with regard to another class or series of shares if the dividend per Series A Convertible Preferred Share is the same percentage of the Accrued Dividends (except as aforesaid) with regard to a Series A Convertible Preferred Share that the dividend paid with regard to shares of the other class or series is of the Accrued Dividends (except as aforesaid) with regard to a share of stock of that other class or series.

     (f) Any dividend paid with regard to Series A Convertible Preferred Shares will be paid equally with regard to each outstanding Series A Convertible Preferred Share, except to the extent that the Series A Convertible Preferred Shares are outstanding for differing amounts of time during the relevant dividend period.

     (g) Except as provided below in this Section 3(g) to the contrary, to the extent that Federal income tax for the Trust's taxable years ending December 31, 1991, 1992, 1993 and 1994 may be avoided by the declaration and distribution of a deficiency dividend as provided in Section 860 of the Code (a "Deficiency Dividend"), the Trust, if, but only if, the Trust has received all funds required therefor from Atlantic Realty Trust under the Tax Agreement (defined below), may distribute such Deficiency Dividend to holders of record of Common Shares at a record date established in connection therewith, whether or not all or any Accrued Dividends have been paid on the Series A Convertible Preferred Shares, and any such distribution of a Deficiency Dividend to holders of Common Shares shall be disregarded in, and any such Deficiency Dividend shall be excluded from, the determination of the Common Shares Dividend Amount. In the event the Trust determines to make a distribution of a Deficiency Dividend not all of the funds for which (together with all of the funds for any previous Deficiency Dividend) have theretofore been paid to the Trust under the Tax Agreement, then any such Deficiency Dividend amounts may be paid only in the following order of priority:

     first, in the payment of all Accrued Dividends then due,

     second, in the payment equally with regard to the holders of record of Series A Convertible Preferred Shares and the Common Shares at a record date established in connection therewith, with the amount so payable with respect to each Series A Convertible Preferred Share being determined in accordance with the procedures established with respect to the Common Shares Dividend Amount.

     SECTION 4. Voting Rights.

     The voting rights of the holders of Series A Convertible Preferred Shares will be only the following:

     (a) The holders of Series A Convertible Preferred Shares will have the right to vote on all matters in which the holders of Common Shares are entitled to vote on an "as converted" basis with holders of the Common Shares, as though part of the same class as holders of Common Shares, with such number of Common Shares deemed held of record by a holders of Series A Convertible Preferred Shares on any Record Date as would be the number of Common Shares into which the Series A Convertible Preferred Shares held by such holder would be entitled to be converted on such Record Date. The holders of Series A Convertible Preferred Shares shall receive all notices of meetings of the holders of shares Common Shares, and all other notices and correspondences to the holders of Common Shares provided by the Trust and shall be entitled to take such actions, and shall have such rights, as are accorded the holders of Common Shares in the Declaration of Trust and in the by-laws of the Corporation as are in effect on the date hereof, in each case with the same effect as would be taken by holders of such number of Common Shares as determined as aforesaid.

     (b) While any Series A Convertible Preferred Shares are outstanding, the Trust will not, directly or indirectly, including through a merger or consolidation with any other corporation or otherwise, without approval of holders of at least 51% of the outstanding Series A Convertible Preferred Shares, voting separately as a class, (i) issue any Series A Convertible Preferred Shares except pursuant to the Purchase Agreement or increase the number of authorized shares of Series A Convertible Preferred Shares, (ii) combine, split or reclassify the outstanding shares of Series A Convertible Preferred Shares into a smaller or larger number of shares; (iii) exchange or convert any Series A Convertible Preferred Shares for other securities or the right to receive cash, or to propose or require an exchange or conversion, or to require a conversion other than as expressly provided hereby, or to reclassify any Series A Convertible Preferred Shares, or to authorize, create, classify, reclassify or issue any class or series of stock ranking prior to or on a parity with the Series A Convertible Preferred Shares either as to dividends or upon liquidation, dissolution or winding-up of the Trust, (iv) amend, alter or repeal, or permit to be amended, altered or repealed, any of the provisions of these Articles Supplementary, the By-laws of the Trust, the agreement of limited partnership of the Operating Partnership or the organizational document of any Subsidiary in such a manner as would affect adversely the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of the Series A Convertible Preferred Shares (including, without limitation, taking any such action the result of which could be to alter the manner or rate of exchange of partnership interests in the Operating Partnership for securities of Ramco-Gershenson Properties Trust, a Massachusetts business trust, as in effect on September 30, 1997) or, in the case of a proposed amendment to the agreement of limited partnership of the Operating Partnership, or any organizational document of any Subsidiary, in such a manner as would affect adversely the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, and qualifications of the holders of the Common Shares and the Series A Convertible Preferred Shares, considered as a whole; (v) permit to be amended or waive any provision of that certain Tax Agreement dated May 10, 1996 between the Trust and Atlantic Realty Trust (the "Tax Agreement"); or (vi) other than a result of a Trustee Election (defined below) adopt a plan for or effect a voluntary liquidation, dissolution or winding up of the Trust, the sale of substantially all of the assets of the Trust, or the merger, consolidation or recapitalization of the Trust. As used herein, "Trustee Election" shall mean an election by the Trustees to liquidate the Operating Partnership and the Trust as provided in
Section 12.7 of the Amended and Restated Master Agreement, dated as of December 27, 1995 by and among Ramco-Gershenson, Inc., Dennis Gershenson, Joel Gershenson, Bruce Gershenson, Richard Gershenson, Michael A. Ward, Michael A. Ward U/T/A dated 2/22/77 as amended, Ramco-Gershenson Properties, L.P. and each of the Ramco Contributing Parties set forth on schedule A thereto.

     (c) While any Series A Convertible Preferred Shares are outstanding, the Trust will not, directly or indirectly, including through a merger or consolidation with any other corporation or otherwise, without the approval of the holders of 51% of the outstanding the Series A Convertible Preferred Shares, voting separately as a class, propose, authorize, take, or cause to be taken or allow to occur any of the following actions: (i) with the exception of (A) the public market trading of Common Shares in unsolicited transactions or (B) a Qualified Underwritten Offering, the sale, transfer or assignment, in a single transaction or series of transactions, of beneficial interests in or voting rights with respect to assets of the Trust or the Operating Partnership or any Subsidiary, or any other person (except that with respect to any subsidiary in which the Trust or the Operating Partnership has a minority interest such that a sale, transfer or assignment is not within the Trust's or Operating Partnership's control, this prohibition shall not apply), owned directly or indirectly by the Trust to the extent of the Trust's attributed interest in such other person, having a fair market value (based on the value of the total consideration of each such transaction, including, without limitation, any debt assumed by any purchaser in connection therewith) in excess of $50,000,000 within any 90-day period or $150,000,000 within any 360-day period, (ii) the Trust's termination of the election, or the taking of any action by the Trust which would cause termination other than by election, of the Trust as a real estate investment trust under the Internal Revenue Code of 1986, as amended, other than a determination by the Internal Revenue Service that it will for any period deny the Company the tax benefits associated with the election as a real estate investment trust due solely and directly to the Tax Case (an "IRS Termination Determination"); (iii) any alteration in the Trust's or the Operating Partnership's business such that the real estate assets owned directly or indirectly by the Trust are, on a square foot basis, less than 90% invested in retail properties of the nature of the predominant real estate assets of the Trust the on date hereof; or (iv) any Change in Control (as defined below) of the Trust or the Operating Partnership, or any response to a proposal the effect of which, if consummated, could be a Change of Control. As used herein, "Tax Case"shall mean the Internal Revenue Service's tax investigation dealing with the Trust's tax status, as described in the Trust's SEC Reports to the extent the Trust has incurred or will incur, directly or indirectly, voluntarily or involuntarily, any liability for which it is entitled to be reimbursed under the Tax Agreement. As used herein "SEC Reports" shall mean each registration statement, report, proxy statement or information statement and all exhibits thereto prepared by the Trust or relating to its properties filed with the Securities and Exchange Commission.

     As used herein, a "Change of Control" of the Trust or the Operating Partnership shall be deemed to have occurred if any of the following occur (or, in the case of any proposal, if any of the following could occur as a result thereof): (i) the Trust takes or fails to take any action such that it ceases to be required to file reports under Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor to that Section; (ii) any "person" (as defined in Sections 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
Act), directly or indirectly, of either (a) 25% or more of the outstanding Common Shares, or (b) 25% (by right to vote or grant or withhold any approval) of the outstanding securities of any other class or classes which individually or together have the power to elect a majority of the members of the Board of Trustees of the Trust (the "Board"); (iii) the Board determines to recommend, or fails to determine to recommend, the acceptance of any proposal set forth in a tender offer statement or proxy statement filed by any person with the Securities and Exchange Commission which indicates the intention on the part of that person to acquire, or acceptance of which would otherwise have the effect of that person acquiring, either (a) 25% or more of the outstanding the Common Shares, or (b) 25% (by right to vote or grant or withhold any approval) of the outstanding securities of any other class or classes which individually or together have the power to elect a majority of the members of the Board; (iv) other than as a result of the death or disability of one or more of the directors within a three-month period, a majority of the members of the Board for any period of three consecutive months are not persons who (a) had been directors of the Trust for at least the preceding 24 consecutive months or (b) when they initially were elected to the Board, (x) were nominated (if they were elected by the shareholders) or elected (if they were elected by the directors) with the affirmative concurrence of 66 2/3% of the directors who were Continuing Directors at the time of the nomination or election by the Board and (y) were not elected as a result of an actual or threatened solicitation of proxies or consents by a person other than the Board or an agreement intended to avoid or settle such a proxy solicitation (the directors described in clauses (a) and (b) of this subsection (iv) being "Continuing Directors"); (v) the Trust ceases to be the sole General Partner of the Operating Partnership or grants or sells to any person the power to control or direct the actions of the Operating Partnership as if such person (A) is a general partner of the Operating Partnership or (B) is a limited partner of the Operating Partnership with consent or approval rights greater than the consent or approval rights held by the limited partners of the Operating Partnership on the date hereof; or (vi) the Operating Partnership is a party to any entity conversion or any merger or consolidation in which the

Operating Partnership is not surviving entity in such merger or consolidation or in which the effect is of the nature set forth in the next preceding clause (v) of this Section 4(c).

     (d) Prior to the occurrence after the date hereof of a Qualified Underwritten Offering, the Trust will not, directly or indirectly, without the approval of the holders of 51% of the outstanding Series A Convertible Preferred Shares, voting separately as a class, issue any additional Common Shares or Preferred Shares of the Trust. Notwithstanding the foregoing, the Trust will be permitted to issue Common Shares as part of an acquisition, or as follows: (i) issuances of Common Shares to officers, employees or trustees of the Trust not in excess of that number of shares permitted to be issued pursuant to the 1996 Stock Option Plan and the 1997 Non-Employee Trustee Stock Option Plan, as each such plan is in effect as at September 30, 1997; (ii) issuances of Common Shares pursuant to any dividend reinvestment plan maintained by the Trust; and (iii) issuances of Common Shares with respect to exchanges of partnership interests in the Operating Partnership in the ordinary course solely for Common Shares as a result of which the Trust's partnership interest in the Operating Partnership increases by the amount of such partnership interest so exchanged.

     SECTION 5. Liquidation.

     Upon the liquidation, dissolution or winding-up of the Trust, whether voluntary or involuntary, the holders of the Series A Convertible Preferred Shares, will be entitled to receive out of the assets of the Trust available for distribution to its shareholders, whether from capital, surplus or earnings, before any distributions made to holders of any Junior Shares, an amount per share (the "Liquidation Preference") equal to the sum of (i) Stated Value plus
(ii) the per share amount of Accrued Dividends with regard to the Series A Convertible Preferred Shares to the date of final distribution (whether or not declared). If, upon any liquidation, dissolution or winding-up of the Trust, the assets of the Trust, or proceeds of those assets, available for distribution to the holders of Series A Convertible Preferred Shares and of shares of all other classes or series which are on a parity as to distributions on liquidation with the Series A Convertible Preferred Shares are not sufficient to pay in full the Liquidation Preference to the holders of the Series A Convertible Preferred Shares and any liquidation preference of all other classes or series which are on a parity as to distributions on liquidation with the Series A Convertible Preferred Shares, then the assets, or the proceeds of those assets, which are available for distribution to the holders of Series A Convertible Preferred Shares and of the shares of all other classes or series which are on a parity as to distributions on liquidation with the Series A Convertible Preferred Shares will be distributed to the holders of the Series A Convertible Preferred Shares and of the shares of all other classes or series which are on a parity as to distributions on liquidation with the Series A Convertible Preferred Shares ratably in accordance with the respective amounts of the liquidation preferences of the shares held by each of them. After payment of the full amount of the Liquidation Preference, the holders of Series A Convertible Preferred Shares will not be entitled to any further distribution of assets of the Trust. For the purposes of this Section, neither a consolidation or merger of the Trust with another corporation, nor a sale or transfer of all or any part of the Trust's assets for cash or securities, will be considered a liquidation, dissolution or winding-up of the Trust.

     SECTION 6. Conversion Into Common Shares.

     (a) Optional Conversion. (i) Each holder of Series A Convertible Preferred Shares will have the right, at the holder's option, exercised by notice to such effect (the "Notice of Election to Convert"), to convert all or any of the Series A Convertible Preferred Shares held of record by the holder into Common Shares, such that each Series A Convertible Preferred Share will be entitled to be converted into (A) a number of fully paid and non-assessable Common Shares (calculated as to each conversion to the nearest 1/100th of a share) equal to Stated Value plus the amount, if any, of the per share amount of Accrued Dividends (subject, to the extent of Section 3(b) Suspended Dividends, to the proviso in the last sentence of subparagraph 2 of the second paragraph of
Section 3(b) hereof) as of the effective time of the conversion, divided by the Conversion Price, as defined below, then in effect, or (B) such other securities or assets as the holder is entitled to receive in accordance with Section 6(e).

     (ii) The holder of each Series A Convertible Preferred Share to be converted must surrender the certificate representing that share to the conversion agent for the Series A Convertible Preferred Shares appointed by the Trust (which may be the Trust itself), with the Notice of Election to Convert on the back of that certificate duly completed and signed, at the principal office of the conversion agent. If the shares issuable on conversion are to be issued in a name other than the name in which the Series A Convertible Preferred Shares is registered, each share surrendered for conversion must be accompanied by an instrument of transfer, in form reasonably satisfactory to the Trust, duly executed by the holder or the holder's duly authorized attorney and by funds in an amount sufficient to pay any transfer or similar tax which is required to be paid in connection with the transfer or evidence that such tax has been paid or is not payable.

     (b) Mandatory Conversion. All, but not less than all, outstanding Series A Convertible Preferred Shares will be subject to conversion on that date which is the earlier of the occurrence of a Qualified Underwritten Offering and the Stated Maturity Date (the earlier of such to occur, the "Mandatory Conversion Date"), subject to the obligation of the Trust to redeem the Series A Convertible Preferred Shares for cash on an Accelerated Maturity Date as provided in Section 8, and subject to earlier conversion at the option of the holders as set forth in this Section 6. Each Series A Convertible Preferred Share shall be convertible into a Common Share at Stated Value plus the per share amount of Accrued Dividends, if any (subject, to the extent of Section 3(b) Suspended Dividends, to the proviso in the last sentence of subparagraph 2 of the second paragraph of Section 3(b) hereof), for each Series A Convertible Preferred Share so converted, for Common Shares issued on conversion priced at the Conversion Price calculated in accordance with Section 6(e) of these Articles Supplementary. In order to effect the mandatory conversion of the Series A Convertible Preferred Shares, the Trust shall mail a notice (the "Notice of Mandatory Conversion") to all holders of outstanding Series A Convertible Preferred Shares on a date (the "Mandatory Conversion Notice Date") at least 60 but not more than 90 days prior to the Mandatory Conversion Date, except that in the case of the Mandatory Conversion Date which is occasioned by a Qualified Underwritten Offering, the Trust may provide the Notice of Mandatory Conversion which references an expected date of such occurrence provided that the Trust confirms the Mandatory Conversion Date in a supplemental notice to all holders of Series A Convertible Preferred Shares immediately upon the occurrence of a Qualified Underwritten Offering. If the Trust gives a Notice of Mandatory Conversion, the outstanding Series A Convertible Preferred Shares will be automatically converted into Common Shares at the close of business on the Mandatory Conversion Date regardless of whether the holders of Series A Convertible Preferred Shares actually surrender the certificates representing their Series A Convertible Preferred Shares for conversion. At the close of business on the Mandatory Conversion Date, (i) the certificates representing the Series A Convertible Preferred Shares will cease to represent anything other than the right to receive the Common Shares into which the Series A Convertible Preferred Shares were automatically converted and (ii) the Trust may, at its option (the exercise of which will be described in the Notice of Mandatory Conversion), either (A) deliver certificates representing the Common Shares to which the holders of the Series A Convertible Preferred Shares are entitled without requiring the surrender of the certificates which formerly represented Series A Convertible Preferred Shares, or (B) deliver certificates representing the Common Shares when the holder surrenders the certificates which formerly represented the Series A Convertible Preferred Shares and complies with the other requirements of subparagraph 6(a)(ii) (excluding the completion of the Notice of Election to Convert).

     (c) Conversion Procedures. (i) The effective time of the conversion under
Section 6(a) shall be immediately prior to the close of business on the day when all the conditions in Section 6(a)(ii) have been satisfied. The effective time of the conversion under Section 6(b) shall, subject to the rights of holders under Section 6(a) and Section 8, be immediately prior to the close of business on the Mandatory Conversion Date.

     (ii) If shares are surrendered between the close of business on a dividend payment Record Date and the opening of business on the corresponding Dividend Payment Date ("Ex Record Date Shares"), the dividend with respect to those shares will be payable on the Dividend Payment Date to the holder of record of the Ex Record Date Shares on the dividend payment Record Date notwithstanding the surrender of the Ex Record Date Shares for conversion after the dividend payment Record Date and prior to the Dividend Payment Date. The Trust will make no payment or adjustment for Accrued Dividends on Ex Record Date Shares, whether or not in arrears, or for dividends on the Common Shares issued upon conversion of the Ex Record Date Shares, other than to make payment to the holder of record thereof on the Record Date. The provisions of this Section 6(c)(ii) shall not limit the obligation of the Trust to issue Common Shares in conversion of Series A Convertible Preferred Shares, including Ex Record Date Shares, at Stated Value plus Accrued Dividends, as elsewhere provided in these Articles.

     (iii) Except as otherwise permitted in clause (ii)(B) of the last sentence of Section 6(b), as promptly as practicable after the effective time for conversion of Series A Convertible Preferred Shares, the Trust will issue and will deliver to the holder at the office of the holder set forth in the Notice of Election to Convert, or on the holder's written order, a certificate or certificates representing the number of full Common Shares issuable upon the conversion of the Series A Convertible Preferred Shares. Any fractional interest in respect of a Common Share arising upon a conversion will be settled as provided in Section 6(d).

     (iv) Each conversion will be deemed to have been effected at the effective time provided in Section 6(c)(i), and the person in whose name a certificate for Common Shares is to be issued upon a conversion will be deemed to have become the holder of record of the Common Shares represented by that certificate at such effective time. All Common Shares delivered upon conversion of Series A Convertible Preferred Shares will upon delivery be duly and validly issued and fully paid and nonassessable, free of all liens and charges and not subject to any preemptive rights except such preemptive rights as may exist pursuant to the Purchase Agreement. The Series A Convertible Preferred Shares so converted will no longer be deemed to be outstanding and all rights of the holder with respect to those shares will immediately terminate, except the right to receive the Common Shares or, if applicable, other securities, cash or other assets to be issued or distributed as a result of the conversion.

     (d) Fractional Shares. No fractional Common Shares will be issued upon conversion of Series A Convertible Preferred Shares. Any fractional interest in a Common Share resulting from conversion of Series A Convertible Preferred Shares will be paid in cash (computed to the nearest cent) based on the Current Market Price (as herein defined) of the Common Shares on the Trading Date next preceding the date of conversion. If more than one Series A Convertible Preferred Share is surrendered for conversion at substantially the same time by the same holder, the number of full shares of Common Shares issuable upon the conversion will be computed on the basis of all the Series A Convertible Preferred Shares surrendered at that time by that holder.

     (e) Conversion Price. The "Conversion Price" per Series A Convertible Preferred Share will initially be $17.50, and will be adjusted as follows from time to time if any of the events described below occurs:

          (i) If the Trust (A) pays a dividend or makes a distribution on its Common Shares in its Common Shares or (B) subdivides, splits or reclassified its outstanding Common Shares into a greater number of shares, the Conversion Price in effect immediately prior to that event will be reduced so that the holder of a Series A Convertible Preferred Share surrendered for conversion after that event will receive the number of Common Shares which the holder would have received if the Series A Convertible Preferred Shares had been converted immediately before the happening of the event (or, if there is more than one such event, if the Series A Convertible Preferred Shares had been converted immediately before the first of those events and the holder had retained all the Common Shares or other securities or assets received after the conversion). If the Trust combines its outstanding Common Shares into a smaller number of shares, the Conversion Price in effect immediately prior to that event will be increased so that the holder of a Series A Convertible Preferred Shares surrendered for conversion after that event will receive the number of Common Shares which the holder would have received if the Series A Convertible Preferred Shares had been converted immediately before the happening of the event (or, if there is more than one such event, if the Series A Convertible Preferred Shares had been converted immediately before the first of those events and the holder had retained all the Common Shares or other securities or assets received after the conversion). An adjustment made pursuant to this Section 6(e)(i) will become effective immediately after the Record Date in the case of a dividend or distribution, and will become effective immediately after the effective date in the case of a subdivision, split, reclassification or combination. If such dividend or distribution is declared but is not paid or made, the Conversion Price then in effect will be appropriately readjusted. However, a readjustment of the Conversion Price will not affect any conversion which takes place before the readjustment.

          (ii) If the Trust issues rights or warrants to the holders of its Common Shares as a class entitling them to subscribe for or purchase Common Shares at a price per share less than the Conversion Price at the Record Date for the determination of shareholders entitled to receive the rights or warrants, the Conversion Price in effect immediately before the issuance of the rights or warrants will be reduced in accordance with the equation set forth on Exhibit A hereto, which is hereby incorporated by reference herein. The adjustment provided for in this Section 6(e)(ii) will be made successively whenever any rights or warrants are issued, and will become effective immediately after each Record Date. In determining whether any rights or warrants entitle the holders of the Common Shares to subscribe for or purchase Common Shares at less than the Conversion Price, and in determining the aggregate sale price of the Common Shares issuable on the exercise of rights or warrants and any consideration to be received by the Trust for the exercise of such rights or warrants, there will be taken into account any consideration received by the Trust for the rights or warrants, with the value of that consideration, if other than cash, to be determined by the Board of Trustees of the Trust (whose determination, if made in good faith, will be conclusive). If any rights or warrants which lead to an adjustment of the Conversion Price expire or terminate without having been exercised, the Conversion Price then in effect will be appropriately readjusted. However, a readjustment of the Conversion Price will not affect any conversion which takes place before the readjustment.

          (iii) If the Trust distributes to the holders of its Common Shares as a class any shares of stock of the Trust (other than Common Shares) or evidences of indebtedness or assets (other than cash dividends or distributions) or rights or warrants (other than those referred to in
     Section 6(e)(ii)) to subscribe of or purchase any of its securities, then, in each such case, the Conversion Price will be reduced so that it will equal the price determined by multiplying the Conversion Price in effect immediately prior to the Record Date for the distribution by a fraction of which the numerator is the Current Market Price of the Common Shares on the Record Date for the distribution less the then fair market value (as determined by the Board of Trustees, whose determination, if made in good faith, will be conclusive) of the stock, evidences of indebtedness, assets, rights or warrants which are distributed with respect to one Common Share, and of which the denominator is the Current Market Price of the Common Shares on that Record Date. Each adjustment will become effective immediately after the Record Date for the determination of the shareholders entitled to receive the distribution. If any distribution is declared but not made, or if any rights or warrants expire or terminate without having been exercised, effective immediately after the decision is made not to make the distribution or the rights or warrants expire or terminate, the Conversion Price then in effect will be appropriately readjusted. However, a readjustment will not affect any conversion which takes place before the readjustment.

          (iv) If the Trust issues or sells (or the Operating Partnership issues or sells, other than the issuance of partnership interests in the Operating Partnership in the ordinary course for the purpose of the acquisition of real property or real property interests, which partnership interests are exchangeable solely for Common Shares as a result of which the Trust's partnership interest in the Operating Partnership increases by the amount of such partnership interest so exchanged), any equity or debt securities which are convertible, directly or indirectly into or exchangeable for Common Shares ("Convertible Securities") or any rights, options (other than the issuance or exercise after the date hereof of stock options covering no more than 286,000 Common Shares, subject to appropriate adjustment to the extent that the Trust (A) pays a dividend or makes a distribution on its Common Shares in shares of its Common Shares, (B) subdivides its outstanding Common Shares into a greater number of shares or (C) combines its outstanding Common Shares into a smaller number of shares, issued to employees or directors of the Trust or its Subsidiaries under the Trust's existing employee stock incentive plans) or warrants to purchase Common Shares at conversion, exchange or exercise price per share which is less than the Conversion Price, unless the provisions of Section 6(e)(ii) or
     (iii) are applicable, the Trust will be deemed to have issued or sold, on the later of the date on which the Convertible Securities, rights, options or warrants are issued and the date on which they first may be converted, exchanged or exercised, the maximum number of Common Shares into or for which the Convertible Securities may then be converted or exchanged or which are then issuable upon the exercise of the rights, options or warrants immediately prior to the close of business on the later of the date on which the Convertible Securities, rights, options or warrants are issued or the date on which they may first be converted, exchanged or exercised, and the Conversion Price shall be adjusted downward as if it were an event covered by Section 6(e)(v). However, no further adjustment of the Conversion Price will be made as a result of the actual issuance of Common Shares upon conversion, exchange or exercise of the Convertible Securities, rights, options or warrants. If any Convertible Securities, rights, options or warrants to which this Section applies are redeemed, retired or otherwise extinguished or expire without any Common Shares having been issued upon conversion, exchange or exercise thereof, effective immediately after the Convertible Securities, rights, options or warrants expire, the Conversion Price then in effect will be readjusted to what it would have been if those Convertible Securities, rights, options or warrants had not been issued. However, a readjustment will not affect any conversion which takes place before the readjustment. For the purposes of this Section 6(e)(iv), (x) the price of Common Shares issued or sold upon conversion or exchange of Convertible Securities or upon exercise of rights, options or warrants will be (A) the consideration paid to the Trust for the Convertible Securities, rights, options or warrants, plus (B) the consideration paid to the Trust upon conversion, exchange or exercise of the Convertible Securities, rights, options or warrants, with the value of the consideration, if other than cash, to be determined by the Board of Trustees of the Trust (whose determination, if made in good faith, will be conclusive) and (y) any change in the conversion or exchange price of Convertible Securities or the exercise price of rights, options or warrants will be treated as an extinguishment, when the change becomes effective, of the Convertible Securities, rights, options or warrants which had the old conversion, exchange or exercise price and an immediate issuance of new Convertible Securities, rights, options or warrants with the new conversion, exchange or exercise price.

          (v) If the Trust issues or sells any Common Shares (other than (X) on conversion or exchange of Convertible Securities or exercise of rights, options or warrants to which Section 6(e)(ii), (iii) or (iv) applies, (Y) the exchange of partnership interests in the Operating Partnership in the ordinary course solely for Common Stock as a result of which the Trust's partnership interest in the Operating Partnership increases by the amount of such partnership interest so exchanged or, (Z) the sale of Common Shares under a dividend reinvestment program if such Common Shares were purchased on the open market in ordinary brokerage transactions) for a consideration per share less than the Conversion Price on the date of the issuance or sale (or on exercise of options or warrants, for less than the Conversion Price on the date the options or warrants are issued), upon consummation of the issuance or sale, the Conversion Price in effect immediately prior to the issuance or sale will be reduced in accordance with the equation set forth on Exhibit A hereto, which is hereby incorporated by reference herein.

          (vi) If there is a reclassification or change of outstanding Common Shares (other than a change in par value, or as a result of a subdivision or combination), or a merger or consolidation of the Trust with any other entity that results in a reclassification, change, conversion, exchange or cancellation of outstanding Common Shares, or a sale or transfer of all or substantially all of the assets of the Trust, upon any subsequent conversion of Series A Convertible Preferred Shares, each holder of the Series A Convertible Preferred Shares will be entitled to receive the kind and amount of securities, cash and other property which the holder would have received if the holder had converted the Series A Convertible Preferred Shares into Common Shares immediately before the first of those events and had retained all the securities, cash and other assets received as a result of all those events. In the event that a transaction may be viewed as causing this Section 6(e)(vi) to be applicable and 6(e)(iii) is also applicable, then Section 6(e)(iii) will be applied and this Section 6(e)(vi) will not be applied.

          (vii) For the purpose of any computation under this Section 6(e), the "Current Market Price" of the Common Shares on any date will be the average of the last reported sale prices per share of the Common Shares on each of the twenty consecutive Trading Days (as defined below) preceding the date of the computation. The last reported sale price of the Common Shares on each day will be (A) the last reported sale price of the Common Shares on the principal stock exchange on which the Common Shares are listed, or (B) if the Common Shares are not listed on a stock exchange, the last reported sale price of the Common Shares on the principal automated securities price quotation system on which sale prices of the Common Shares are reported, or
     (C) if the Common Shares are not listed on a stock exchange and sale prices of the Common Shares are not reported on an automated quotation system, the mean of the high bid and low asked price quotations for the Common Shares as reported by National Quotation Bureau Incorporated if at least two securities dealers have inserted both bid and asked quotations for the Common Shares on at least five of the ten preceding Trading Days. If the Common Shares is not traded or quoted as described in any of clause (A),
     (B) or (C), the Current Market Price of the Common Shares on a day will be the fair market value of the Common Shares on that day as determined by a member firm of the New York Stock Exchange, Inc., selected by the Board of Trustees. As used with regard to the Series A Convertible Preferred Shares, the term "Trading Day" means (x) if the Common Shares is listed on at least one stock exchange, a day on which there is trading on the principal stock exchange on which the Common Shares are listed, (y) if the Common Shares are not listed on a stock exchange, but sale prices of the Common Shares are reported on an automated quotation system, a day on which trading is reported on the principal automated quotation system on which sales of the Common Shares are reported, or (z) if the Common

     Shares are not listed on a stock exchange and sale prices of the Common Shares are not reported on an automated quotation system, a day on which quotations are reported by National Quotation Bureau Incorporated.

          (viii) No adjustment in the Conversion Price will be required unless the adjustment would require a change of at least 1% in the Conversion Price; provided, however, that any adjustments which are not made because of this Section 6(e)(viii) will be carried forward and taken into account in any subsequent adjustment; and provided, further, that any adjustment must be made in accordance with this Section 6 (without regard to this Section 6(e)(viii)) not later than the time the adjustment may be required in order to preserve the tax-free nature of a distribution to the holders of Common Shares. All calculations under this Section 6 will be made to the nearest cent or to the nearest one hundredth of a share, as the case may be.

          (ix) Whenever the Conversion Price is adjusted, the Trust will promptly send each holder of record of Series A Convertible Preferred Shares a notice of the adjustment of the Conversion Price setting forth the adjusted Conversion Price and the date on which the adjustment becomes effective and containing a brief description of the events which caused the adjustment.

          (x) If any one of the events in Sections 6(e)(i) through 6(e)(vi) occurs, then the Trust will mail to the holders of record of the Series A Convertible Preferred Shares, at least 15 days before the applicable date specified below, a notice stating the applicable one of (i) the date on which a record is to be taken for the purpose of the dividend, distribution or grant of rights or warrants, or, if no record is to be taken, the date as of which the holders of Common Shares of record who will be entitled to the dividend, distribution or rights or warrants will be determined, (ii) the date on which it is expected the Convertible Securities will be issued or the date on which the change in the conversion, exchange or exercise price of the Convertible Securities, rights, options or warrants will be effective, (iii) the date on which the Trust anticipates selling Common Shares for less than the Conversion Price on the date of the sale (except that no notice need be given of the anticipated date of sale of Common Shares upon exercise of options or warrants which have been described in a notice to the holders of record of the Series A Convertible Preferred Shares given at least 15 days before the options or warrants are exercised), or (iv) the date on which the reclassification, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of record of Common Shares will be entitled to exchange their Common Shares for securities or other property deliverable upon the reclassification, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding up. Failure to give any such notice or any defect in the notice will not affect the legality or validity of the reclassification, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding up.

     (f) (i) The Trust will at all times reserve and keep available, free from preemptive rights, out of the authorized but unissued Common Shares, for the purpose of effecting conversion of the Series A Convertible Preferred Shares, the maximum number of Common Shares which the Trust would be required to deliver upon the conversion of all the outstanding Series A Convertible Preferred Shares. For the purposes of this Section 6(f)(i), the number of Common Shares which the Trust would be required to deliver upon the conversion of all the outstanding Series A Convertible Preferred Shares will be computed as if at the time of the computation all the outstanding Series A Convertible Preferred Shares were held by a single holder.

     (ii) Before taking any action would cause an adjustment reducing the Conversion Price below the then par value (if any) of the Common Shares deliverable upon conversion of the Series A Convertible Preferred Shares, the Trust will take all corporate action which may, in the opinion of its counsel, be necessary in order that the Trust may validly and legally issue fully paid and non-assessable Common Shares at the adjusted Conversion Price.

     (iii) The Trust will seek to list the Common Shares required to be delivered upon conversion of the Series A Convertible Preferred Shares, prior to the delivery, upon each national securities exchange, if any, upon which the outstanding Common Shares are listed at the time of delivery.

     (g) In connection with the conversion of any Series A Convertible Preferred Shares into Common Shares pursuant to Section 6(a) or (b), in determining the number of Common Shares to be issued upon conversion of each Series A Convertible Preferred Share, there shall be excluded from Accrued Dividends the amount of any

Accrued Dividends (the "Deferred Accrued Dividends") which were accrued on each such share in respect of the period from the last day of the month next preceding the last Dividend Payment Date to the effective date of the conversion (such period being referred to as the "Deferral Period"). Following the end of the Deferral Period, on the next date which would have been a Dividend Payment Date had such Series A Convertible Preferred Share not been converted, the Company shall pay in cash to the person or entity that was the holder of such converted Series A Convertible Preferred Share on the conversion date, the amount of Deferred Accrued Dividends reduced, but in no event to less than zero, by the amount of dividends paid on the Common Shares into which such Series A Preferred Share was converted in respect of the Deferral Period. To the extent that a dividend is paid on such Common Shares for a period which includes, but is longer than, the Deferral Period, the amount of dividends paid in respect of the Deferral Period shall be deemed to be a pro rata portion of the aggregate amount of accrued dividends paid for such longer period, based on the number of calendar days in the Deferral Period and the total number of days in the applicable dividend accrual period.

     (h) The Trust will pay any documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of Common Shares on conversion of Series A Convertible Preferred Shares; provided, however, that the Trust will not be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of Common Shares in a name other than that of the holder of record of Series A Convertible Preferred Shares to be converted and no such issue or delivery will be made unless and until the person requesting the issue or delivery has paid to the Trust the amount of any such tax or has established, to the satisfaction of the Trust, that the tax has been paid or is not payable.

     SECTION 7. Status.

     Series A Convertible Preferred Share converted pursuant to the terms hereof or otherwise acquired by the Trust shall automatically be retired upon such conversion or other acquisition, as the case may be, shall not be reissued as Series A Convertible Preferred Shares and shall be restored to the status of authorized but unissued shares of Preferred Shares, undesignated as to series.

     Section 8. Redemption after Acceleration of the Maturity Date .

     (a) Notwithstanding anything to the contrary contained in Section 6, each holder of Series A Convertible Preferred Shares will have the right, exercisable at any time prior to the Mandatory Conversion Date, to require the Trust to redeem (the date required for such redemption, the "Accelerated Maturity Date") any and all of the Series A Convertible Preferred Shares owned of record by the holder at a redemption price per share (the "Redemption Price") equal to the sum of (i) Stated Value plus (ii) the per share sum of all Accrued Dividends (including, without limitation, Section 3(b) Suspended Dividends) through the Redemption Date, as herein deferred, in the event that the Internal Revenue Service makes an IRS Termination Determination such that the Internal Revenue Service will for any period deny to the Trust the tax benefits associated with qualification as a real estate investment trust and either or both of the following circumstances arise: (i) the Trust does not receive (within 60 days of the date established in the IRS Termination Determination as the date on which the Deficiency Dividend or any other amount required to be paid by the Trust to the IRS is required to be paid) the full indemnity payment as a result thereof to which the Trust is entitled pursuant to the Tax Agreement, and (ii) counsel reasonably satisfactory to Morgan Stanley Asset Management Inc. is unable to provide to the holders of Series A Convertible Preferred Shares affirmative advice that, commencing not later than with the taxable year ending December 31, 1999, the Trust will, notwithstanding such IRS Termination Determination, be able to elect to be qualified and taxed as a real estate investment trust under the Internal Revenue Code of 1986, as amended, and its proposed method of operation will enable it so to qualify for following years.

     (b) In order to exercise its right of redemption pursuant to this Section 8, the holder must deliver a written request for redemption, accompanied by the certificates representing the shares to be redeemed, to the Trust at any time prior to the Mandatory Conversion Date. If, on or before the 180th day after the date of the IRS Termination Determination, a request for redemption pursuant to
Section 8(a) is given with respect to Series A Convertible Preferred Shares, promptly (but in no event more than ten Business Days) after the request for redemption is given to the Trust, the Trust will pay the holder of such shares cash equal to the Redemption Price of such shares. If, on or after the 181st day after the date of the IRS Termination Determination, a request for redemption pursuant to Section 8(a) is given with respect to Series A Convertible Preferred Shares, not more than 30 Business Days after the request for redemption is given to the Trust, the Trust will pay the holder of such shares cash equal to the Redemption Price of such shares. The date of any such payment is referred to herein as the "Redemption Date."

     (c) If a request for redemption accompanied by the certificates representing the shares to be redeemed is delivered to the Trust, on the Redemption Date dividends will cease to accrue with regard to the Series A Convertible Preferred Shares to be redeemed, and at the close of business on that date the holders of those shares will cease to be shareholders with respect to those shares, will have no interest in or claims against the Trust by virtue of such shares (other than as described in Section 8(c) hereof) and will have no voting or other rights with respect to such shares.

     (d) The dividend with respect to a Series A Convertible Preferred Share which is the subject of a request for redemption delivered on a day which falls between the close of business on a dividend payment Record Date and the opening of business on the corresponding Dividend Payment Date will be payable on the Dividend Payment Date to the holder of record of the Series A Convertible Preferred Shares on the dividend payment Record Date notwithstanding the redemption of the Series A Convertible Preferred Shares after the dividend payment Record Date and prior to the Dividend Payment Date.

     SECTION 9. Ranking.

     Subject to Section 4(b), the Series A Convertible Preferred Shares will, with respect to the payment of dividends and the distribution of assets on liquidation, dissolution or winding-up of the Trust, rank prior to any other series of Preferred Shares, prior to Common Shares and prior to any other class or series of capital stock of the Trust.

     Section 10. Miscellaneous.

     (a) Except as otherwise expressly provided in these Articles Supplementary, whenever a notice or other communication is required or permitted to be given to holders of Series A Convertible Preferred Shares, the notice or other communication will be deemed properly given if deposited in the United States mail, postage prepaid, addressed to the persons shown on the books of the Trust as the holders of the Series A Convertible Preferred Shares at the addresses as they appear on the books of the Trust, as of the Record Date or dates determined in accordance with applicable law and with the Declaration of Trust and Bylaws, as in effect from time to time, with a copy sent to Morgan Stanley Asset Management Inc., 1221 Avenue of the Americas, New York, New York 10020 by documented overnight delivery service or, to the extent receipt is confirmed, telecopy, telefax or other electronic transmission service.

     (b) Series A Convertible Preferred Shares will not have any designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications or terms and conditions of redemption, other than those specifically set forth herein, in the Charter, and as may be provided under applicable law insofar as any such provision does not conflict with the terms hereof.

     (c) The headings of the various subdivisions herein are for convenience only and will not affect the meaning or interpretation of any of the provisions herein.

     (d) Notwithstanding Section 4 hereof, and provided that the Trust's Board of Trustees determines that it is appropriate to submit to a vote of the holders of Series A Convertible Preferred Shares, the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of the Series A Convertible Preferred Shares may be waived, and any of such provisions of the Series A Convertible Preferred Shares may be amended, only with the approval of holders of at least 60% of the outstanding Series A Convertible Preferred Shares, voting separately as a class.

     (e) Notwithstanding anything to the contrary contained in Section 3, 4, 6 or 8 hereof, each holder of record of Series A Convertible Preferred Shares hereby agrees (subject to relinquishment by Morgan Stanley Asset Management Inc. as provided below) that, in determining whether any holder of Series A Convertible Preferred Shares has (i) approved a replacement to Dennis Gershenson as contemplated by clause (viii) of the last sentence of Section 3(b), (ii) approved any action by the Trust under Section 4, (iii) elected to cause the conversion of such holder's Series A Convertible Preferred Shares into Common Shares or other assets under Section 6, (iv) received any notice of the Trust required by these Articles Supplementary, including without limitation notices required by Section 6(e)(ix), Section 6(e)(x) and Section 6(f), or (v) elected to cause the redemption by the Trust of such holder's Series A Convertible Preferred Shares in the circumstance provided by Section 8, until such holder shall have notified in writing the Trust otherwise, Morgan Stanley Asset Management Inc. shall have the right to grant or deny such approvals, make or decline any such elections or receive any such notices with regard to all the Series A Convertible Preferred Shares held of record by such holder, and a notice received by Morgan Stanley Asset Management Inc. and a document executed by Morgan Stanley Asset Management Inc. granting or denying approval to any action by the Trust under Section 4, or electing or declining to the Trust to effect the conversion as to any Series A Convertible Preferred Shares under Section 6, or electing or declining to the Trust to effect the redemption as to any Series A Convertible Preferred Shares shall determine the matter for such holders as Morgan Stanley Asset Management Inc. may indicate. Upon written notice by Morgan Stanley Asset Management Inc. to the Trust, Morgan Stanley Asset Management Inc. may relinquish such rights and powers of any or all Series A Convertible Preferred Shares. The foregoing may, but need not, be implemented by execution by each holder of Series A Convertible Preferred Shares of a proxy in favor of Morgan Stanley Asset Management Inc.

     SECTION 11. Permissible Distributions.

     In determining whether a distribution (other than upon voluntary or involuntary liquidation), by dividend, redemption or other acquisition of shares or otherwise, is permitted under the Maryland General Corporation Law, amounts that would be needed, if the Trust were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of holders of Series A Convertible Preferred Shares whose preferential rights upon dissolution are superior to those receiving the distribution shall be added to the Trust's total liabilities.

     SECTION 12. Severability of Provisions.

     Whenever possible, each provision hereof shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision hereof is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof. If a court of competent jurisdiction should determine that a provision hereof would be valid or enforceable if a period of time were extended or shortened or a particular percentage were increased or decreased, then such court may make such change as shall be necessary to render the provision in question effective and valid under applicable law.

     THIRD: The Series A Convertible Preferred Shares have been classified by the Board of Trustees of the Trust under the authority contained in the Declaration of Trust.

     FOURTH: These Articles Supplementary have been approved by the Board of Trustees in the manner and by the vote required by law.

     FIFTH: The undersigned officers acknowledge these Articles Supplementary to be the trust act of the Trust and, as to all matters or facts required to be verified under oath, the undersigned officers each certify, under penalties of perjury, that to the best of his knowledge and information and belief these matters and facts are true in all material respects.

     IN WITNESS WHEREOF, RGPT Trust has caused these Articles Supplementary to be executed under seal in its name and on its behalf by its President and attested to by its Secretary as of October 2, 1997


ATTEST:                                               RGPT TRUST,                                            (SEAL)
  /s/ Richard Gershenson                              By /s/ Dennis Gershenson
  ----------------------------------------            -----------------------------------------
  Name: Richard Gershenson                            Name: Dennis Gershenson
  Title: Secretary                                    Title: President

                       RAMCO-GERSHENSON PROPERTIES TRUST
                     27600 NORTHWESTERN HIGHWAY, SUITE 200
                           SOUTHFIELD, MICHIGAN 48034


       PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS ON DECEMBER 18, 1997


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


    The undersigned hereby appoints Bruce A. Gershenson and Richard D. Gershenson or either of them, each with full power of substitution, proxies of the undersigned to vote all shares of beneficial interest of Ramco-Gershenson Properties Trust (the "Trust") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust to be held on the 18th day of December, 1997 at 10:00 a.m., at the offices of Honigman Miller Schwartz and Cohn, 2290 First National Building, 660 Woodward Avenue, Detroit, Michigan 48226 and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat.


    Said proxies are instructed to vote as follows:


1. The approval of the changing of the Trust's state of organization from Massachusetts to Maryland through the termination of the Trust's current Amended and Restated Declaration of Trust by amending such Amended and Restated Declaration of Trust to provide for the termination of the Trust, the merger (the "Change of Venue Merger") of the Trust into a newly-formed Maryland real estate investment trust subsidiary (the "Maryland Trust"), and the conversion of each outstanding share of beneficial interest of the Trust into a common share of beneficial interest of the surviving Maryland Trust.

              [ ] FOR           [ ] AGAINST           [ ] ABSTAIN


2. The approval of the issuance of Series A Convertible Preferred Shares of the Maryland Trust and common shares of beneficial interest of the Maryland Trust to holders of Series A Convertible Preferred Shares issued by the Maryland Trust upon the conversion or redemption of such Series A Convertible Preferred Shares.


              [ ] FOR           [ ] AGAINST           [ ] ABSTAIN



THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS
                                   INDICATED,


        THIS PROXY WILL BE VOTED FOR THE APPROVAL OF PROPOSALS 1 AND 2.



                          (continued on reverse side)



3. In accordance with their judgement with respect to any other business that may properly come before the meeting.



    Receipt of Notice of Special Meeting and Proxy Statement dated November 17, 1997 is hereby acknowledged.



                                             Dated:



                                            -----------------------------------,
                                             1997


                                             -----------------------------------

                                                          Signature


                                             -----------------------------------

                                                 Signature (if held jointly)


                                             -----------------------------------

                                                            Title



                                             Please sign exactly as name appears
                                             hereon. When Shares are held by
                                             joint tenants, both should sign.
                                             When signing as an attorney,
                                             executor, administrator, trustee or
                                             guardian, please give full title of
                                             such. If a corporation, please sign
                                             in corporate name by President or
                                             other authorized officer. If a
                                             partnership, please sign in
                                             partnership name by authorized
                                             person.



PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED PRE-PAID ENVELOPE OR DELIVER TO: The Herman Group, Inc., 2121 San Jacinto Street, 26th Floor, Dallas, Texas 75201. Facsimile copies of the Proxy, properly completed and duly executed, will be accepted at (214) 999-9323 or (214) 999-9348. If you have any questions, please call The Herman Group, Inc. at (800) 747-2983.